UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706

Templeton Income Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway, San Mateo, CA

94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/18

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter June 30, 2018 Templeton Emerging Markets Bond Fund A SERIES OF TEMPLETON INCOME TRUST Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended June 30, 2018, the global economy generally expanded amid price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. The European Central Bank did not change its benchmark interest rate during the period, but announced in June that it would begin reducing its monthly bond purchases in October 2018, while keeping interest rates unchanged through the summer of 2019. The US Federal Reserve raised the federal funds rate range by 0.25% in March and June 2018, after a 0.25% increase in December 2017, shortly before the period, and continued reducing its balance sheet. Global markets were pressured by Korean peninsula tensions, worries that central banks could raise interest rates due to strong economic growth and rising inflation, US trade conflicts with China and other allies, and concerns about consumer data privacy. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, declined 0.94% in US dollar terms but rose 0.09% in local currency terms. The US dollar appreciated against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than

60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Bond Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer – Investment

Management

Templeton Income Trust

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Emerging Markets Bond Fund

This semiannual report for Templeton Emerging Markets Bond Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in a non-diversified portfolio of bonds issued by governments or government-related entities that are located in emerging market countries, as well as bonds issued by emerging market corporate entities.

Performance Overview

For the six months under review, the Fund’s Class A shares had a -5.04% cumulative total return. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the Fund’s benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, posted a +2.94% cumulative total return in US dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The six-month period began with sharply rising yields in the US and Europe as reflation sentiments appeared to return to markets. Deregulation efforts and tax cuts were anticipated to add stimulus to an already strong US economy. The 10-year US Treasury yield rose 45 basis points (bps), finishing February at 2.86%. In Europe, the 10-year German bund yield rose 27 bps during January, reaching its peak yield for the period at 0.70% on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (ECB) later in the year, but those

Portfolio Composition*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1% of net assets.

***Includes U.S. and foreign government and agency securities, money market funds and other net assets (including derivatives).

expectations would diminish by the end of the period. Overall, the US dollar was broadly weaker against the euro and global currencies during the opening months of the period, but that trend would sharply reverse in April.

In February, Jerome Powell took over as US Federal Reserve (Fed) Chairman, replacing Janet Yellen. The Fed continued to unwind its balance sheet throughout the period, and raised the federal funds target rate 25 basis points twice; once in March and again in June. In Japan, Haruhiko Kuroda was reappointed to a second five-year term as Bank of Japan (BOJ) Governor, effectively extending the BOJ’s current monetary accommodation indefinitely.

By March, the rising yield trends in the US and Europe stalled and moderately reversed. Protectionist trade activity from the US in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high yield credit tiers in the US and Europe during the month, ultimately widening even further by the end of June.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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TEMPLETON EMERGING MARKETS BOND FUND

In April, US Treasury yields rose sharply and the US dollar strengthened broadly as reflation sentiments appeared to again return to financial markets. The 10-year US Treasury yield rose above 3.00% for the first time in more than four years, ultimately reaching 3.11% on May 17, its highest level since 2011. However, risk aversion returned to global bond markets in the second half of May, as political issues in Italy raised concerns over the euro and Italian debt ratios. Consequently, yields in Italy, Spain, and much of peripheral Europe rose sharply, while yields in Germany, France, and the US declined as investors shifted to what they perceived as less risky investments. Several Latin American countries also saw rising yields and depreciations of their exchange rates during May, as upcoming elections in Mexico and Brazil, as well as policy concerns in Argentina appeared to increase regional volatility.

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

In the second half of June, a return of tariff threats from the US brought back risk aversion, driving the 10-year US Treasury yield back to where it began the month at 2.86%. Overall, the 10-year US Treasury yield finished the period 45 bps higher. In Europe, ECB president Mario Draghi provided updated guidance on the ECB’s monetary policy timeline at its June 14 meeting: The net asset purchase program will be reduced to €15 billion per month for October, November and December, and conclude at the end 2018. Draghi also indicated that rates would likely remain unchanged until at least the summer of 2019. The 10-year German bund correspondingly finished June four bps lower for the month at 0.30%, finishing the six-month period 13 bps lower than where it started.

On the whole, duration exposures in the US and in several parts of the world faced headwinds from rising rates during the period, with the exception of core European countries, which began the period with rising yields, but finished with sharply declining yields. Additionally, the US dollar started the period weaker before significantly strengthening against global currencies over the final three months. Avoiding US Treasury duration proved important to performance during the period, as did long exposure to the US dollar.

Investment Strategy

We invest selectively in bonds from emerging markets around the world to seek to generate income for the Fund, pursuing opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We manage the Fund’s exposure to various currencies and regularly use currency and cross currency forward contracts. We may also use other derivative instruments, such as interest-rate swaps.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. We continued to prefer local-currency positions in specific countries that we believed to have resilient economies and relatively higher, maintainable rate differentials. During the period, we held notable local-currency duration exposures in Brazil, Argentina, Colombia, and Indonesia, and notable currency exposure to the Mexican peso and Indian rupee. We also continued to hold net-negative positions in the euro and Japanese yen as hedges against a broadly strengthening US dollar and as directional views on the currencies. We also held net-negative positioning in the Australian dollar based on the

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TEMPLETON EMERGING MARKETS BOND FUND

Currency Composition*

6/30/18

% of Total Net Assets

Americas	86.2%

U.S. Dollar	33.4%

Mexican Peso	22.0%

Argentine Peso	14.6%

Brazilian Real	12.7%

Colombian Peso	3.5%

Middle East & Africa	21.8%

Egyptian Pound	13.9%

Ghanaian Cedi	7.9%

Asia Pacific	9.8%

Indian Rupee	11.1%

Indonesian Rupiah	10.9%

Thailand Baht	4.6%

Australian Dollar	-5.6%

Japanese Yen	-11.2%

Europe	-17.8%

Euro	-17.8%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Reserve Bank of Australia’s continued rate accommodation, and as a partial hedge against potential economic risks in China as well as broad-based beta risks across emerging markets. In credit markets, we continued to see areas of value in specific sovereign credits, but we largely preferred the risk-adjusted returns in specific areas of the local-currency bond markets over the more fully valued credit markets. Overall, the strategy was positioned for depreciation of the euro and yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies contributed to absolute results, while overall credit exposures had a largely neutral effect. Among currencies, positions in Latin America and Asia ex-Japan detracted from absolute performance (the Argentine peso, Brazilian real and India rupee detracted, while the Mexican peso contributed). However, currency positions in Africa (the Egyptian pound) contributed to absolute results. The Fund’s net-negative position in the euro contributed to absolute results, while its net-negative position in the Japanese yen had a largely neutral effect. The Fund maintained low overall portfolio duration while holding duration exposures in select emerging markets. Select duration exposures in multiple regions contributed to absolute performance.

Thank you for your participation in Templeton Emerging Markets Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D.
Lead Portfolio Manager

Laura Burakreis
Portfolio Manager

Sonal Desai, Ph.D.
Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS BOND FUND

Sonal Desai, Ph.D., is a senior vice president and director of research for Templeton Global Macro. Dr. Desai is a portfolio manager for a number of funds, including Templeton Global Bond Fund, Templeton Global Total Return Fund and Templeton Emerging Market Bond Fund. Dr. Desai is responsible for shaping the team’s research agenda of in-depth global macroeconomic analysis covering thematic topics, regional and country analysis, and interest rate, currency and sovereign credit market outlooks. This includes facilitating broader research efforts leveraging Franklin Templeton’s local fixed income investment professionals across global markets. Dr. Desai holds a Ph.D. in economics from Northwestern University and a B.A. in economics from Delhi University. She is part of the Templeton Global Bond Fund portfolio management team named Morningstar’s Fixed Income Manager of the Year in Canada in 2013.

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TEMPLETON EMERGING MARKETS BOND FUND

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	-5.04%	-9.10%
1-Year	-2.87%	-6.96%
5-Year	+11.86%	+1.38%
Since Inception (4/1/13)	+8.51%	+0.74%
Advisor
6-Month	-4.89%	-4.89%
1-Year	-2.49%	-2.49%
5-Year	+13.10%	+2.49%
Since Inception (4/1/13)	+9.82%	+1.80%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/18–6/30/18)

Share Class	Net Investment Income
A	$0.3206
C	$0.3047
R	$0.3164
R6	$0.3354
Advisor	$0.3327

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.17%	2.52%
Advisor	0.92%	2.27%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency rate fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Bonds are subject to liquidity risk, which may have an adverse impact on the security’s value or a fund’s ability to sell such securities. Changes in interest rates will affect the value of the Fund’s portfolio, share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value.

Investments in lower rated securities include higher risks of default and loss of principal. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON EMERGING MARKETS BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2,3]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2,3]	Net Annualized Expense Ratio[2]
A	$1,000	$949.60	$5.61	$1,019.04	$5.81	1.16%
C	$1,000	$947.90	$7.39	$1,017.21	$7.65	1.53%
R	$1,000	$949.30	$5.90	$1,018.74	$6.11	1.22%
R6	$1,000	$952.40	$3.87	$1,020.83	$4.01	0.80%
Advisor	$1,000	$951.10	$4.26	$1,020.43	$4.41	0.88%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

3. Effective February 1, 2018, the expense waivers for Classes A, C, R, R6 and Advisor Class changed and the new annualized net expense ratios for each class were: Class A 1.14%, Class C 1.51%, Class R 1.20%, Class R6 0.79% and Advisor Class 0.86%. Had such expense waivers been in effect for the full period, the Actual expenses paid for each share class would have been: A $5.51, C $7.29, R $5.80, R6 $3.82 and Advisor $4.16, and the Hypothetical expenses paid for each share class would have been: A $5.71, C $7.55, R $6.01, R6 $3.96 and Advisor $4.31.

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TEMPLETON INCOME TRUST

Financial Highlights

Templeton Emerging Markets Bond Fund

	Six Months Ended June 30, 2018	Year Ended December 31,		Year Ended August 31,
	(unaudited )	2017	2016 [a]	2016	2015	2014	2013	[b]
Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.16	$ 8.84	$ 8.75	$ 8.33	$ 9.78	$ 9.49	$ 10.00

Income from investment operations[c]:
Net investment income[d]	0.31	0.70	0.21	0.55	0.48	0.50	0.18
Net realized and unrealized gains (losses)	(0.76)	0.20	0.04	0.06	(1.33)	0.28	(0.69)

Total from investment operations	(0.45)	0.90	0.25	0.61	(0.85)	0.78	(0.51)

Less distributions from:
Net investment income	(0.32)	(0.57)	(0.16)	(0.19)	(0.60)	(0.49)	—
Net realized gains	—	(0.01)	—	—	—	—	—

Total distributions	(0.32)	(0.58)	(0.16)	(0.19)	(0.60)	(0.49)	—

Net asset value, end of period	$ 8.39	$ 9.16	$ 8.84	$ 8.75	$ 8.33	$ 9.78	$ 9.49

Total return[e]	(5.04)%	10.21%	2.89%	7.47%	(8.88)%	8.42%	(5.10)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.08%	2.46%	3.22%	2.45%	2.27%	3.24%	2.37%
Expenses net of waiver and payments by affiliates	1.16%	1.22%	1.11%	1.15%	1.16%	1.25% [g]	1.21%
Net investment income	6.81%	7.51%	7.16%	6.56%	5.47%	5.16%	4.32%

Supplemental data
Net assets, end of period (000’s)	$26,527	$19,042	$14,214	$13,643	$14,085	$17,462	$10,319
Portfolio turnover rate	15.35%	77.90%	15.23%	40.40%	43.49%	6.31%	8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Six Months Ended June 30, 2018	Year Ended December 31,		Year Ended August 31,
	(unaudited)	2017	2016[a]	2016	2015	2014	2013[b]
Class C

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.15	$ 8.84	$ 8.73	$ 8.31	$ 9.77	$ 9.47	$ 10.00

Income from investment operations[c]:
Net investment income[d]	0.29	0.67	0.20	0.51	0.44	0.46	0.17
Net realized and unrealized gains (losses)	(0.76)	0.19	0.03	0.07	(1.34)	0.29	(0.70)

Total from investment operations	(0.47)	0.86	0.23	0.58	(0.90)	0.75	(0.53)

Less distributions from:
Net investment income	(0.30)	(0.54)	(0.12)	(0.16)	(0.56)	(0.45)	—
Net realized gains	—	(0.01)	—	—	—	—	—

Total distributions	(0.30)	(0.55)	(0.12)	(0.16)	(0.56)	(0.45)	—

Net asset value, end of period	$ 8.38	$ 9.15	$ 8.84	$ 8.73	$ 8.31	$ 9.77	$ 9.47

Total return[e]	(5.21)%	9.75%	2.67%	6.98%	(9.31)%	8.03%	(5.30)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.45%	2.89%	3.74%	2.94%	2.76%	3.64%	2.81%
Expenses net of waiver and payments by affiliates	1.53%	1.65%	1.63%	1.64%	1.65%	1.65% [g]	1.65%
Net investment income	6.44%	7.08%	6.64%	6.07%	4.98%	4.76%	3.88%

Supplemental data
Net assets, end of period (000’s)	$3,615	$2,553	$548	$464	$551	$817	$281
Portfolio turnover rate	15.35%	77.90%	15.23%	40.40%	43.49%	6.31%	8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Six Months Ended June 30, 2018	Year Ended December 31,		Year Ended August 31,
	(unaudited)	2017	2016[a]	2016	2015	2014	2013[b]
Class R

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$9.17	$8.85	$8.71	$8.30	$9.76	$9.48	$10.00

Income from investment operations[c]:
Net investment income[d]	0.30	0.70	0.21	0.51	0.43	0.47	0.16
Net realized and unrealized gains (losses)	(0.75)	0.20	0.05	0.07	(1.31)	0.28	(0.68)

Total from investment operations	(0.45)	0.90	0.26	0.58	(0.88)	0.75	(0.52)

Less distributions from:
Net investment income	(0.32)	(0.57)	(0.12)	(0.17)	(0.58)	(0.47)	—
Net realized gains	—	(0.01)	—	—	—	—	—

Total distributions	(0.32)	(0.58)	(0.12)	(0.17)	(0.58)	(0.47)	—

Net asset value, end of period	$ 8.40	$ 9.17	$ 8.85	$ 8.71	$ 8.30	$ 9.76	$ 9.48

Total return[e]	(5.07)%	10.13%	2.96%	7.15%	(9.14)%	7.94%	(5.20)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	2.14%	2.50%	3.12%	2.77%	2.61%	3.49%	2.65%
Expenses net of waiver and payments by affiliates	1.22%	1.26%	1.01%	1.47%	1.50%	1.50% [g]	1.50%
Net investment income	6.75%	7.47%	7.26%	6.24%	5.13%	4.91%	4.04%

Supplemental data
Net assets, end of period (000’s)	$11	$14	$10	$9	$26	$10	$9
Portfolio turnover rate	15.35%	77.90%	15.23%	40.40%	43.49%	6.31%	8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Six Months Ended June 30, 2018	Year Ended December 31,		Year Ended August 31,
	(unaudited)	2017	2016[a]	2016	2015	2014	2013[b]
Class R6

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$ 9.17	$ 8.85	$ 8.77	$ 8.34	$ 9.79	$ 9.50	$10.15

Income from investment operations[c]:
Net investment income[d]	0.33	0.74	0.22	0.57	0.50	0.53	0.17
Net realized and unrealized gains (losses)	(0.76)	0.19	0.04	0.06	(1.33)	0.27	(0.82)

Total from investment operations	(0.43)	0.93	0.26	0.63	(0.83)	0.80	(0.65)

Less distributions from:
Net investment income	(0.34)	(0.60)	(0.18)	(0.20)	(0.62)	(0.51)	—
Net realized gains	—	(0.01)	—	—	—	—	—

Total distributions	(0.34)	(0.61)	(0.18)	(0.20)	(0.62)	(0.51)	—

Net asset value, end of period	$ 8.40	$ 9.17	$ 8.85	$ 8.77	$ 8.34	$ 9.79	$ 9.50

Total return[e]	(4.76)%	10.50%	2.90%	7.84%	(8.75)%	8.67%	(6.40)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.77%	2.87%	5.59%	6.58%	2.01%	3.44%	4.28%
Expenses net of waiver and payments by affiliates	0.80%	0.92%	0.91%	0.93%	0.95%	0.96% [g]	0.96%
Net investment income	7.17%	7.81%	7.36%	6.77%	5.68%	5.45%	2.41%

Supplemental data
Net assets, end of period (000’s)	$816	$281	$4	$4	$4	$5	$5
Portfolio turnover rate	15.35%	77.90%	15.23%	40.40%	43.49%	6.31%	8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Six Months Ended June 30, 2018	Year Ended December 31,		Year Ended August 31,
	(unaudited)	2017	2016[a]	2016	2015	2014	2013[b]
Advisor Class

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$9.19	$8.86	$8.78	$8.35	$9.80	$9.51	$10.00

Income from investment operations[c]:
Net investment income[d]	0.33	0.74	0.21	0.55	0.50	0.52	0.20
Net realized and unrealized gains (losses)	(0.78)	0.19	0.04	0.07	(1.33)	0.28	(0.69)

Total from investment operations	(0.45)	0.93	0.25	0.62	(0.83)	0.80	(0.49)

Less distributions from:
Net investment income	(0.33)	(0.59)	(0.17)	(0.19)	(0.62)	(0.51)	—
Net realized gains	—	(0.01)	—	—	—	—	—

Total distributions	(0.33)	(0.60)	(0.17)	(0.19)	(0.62)	(0.51)	—

Net asset value, end of period	$8.41	$9.19	$8.86	$8.78	$8.35	$9.80	$9.51

Total return[e]	(4.89)%	10.53%	2.90%	7.65%	(8.69)%	8.60%	4.90%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.80%	2.24%	3.09%	2.30%	2.11%	2.99%	2.16%
Expenses net of waiver and payments by affiliates	0.88%	1.00%	0.98%	1.00%	1.00%	1.00% [g]	1.04%
Net investment income	7.09%	7.73%	7.29%	6.71%	5.63%	5.41%	4.53%

Supplemental data
Net assets, end of period (000’s)	$4,980	$1,585	$312	$353	$774	$684	$116
Portfolio turnover rate	15.35%	77.90%	15.23%	40.40%	43.49%	6.31%	8.80%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period April 1, 2013 (commencement of operations) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Statement of Investments, June 30, 2018 (unaudited)

Templeton Emerging Markets Bond Fund

	Shares/ Warrants			Value
Common Stocks and Other Equity Interests 0.0%†
South Africa 0.0%†
[a,b,c] Edcon Holdings Ltd., F wts., 2/20/49	84			$—
[a,b,c] Edcon Holdings Ltd., F1 wts., 2/20/49	1,503,436			—
[a,b,c] Edcon Holdings Ltd., F2 wts., 2/20/49	121,748			—
[a,b,c] K2016470219 South Africa Ltd., A	2,171,539			1,584
[a,b,c] K2016470219 South Africa Ltd., B	619,903			452

Total Common Stocks and Other Equity Interests (Cost $32,218)				2,036

	Principal Amount	*

Foreign Government and Agency Securities 44.6%
Argentina 9.5%
Argentine Bonos del Tesoro, 21.20%, 9/19/18	543,000		ARS	18,004
18.20%, 10/03/21	6,912,000		ARS	207,120
16.00%, 10/17/23	44,547,000		ARS	1,383,703
senior note, 15.50%, 10/17/26	49,512,000		ARS	1,548,287
Government of Argentina, 3.75%, 2/08/19	7,139,000		ARS	264,554

				3,421,668

Brazil 10.7%
Letra Tesouro Nacional,
Strip, 7/01/21	4,680	[d]	BRL	917,167
Strip, 1/01/22	340	[d]	BRL	62,675
Nota Do Tesouro Nacional,
10.00%, 1/01/23	2,500	[d]	BRL	632,708
10.00%, 1/01/27	9,430	[d]	BRL	2,246,538

				3,859,088

Colombia 3.5%
Government of Colombia,
senior bond, 7.75%, 4/14/21	58,000,000		COP	20,772
senior bond, 9.85%, 6/28/27	13,000,000		COP	5,604
Titulos de Tesoreria,
B, 7.75%, 9/18/30	381,800,000		COP	140,324
B, 7.00%, 6/30/32	637,000,000		COP	216,773
senior bond, B, 11.25%, 10/24/18	107,000,000		COP	37,494
senior bond, B, 11.00%, 7/24/20	59,000,000		COP	22,351
senior bond, B, 7.00%, 5/04/22	132,000,000		COP	47,144
senior bond, B, 10.00%, 7/24/24	383,000,000		COP	155,499
senior bond, B, 7.50%, 8/26/26	1,199,800,000		COP	433,638
senior bond, B, 6.00%, 4/28/28	428,400,000		COP	140,545
senior note, B, 7.00%, 9/11/19	65,000,000		COP	22,720

				1,242,864

Ethiopia 0.5%
[e] Government of Ethiopia, 144A, 6.625%, 12/11/24	200,000			195,667

Ghana 7.6%
Ghana Treasury Note,
19.95%, 5/06/19	50,000		GHS	10,683
17.24%, 11/11/19	50,000		GHS	10,444
17.18%, 1/06/20	110,000		GHS	22,871

franklintempleton.com	Semiannual Report	15

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

	Principal Amount*			Value

Foreign Government and Agency Securities (continued)
Ghana (continued)
Ghana Treasury Note, (continued)
16.50%, 3/16/20	1,220,000		GHS	$249,465
Government of Ghana,
24.50%, 10/22/18	885,000		GHS	188,654
24.50%, 4/22/19	190,000		GHS	41,923
24.50%, 5/27/19	170,000		GHS	37,678
21.00%, 3/23/20	80,000		GHS	17,426
24.75%, 3/01/21	100,000		GHS	23,788
16.25%, 5/17/21	1,140,000		GHS	229,351
24.50%, 6/21/21	730,000		GHS	174,844
24.75%, 7/19/21	540,000		GHS	129,852
18.75%, 1/24/22	320,000		GHS	68,237
17.60%, 11/28/22	100,000		GHS	20,684
16.50%, 2/06/23	810,000		GHS	161,804
19.75%, 3/25/24	270,000		GHS	60,114
19.00%, 11/02/26	810,000		GHS	175,069
senior bond, 19.75%, 3/15/32	1,212,000		GHS	273,089
senior note, 21.50%, 3/09/20	110,000		GHS	24,103
senior note, 18.50%, 6/01/20	70,000		GHS	14,745
senior note, 18.25%, 9/21/20	100,000		GHS	20,904
senior note, 24.00%, 11/23/20	1,820,000		GHS	423,364
senior note, 16.50%, 3/22/21	1,710,000		GHS	346,315
senior note, 18.25%, 7/25/22	50,000		GHS	10,544

				2,735,951

Indonesia 4.8%
Government of Indonesia,
senior bond, FR31, 11.00%, 11/15/20	777,000,000		IDR	58,446
senior bond, FR34, 12.80%, 6/15/21	48,000,000		IDR	3,809
senior bond, FR35, 12.90%, 6/15/22	8,000,000		IDR	655
senior bond, FR43, 10.25%, 7/15/22	24,000,000		IDR	1,821
senior bond, FR53, 8.25%, 7/15/21	988,000,000		IDR	70,101
senior bond, FR56, 8.375%, 9/15/26	1,866,000,000		IDR	133,424
senior bond, FR59, 7.00%, 5/15/27	8,082,000,000		IDR	533,254
senior bond, FR61, 7.00%, 5/15/22	6,688,000,000		IDR	456,655
senior bond, FR63, 5.625%, 5/15/23	5,925,000,000		IDR	385,973
senior bond, FR71, 9.00%, 3/15/29	332,000,000		IDR	24,703
senior bond, FR73, 8.75%, 5/15/31	414,000,000		IDR	30,100
senior note, FR69, 7.875%, 4/15/19.	104,000,000		IDR	7,298

				1,706,239

Mexico 2.3%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20.	101,700	[f]	MXN	515,180
senior bond, M, 6.50%, 6/10/21.	30,700	[f]	MXN	149,766
senior note, M, 5.00%, 12/11/19	30,000	[f]	MXN	145,383
senior note, M 10, 8.50%, 12/13/18	5,600	[f]	MXN	28,331

				838,660

Senegal 0.6%
[e] Government of Senegal, 144A, 6.25%, 7/30/24	200,000			196,888

16	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

	Principal Amount*		Value

Foreign Government and Agency Securities (continued)
Thailand 4.6%
Bank of Thailand Bond,
senior note, 1.49%, 8/28/19	25,400,000	THB	$768,854
senior note, 1.77%, 3/27/20	22,200,000	THB	672,912
Government of Thailand, senior bond, 3.875%, 6/13/19	6,800,000	THB	210,583

			1,652,349

Ukraine 0.5%
[a,e,g] Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	298,000		188,516

Total Foreign Government and Agency Securities (Cost $18,928,026)			16,037,890

Quasi-Sovereign and Corporate Bonds 1.7%
Costa Rica 1.7%
[b,c] Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	575,160		598,992

South Africa 0.0%†
[b,c,h] K2016470219 South Africa Ltd.,
senior secured note, 144A, PIK, 3.00%, 12/31/22	167,057		1,044
senior secured note, 144A, PIK, 8.00%, 12/31/22	40,491	EUR	946
[c,h] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	92,683		9,268

			11,258

Total Quasi-Sovereign and Corporate Bonds (Cost $917,724)			610,250

Total Investments before Short Term Investments (Cost $19,877,968)			16,650,176

Short Term Investments 51.1%

Foreign Government and Agency Securities 20.2%
Argentina 5.0%
[i] Argentina Treasury Bill, 9/14/18 - 10/12/18	1,381,000	ARS	49,503
Letras del Banco Central de la Republica Argentina,
Strip, 7/18/18 - 11/21/18	15,643,000	ARS	522,392
Strip, 9/19/18	27,431,000	ARS	868,897
Strip, 10/17/18	11,946,000	ARS	368,499

			1,809,291

Egypt 12.6%
[i] Egypt Treasury Bill,
7/03/18 - 11/06/18	32,675,000	EGP	1,758,537
7/10/18	9,600,000	EGP	534,316
7/31/18	8,600,000	EGP	473,351
8/28/18	14,800,000	EGP	806,784
9/04/18	6,700,000	EGP	362,088
10/16/18.	11,400,000	EGP	604,584

			4,539,660

Ghana 0.2%
Ghana Treasury Note, 21.00%, 1/07/19	270,000	GHS	57,325

franklintempleton.com	Semiannual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

	Principal Amount*			Value

Short Term Investments (continued)

Foreign Government and Agency Securities (continued)
Mexico 2.4%
[i] Mexico Treasury Bill,
9/13/18	1,539,900	[j]	MXN	$762,735
12/06/18.	173,350	[j]	MXN	84,306

				847,041

Total Foreign Government and Agency Securities (Cost $8,179,323)				7,253,317

Total Investments before Money Market Funds (Cost $28,057,291)				23,903,493

	Shares

Money Market Funds (Cost $11,125,350) 30.9%
United States 30.9%
[k,l] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	11,125,350			11,125,350

Total Investments (Cost $39,182,641) 97.4%				35,028,843
Other Assets, less Liabilities 2.6%.				919,007

Net Assets 100.0%				$35,947,850

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dPrincipal amount is stated in 1,000 Brazilian Real Units.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $581,071, representing 1.6% of net assets.

fPrincipal amount is stated in 100 Mexican Peso Units.

gThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

hIncome may be received in additional securities and/or cash.

iThe security was issued on a discount basis with no stated coupon rate.

jPrincipal amount is stated in 10 Mexican Peso Units.

kSee Note 3(f) regarding investments in affiliated management investment companies.

lThe rate shown is the annualized seven-day effective yield at period end.

18	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	DBAB	Sell	304,900	$356,855	7/05/18	$466	$—
Japanese Yen	BZWS	Sell	46,442,500	415,753	7/05/18	—	(3,974)
Australian Dollar	JPHQ	Sell	139,062	106,345	7/12/18	3,413	—
Euro	BNDP	Sell	625,000	777,948	7/12/18	47,020	—
Euro	DBAB	Sell	33,250	41,360	7/12/18	2,474	—
Indian Rupee	JPHQ	Buy	15,031,190	228,820	7/13/18	—	(9,704)
Japanese Yen	DBAB	Sell	9,900,000	93,194	7/13/18	3,673	—
Euro	JPHQ	Sell	27,350	32,310	7/16/18	315	—
Indian Rupee	JPHQ	Buy	15,029,810	227,742	7/16/18	—	(8,740)
Mexican Peso	CITI	Buy	2,335,000	117,182	7/16/18	98	—
Japanese Yen	BZWS	Sell	10,100,000	91,603	7/17/18	249	—
Indian Rupee	JPHQ	Buy	20,962,000	315,479	7/20/18	—	(10,216)
Euro	BZWS	Sell	236,000	289,607	7/31/18	13,214	—
Indian Rupee	JPHQ	Buy	31,220,000	481,211	8/06/18	—	(27,677)
Japanese Yen	JPHQ	Sell	20,400,000	188,455	8/08/18	3,651	—
Japanese Yen	SCNY	Sell	20,370,000	188,606	8/08/18	4,073	—
Euro	CITI	Sell	309,594	371,699	8/09/18	8,855	—
Euro	DBAB	Sell	393,000	471,337	8/09/18	10,742	—
Japanese Yen	BZWS	Sell	20,370,000	188,297	8/09/18	3,751	—
Mexican Peso	CITI	Buy	5,030,000	261,176	8/09/18	—	(9,528)
Australian Dollar	BNDP	Sell	492,000	366,349	8/10/18	2,143	—
Euro	BNDP	Sell	1,000,000	1,193,825	8/10/18	21,735	—
Japanese Yen	BNDP	Sell	78,012,000	718,720	8/10/18	11,903	—
Australian Dollar	JPHQ	Sell	138,969	106,295	8/13/18	3,422	—
Euro	JPHQ	Sell	27,350	32,437	8/20/18	354	—
Euro	JPHQ	Sell	27,350	32,503	8/21/18	418	—
Euro	UBSW	Sell	25,815	30,699	8/21/18	415	—
Mexican Peso	HSBK	Buy	15,380,000	801,042	8/22/18	—	(33,256)
Euro	DBAB	Sell	128,180	151,990	8/24/18	1,584	—
Mexican Peso	CITI	Buy	19,977,374	1,046,127	8/27/18	—	(49,668)
Euro	DBAB	Sell	137,637	162,545	8/29/18	978	—
Euro	BZWS	Sell	236,000	278,329	8/31/18	1,255	—
Indian Rupee	DBAB	Buy	53,060,000	765,944	8/31/18	2,123	—
Brazilian Real	JPHQ	Buy	2,747,303	731,639	9/05/18	—	(27,034)
Euro	DBAB	Sell	304,900	358,501	9/07/18	344	—
Australian Dollar	JPHQ	Sell	138,969	106,317	9/12/18	3,435	—
Euro	DBAB	Sell	33,250	39,385	9/12/18	312	—
Australian Dollar	CITI	Sell	277,000	210,942	9/13/18	5,871	—
Mexican Peso	CITI	Buy	1,690,390	81,555	9/13/18	2,547	—
Australian Dollar	DBAB	Sell	423,000	319,005	9/18/18	5,842	—
Euro	BOFA	Sell	48,370	57,216	9/18/18	349	—
Euro	DBAB	Sell	713,000	835,707	9/18/18	—	(2,540)
Indian Rupee	HSBK	Buy	44,800,000	675,716	9/19/18	—	(28,847)
Indonesian Rupiah	HSBK	Buy	4,850,000,000	347,670	9/19/18	—	(13,018)
Japanese Yen	JPHQ	Sell	158,200,000	1,439,471	9/19/18	1,925	—
Euro	UBSW	Sell	25,815	30,165	9/20/18	—	(190)
Mexican Peso	CITI	Buy	9,290,000	482,434	9/20/18	—	(20,709)
Euro	UBSW	Sell	660,000	769,606	9/24/18	—	(6,688)

franklintempleton.com	Semiannual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Mexican Peso	DBAB	Buy	3,300,000	$159,820	9/24/18	$4,097	$—
Euro	JPHQ	Sell	27,350	31,904	9/25/18	—	(268)
Australian Dollar	BOFA	Sell	763,000	564,361	9/28/18	—	(539)
Euro	DBAB	Sell	137,583	160,844	9/28/18	—	(1,032)
Indonesian Rupiah	JPHQ	Buy	14,900,000,000	1,071,480	9/28/18	—	(44,763)
Mexican Peso	CITI	Buy	4,729,821	233,111	9/28/18	1,687	—
Indian Rupee	JPHQ	Buy	13,837,500	208,718	10/09/18	—	(9,438)
Japanese Yen	JPHQ	Sell	20,000,000	190,581	10/09/18	8,552	—
Japanese Yen	HSBK	Sell	19,800,000	187,380	10/11/18	7,142	—
Australian Dollar	GSCO	Sell	350,000	269,780	10/12/18	10,620	—
Indian Rupee	DBAB	Buy	29,840,000	451,096	10/12/18	—	(21,522)
Indonesian Rupiah	HSBK	Buy	2,940,000,000	210,120	10/24/18	—	(8,356)
Indian Rupee	CITI	Buy	53,117,186	771,828	11/13/18	—	(10,295)
Indonesian Rupiah	JPHQ	Buy	9,517,000,000	650,246	11/13/18	843	—
Mexican Peso	GSCO	Buy	1,464,330	73,705	11/14/18	—	(1,559)
Mexican Peso	JPHQ	Buy	6,083,000	299,995	11/30/18	—	(1,056)
Mexican Peso	HSBK	Buy	7,980,000	392,620	12/03/18	—	(643)
Mexican Peso	CITI	Buy	38,343,902	1,802,087	12/17/18	77,170	—
Mexican Peso	CITI	Buy	3,398,504	177,486	1/02/19	—	(11,338)
Japanese Yen	JPHQ	Sell	20,000,000	181,717	1/11/19	—	(1,745)
Mexican Peso	CITI	Buy	6,454,750	331,081	2/05/19	—	(17,134)
Japanese Yen	JPHQ	Sell	20,420,000	191,385	2/12/19	3,593	—

Total Forward Exchange Contracts						$282,653	$(381,477)

Net unrealized appreciation (depreciation)							$(98,824)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.018%	Semi-Annual	8/22/23	$520,000	$(7,544)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.914%	Semi-Annual	1/22/25	440,000	24,181
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual	1/23/25	550,000	28,301
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	320,000	16,447
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	80,000	4,282
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	70,000	3,735

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts (continued)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	$110,000	$6,765
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.848%	Semi-Annual	8/22/43	300,000	(53,115)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.849%	Semi-Annual	12/23/43	300,000	(50,428)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.794%	Semi-Annual	3/13/47	200,000	4,121
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	102,000	(2,133)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	102,000	(2,456)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	102,000	(2,820)

Total Interest Rate Swap Contracts				$(30,664)

See Note 10 regarding other derivative information.

See Abbreviations on page 38.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	21

TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Templeton Emerging Markets Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$28,057,291
Cost - Non-controlled affiliates (Note 3f)	11,125,350

Value - Unaffiliated issuers	$23,903,493
Value - Non-controlled affiliates (Note 3f)	11,125,350
Cash	889
Restricted cash for OTC derivative contracts (Note 1d)	110,000
Foreign currency, at value (cost $565,169)	564,001
Receivables:
Investment securities sold	84,151
Capital shares sold	12,598
Interest	494,036
Affiliates	131,628
Deposits with brokers for:
Centrally cleared swap contracts	159,708
Variation margin on centrally cleared swap contracts	1,944
Unrealized appreciation on OTC forward exchange contracts	282,653
Other assets.	16

Total assets	36,870,467

Liabilities:
Payables:
Capital shares redeemed	354,560
Distribution fees	16,510
Transfer agent fees	1,481
Deposits from brokers for:
OTC derivative contracts	110,000
Unrealized depreciation on OTC forward exchange contracts	381,477
Deferred tax	47,229
Accrued expenses and other liabilities	11,360

Total liabilities	922,617

Net assets, at value	$35,947,850

Net assets consist of:
Paid-in capital	$40,209,742
Undistributed net investment income	88,516
Net unrealized appreciation (depreciation)	(4,370,130)
Accumulated net realized gain (loss)	19,722

Net assets, at value	$35,947,850

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Templeton Emerging Markets Bond Fund

Class A:
Net assets, at value	$26,526,796

Shares outstanding	3,162,432

Net asset value per share[a]	$8.39

Maximum offering price per share (net asset value per share ÷ 95.75%)	$8.76

Class C:
Net assets, at value	$3,614,675

Shares outstanding	431,533

Net asset value and maximum offering price per share[a]	$8.38

Class R:
Net assets, at value	$10,838

Shares outstanding	1,290

Net asset value and maximum offering price per share	$8.40

Class R6:
Net assets, at value	$815,519

Shares outstanding	97,058

Net asset value and maximum offering price per share	$8.40

Advisor Class:
Net assets, at value	$4,980,022

Shares outstanding	591,851

Net asset value and maximum offering price per share	$8.41

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	23

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Templeton Emerging Markets Bond Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$62,151
Interest: (net of foreign taxes)~
Unaffiliated issuers	1,208,203

Total investment income	1,270,354

Expenses:
Management fees (Note 3a)	167,060
Distribution fees: (Note 3c)
Class A	34,194
Class C	10,884
Class R	24
Transfer agent fees: (Note 3e)
Class A	17,244
Class C	2,324
Class R	10
Class R6	322
Advisor Class	2,141
Custodian fees (Note 4)	7,817
Reports to shareholders	7,506
Registration and filing fees	39,020
Professional fees	35,907
Other	7,639

Total expenses	332,092
Expenses waived/paid by affiliates (Note 3f and 3g)	(146,878)

Net expenses.	185,214

Net investment income	1,085,140

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	51,421
Foreign currency transactions	4,230
Forward exchange contracts	78,635
Swap contracts	(11,813)

Net realized gain (loss)	122,473

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,718,626)
Translation of other assets and liabilities denominated in foreign currencies	(33,241)
Forward exchange contracts	37,708
Swap contracts	138,054
Change in deferred taxes on unrealized appreciation	(25,935)

Net change in unrealized appreciation (depreciation)	(3,602,040)

Net realized and unrealized gain (loss)	(3,479,567)

Net increase (decrease) in net assets resulting from operations	$(2,394,427)

~Foreign taxes withheld on interest	$71,324
#Net of foreign taxes	$22,079

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Bond Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,085,140	$ 1,406,842
Net realized gain (loss)	122,473	116,448
Net change in unrealized appreciation (depreciation)	(3,602,040)	43,552

Net increase (decrease) in net assets resulting from operations	(2,394,427)	1,566,842

Distributions to shareholders from:
Net investment income:
Class A	(913,721)	(1,047,443)
Class C	(118,060)	(97,628)
Class R	(501)	(781)
Class R6	(25,270)	(8,508)
Advisor Class	(142,440)	(90,341)
Net realized gains:
Class A	—	(12,666)
Class C	—	(1,577)
Class R	—	(9)
Class R6	—	(191)
Advisor Class	—	(1,122)

Total distributions to shareholders	(1,199,992)	(1,260,266)

Capital share transactions: (Note 2)
Class A	10,199,477	4,460,643
Class C	1,409,766	2,034,679
Class R	(1,453)	2,764
Class R6	614,220	284,155
Advisor Class	3,845,192	1,297,568

Total capital share transactions	16,067,202	8,079,809

Net increase (decrease) in net assets	12,472,783	8,386,385
Net assets:
Beginning of period	23,475,067	15,088,682

End of period	$35,947,850	$23,475,067

Undistributed net investment income included in net assets:
End of period	$ 88,516	$ 203,368

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TEMPLETON INCOME TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Bond Fund

1.   Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to

26	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.   Restricted Cash

At June 30, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com	Semiannual Report	29

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund  (continued)

2. Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,885,883	$17,392,117	962,316	$9,056,779
Shares issued in reinvestment of distributions	73,477	641,184	61,094	567,720
Shares redeemed	(875,872)	(7,833,824)	(551,755)	(5,163,856)

Net increase (decrease)	1,083,488	$10,199,477	471,655	$4,460,643

Class C Shares:
Shares sold	207,804	$1,911,164	270,483	$2,535,724
Shares issued in reinvestment of distributions	13,159	115,192	10,482	97,069
Shares redeemed	(68,535)	(616,590)	(63,809)	(598,114)

Net increase (decrease)	152,428	$1,409,766	217,156	$2,034,679

Class R Shares:
Shares sold	162	$1,478	279	$2,614
Shares issued in reinvestment of distributions	21	184	23	217
Shares redeemed	(366)	(3,115)	(7)	(67)

Net increase (decrease)	(183)	$(1,453)	295	$2,764

Class R6 Shares:
Shares sold	78,808	$722,315	32,626	$307,026
Shares issued in reinvestment of distributions	2,894	25,105	913	8,401
Shares redeemed	(15,264)	(133,200)	(3,412)	(31,272)

Net increase (decrease)	66,438	$614,220	30,127	$284,155

Advisor Class Shares:
Shares sold	569,668	$5,175,334	288,724	$2,724,790
Shares issued in reinvestment of distributions	16,117	139,417	9,194	85,807
Shares redeemed	(166,513)	(1,469,559)	(160,561)	(1,513,029)

Net increase (decrease)	419,272	$3,845,192	137,357	$1,297,568

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

1.050%	Up to and including $1 billion

1.030%	Over $1 billion, up to and including $5 billion

1.010%	Over $5 billion, up to and including $10 billion

0.990%	Over $10 billion, up to and including $15 billion

0.970%	Over $15 billion, up to and including $20 billion

0.950%	In excess of $20 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 1.050% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$10,027
CDSC retained	$304

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor

franklintempleton.com	Semiannual Report	31

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

3.   Transactions with Affiliates (continued)

e.  Transfer Agent Fees (continued)

Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $22,041, of which $21,845 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	6,581,624	22,382,979	(17,839,253)	11,125,350	$11,125,350	$62,151	$ —	$ —

g.  Waiver and Expense Reimbursements

Effective February 1, 2018, Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.86%, and Class R6 did not exceed 0.79% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2019. Effective May 1, 2018, the expenses (excluding distribution fees and acquired fund fees and expenses) for Class R6 are limited to 0.76% based on the average net assets of the class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to February 1, 2018, expenses for Class A, Class C, Class R and Advisor Class were limited to 1.00% and expenses for Class R6 were limited to 0.93%.

h.  Other Affiliated Transactions

At June 30, 2018, Advisers owned 18.4% of the Fund’s outstanding shares.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, there were no credits earned.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

5.   Income Taxes

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$39,259,283

Unrealized appreciation	$734,723
Unrealized depreciation	(5,075,602)

Net unrealized appreciation (depreciation)	$(4,340,879)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $9,201,297 and $2,460,238, respectively.

7.  Credit Risk

At June 30, 2018, the Fund had 50.3% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value

84	Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$1	$—
1,503,436	Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	15,929	—
121,748	Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	1,290	—
2,171,539	K2016470219 South Africa Ltd., A	5/16/13 - 2/01/17	14,538	1,584
619,903	K2016470219 South Africa Ltd., B	2/01/17	460	452
167,057	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	5/16/13 - 6/30/18	242,056	1,044

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

9. Restricted Securities (continued)

Principal Amount*/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value

40,491	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 6/30/18	$23,763	$946
92,683		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 6/30/18	76,745	9,268
575,160		Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	12/18/13	575,160	598,992

		Total Restricted Securities (Value is 1.7% of Net Assets)		$949,942	$612,286

*In U.S. dollars unless otherwise indicated.

10. Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$87,832	[a]	Variation margin on centrally cleared swap contracts	$118,496	[a]
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	282,653		Unrealized depreciation on OTC forward exchange contracts	381,477
Value recovery instruments	Investments in securities, at value	188,516	[b]

Totals		$559,001			$499,973

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$(11,813)		Swap contracts	$138,054
Foreign exchange contracts	Forward exchange contracts	78,635		Forward exchange contracts	37,708
Value recovery instruments	Investments	564	[a]	Investments	22,204	[a]

Totals		$ 67,386			$197,966

aVRI contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2018, the average month end notional amount of swap contracts represented $3,108,571. The average month end contract value and fair value of forward exchange contracts and VRI, was $21,024,333 and $198,232, respectively.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

At June 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$282,653	$381,477

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received[a]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 82,801	$ —	$ —	$ —	$ 82,801
BOFA	349	(349)	—	—	—
BZWS	18,469	(3,974)	—	—	14,495
CITI	96,228	(96,228)	—	—	—
DBAB	32,635	(25,094)	—	(7,541)	—
GSCO	10,620	(1,559)	—	—	9,061
HSBK	7,142	(7,142)	—	—	—
JPHQ	29,921	(29,921)	—	—	—
SCNY	4,073	—	—	—	4,073
UBSW	415	(415)	—	—	—

Total	$282,653	$(164,682)	$ —	$(7,541)	$110,430

At June 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BOFA	539	(349)	—	—	190
BZWS.	3,974	(3,974)	—	—	—
CITI	118,672	(96,228)	—	—	22,444
DBAB	25,094	(25,094)	—	—	—
GSCO	1,559	(1,559)	—	—	—
HSBK	84,120	(7,142)	—	—	76,978
JPHQ	140,641	(29,921)	—	—	110,720
SCNY	—	—	—	—	—
UBSW	6,878	(415)	—	—	6,463

Total	$381,477	$(164,682)	$ —	$ —	$216,795

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

11.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

12.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
South Africa	$—	$—	$2,036	[c]	$2,036
Foreign Government and Agency Securities	—	16,037,890	—		16,037,890
Quasi-Sovereign and Corporate Bonds:
Costa Rica	—	—	598,992		598,992
South Africa	—	9,268	1,990		11,258
Short Term Investments	11,125,350	7,253,317	—		18,378,667

Total Investments in Securities	$11,125,350	$23,300,475	$603,018		$35,028,843

Other Financial Instruments:
Forward Exchange Contracts	$—	$282,653	$—		$282,653
Swap Contracts	—	87,832	—		87,832

Total Other Financial Instruments	$—	$370,485	$—		$370,485

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$381,477	$—	$381,477
Swap Contracts	—	118,496	—	118,496

Total Other Financial Instruments	$—	$499,973	$—	$499,973

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity investments.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At June 30, 2018, the reconciliation of assets, is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:[b]
South Africa	$ 2,256	c	$—	$ —	$ —	$—	$—	$—	$ (220)	$ 2,036	c	$ (220)
Quasi-Sovereign and Corporate Bonds:
Costa Rica	645,391		—	(8,640)	—	—	—	—	(37,759)	598,992		(36,848)
South Africa	234		—	—	3,267	—	—	—	(1,511)	1,990		(1,511)

Total	$647,881		$—	$(8,640)	$3,267	$—	$—	$—	$(39,490)	$603,018		$(38,579)

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common stocks as well as other equity investments.

cIncludes securities determined to have no value.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Bond Fund (continued)

12.     Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2018, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Quasi-Sovereign and Corporate Bonds Costa Rica	$598,992	Discounted cash flow model	Discount rate[b]	7.4%	Decrease	[c]

All other investments[d]	4,026

Total	$603,018

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bThe discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.

cRepresents a significant impact to fair value and net assets.

dIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

13.     Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas	ARS	Argentine Peso	GDP	Gross Domestic Product
BOFA	Bank of America Corp.	BRL	Brazilian Real	LIBOR	London InterBank Offered Rate
BZWS	Barclays Bank PLC	COP	Colombian Peso	PIK	Payment-In-Kind
CITI	Citigroup, Inc.	EGP	Egyptian Pound	VRI	Value Recovery Instruments
DBAB	Deutsche Bank AG	EUR	Euro
GSCO	The Goldman Sachs Group Inc.	GHS	Ghanaian Cedi
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah
JPHQ	JP Morgan Chase & Co.	MXN	Mexican Peso
SCNY	Standard Chartered Bank	THB	Thailand Baht
UBSW	UBS AG	USD	United States Dollar

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TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton Emerging Markets Bond Fund

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Funds hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on March 14, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0117	$0.4636	$ —
Class C	$0.0117	$0.4568	$ —
Class R	$0.0117	$0.4571	$ —
Class R6	$0.0117	$0.4829	$ —
Advisor Class	$0.0117	$0.4787	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By-mid-February 2019, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON INCOME TRUST

TEMPLETON EMERGING MARKETS BOND FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON INCOME TRUST

Templeton Emerging Markets Bond Fund

(Fund)

At an in-person meeting held on May 18, 2018 (Meeting), the Board of Trustees (Board) of Templeton Income Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses s ome primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided

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TEMPLETON INCOME TRUST

TEMPLETON EMERGING MARKETS BOND FUND

SHAREHOLDER INFORMATION

by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets hard currency debt funds. The Fund commenced operations on April 1, 2013, and thus has been in operation for less than five years. The Board noted that the Fund’s annualized total return for the one- and three-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and eight other emerging markets hard currency debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was equal to the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted the reduction to the Fund’s cap on operating expenses, effective February 1, 2018.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems

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TEMPLETON INCOME TRUST

TEMPLETON EMERGING MARKETS BOND FUND

SHAREHOLDER INFORMATION

and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund has not yet reached an asset size that would likely enable the Fund to achieve economies of scale.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the

Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Emerging Markets Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	072 S 08/18

Semiannual Report and Shareholder Letter June 30, 2018 Templeton Global Bond Fund A SERIES OF TEMPLETON INCOME TRUST Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended June 30, 2018, the global economy generally expanded amid price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. The European Central Bank did not change its benchmark interest rate during the period, but announced in June that it would begin reducing its monthly bond purchases in October 2018, while keeping interest rates unchanged through the summer of 2019. The US Federal Reserve raised the federal funds rate range by 0.25% in March and June 2018, after a 0.25% increase in December 2017, shortly before the period, and continued reducing its balance sheet. Global markets were pressured by Korean peninsula tensions, worries that central banks could raise interest rates due to strong economic growth and rising inflation, US trade conflicts with China and other allies, and concerns about consumer data privacy. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, declined 0.94% in US dollar terms but rose 0.09% in local currency terms. The US dollar appreciated against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than

60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Bond Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer –

Investment Management

Templeton Income Trust

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Global Bond Fund

This semiannual report for Templeton Global Bond Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, predominantly those issued by governments, government-related entities and government agencies located around the world. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the six months under review, the Fund’s Class A shares had a -1.28% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the FTSE World Government Bond Index (WGBI), had a cumulative total return of -0.94% in U.S. dollar terms for the same period.1 The benchmark changed its name from the Citigroup WGBI during the period. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The six-month period began with sharply rising yields in the US and Europe as reflation sentiments appeared to return to markets. Deregulation efforts and tax cuts were anticipated to add stimulus to an already strong US economy. The 10-year US Treasury yield rose 45 basis points (bps), finishing February at 2.86%. In Europe, the 10-year German bund yield rose 27 bps during January, reaching its peak yield for the period at 0.70% on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (ECB) later in the year, but those expectations would diminish by the end of the period. Overall, the US dollar was broadly weaker against the euro and global currencies during the opening months of the period, but that trend would sharply reverse in April.

Portfolio Composition*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes U.S. and foreign government and agency securities, money market funds and other net assets (including derivatives).

In February, Jerome Powell took over as US Federal Reserve (Fed) Chairman, replacing Janet Yellen. The Fed continued to unwind its balance sheet throughout the period, and raised the federal funds target rate 25 basis points twice; once in March and again in June. In Japan, Haruhiko Kuroda was reappointed to a second five-year term as Bank of Japan (BOJ) Governor, effectively extending the BOJ’s current monetary accommodation indefinitely.

By March, the rising yield trends in the US and Europe stalled and moderately reversed. Protectionist trade activity from the US in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high yield credit tiers in the US and Europe during the month, ultimately widening even further by the end of June.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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TEMPLETON GLOBAL BOND FUND

In April, US Treasury yields rose sharply and the US dollar strengthened broadly as reflation sentiments appeared to again return to financial markets. The 10-year US Treasury yield rose above 3.00% for the first time in more than four years, ultimately reaching 3.11% on May 17, its highest level since 2011. However, risk aversion returned to global bond markets in the second half of May, as political issues in Italy raised concerns over the euro and Italian debt ratios. Consequently, yields in Italy, Spain, and much of peripheral Europe rose sharply, while yields in Germany, France, and the US declined as investors shifted to what they perceived as less risky investments. Several Latin American countries also saw rising yields and depreciations of their exchange rates during May, as upcoming elections in Mexico and Brazil, as well as policy concerns in Argentina appeared to increase regional volatility.

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

In the second half of June, a return of tariff threats from the US brought back risk aversion, driving the 10-year US Treasury yield back to where it began the month at 2.86%. Overall, the 10-year US Treasury yield finished the period 45 bps higher. In Europe, ECB president Mario Draghi provided updated guidance on the ECB’s monetary policy timeline at its June 14 meeting: The net asset purchase program will be reduced to €15 billion per month for October, November and December, and conclude at the end 2018. Draghi also indicated that rates would likely remain unchanged until at least the summer of 2019. The 10-year German bund correspondingly finished June four bps lower for the month at 0.30%, finishing the six-month period 13 bps lower than where it started.

On the whole, duration exposures in the US and in several parts of the world faced headwinds from rising rates during the period, with the exception of core European countries, which began the period with rising yields, but finished with sharply declining yields. Additionally, the US dollar started the period weaker before significantly strengthening against global currencies over the final three months. Avoiding US Treasury duration proved important to performance during the period, as did long exposure to the US dollar.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. We continued to prefer local-currency positions in specific countries that we believed to have resilient economies and relatively higher, maintainable rate differentials. During the period, we held notable local-currency duration exposures in Brazil, Argentina, Colombia, Indonesia and India, and notable currency exposure to the Mexican peso. We also continued to hold net-negative positions in the euro and Japanese yen as hedges against a broadly strengthening US dollar and as directional views on the currencies. We also held net-negative positioning in the Australian dollar based on the Reserve Bank of Australia’s continued rate accommodation, and as a partial hedge against potential economic risks in China as well as broad-based beta risks across emerging markets. In credit

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TEMPLETON GLOBAL BOND FUND

markets, we continued to see areas of value in specific sovereign credits, but we largely preferred the risk-adjusted returns in specific areas of the local-currency bond markets over the more fully valued credit markets. Overall, the strategy was positioned for depreciation of the euro and yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies and sovereign credit exposures had largely neutral effects on absolute results. Among currencies, positions in Latin America and Asia ex-Japan largely detracted from absolute performance (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). The Fund’s net-negative position in the euro contributed to absolute results, while its net-negative position in the Japanese yen had a largely neutral effect. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Asia ex-Japan (Indonesia) detracted from absolute performance, while negative duration exposure to US Treasuries moderately contributed.

On a relative basis, currency positions, interest-rate strategies and sovereign credit exposures had largely neutral effects on the Fund’s relative performance. Among currencies, overweighted positions in Latin America and Asia ex-Japan detracted from relative results (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). The Fund’s underweighted position in the euro contributed to relative results, while its underweighted position in the Japanese yen detracted. The Fund maintained a defensive approach regarding interest rates in developed markets, while

Currency Composition*

6/30/18

	% of Total Net Assets

Americas	160.9%

U.S. Dollar	120.4%

Mexican Peso	19.9%

Brazilian Real	11.9%

Colombian Peso	4.4%

Argentine Peso	4.1%

Peruvian Nuevo Sol	0.2%

Middle East & Africa	1.7%

Ghanaian Cedi	1.7%

Asia Pacific	-14.2%

Indian Rupee	12.5%

Indonesian Rupiah	10.1%

Philippine Peso	1.7%

South Korean Won	0.0%	**

Australian Dollar	-6.7%

Japanese Yen	-38.5%

Europe	-41.7%

Euro	-41.7%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

holding duration exposures in select emerging markets. Select overweighted duration exposures in Asia ex-Japan (Indonesia) detracted from relative performance, while underweighted duration exposure in the US contributed.

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TEMPLETON GLOBAL BOND FUND

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL BOND FUND

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A
6-Month	-1.28%	-5.49%
1-Year	-2.12%	-6.26%
5-Year	+8.30%	+0.74%
10-Year	+69.32%	+4.95%
Advisor
6-Month	-1.24%	-1.24%
1-Year	-1.88%	-1.88%
5-Year	+9.62%	+1.85%
10-Year	+73.61%	+5.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON GLOBAL BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/18–6/30/18)

Share Class	Net Investment Income
A	$0.2219
C	$0.1982
R	$0.2072
R6	$0.2431
Advisor	$0.2366

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	0.96%	1.03%
Advisor	0.71%	0.78%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON GLOBAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$987.20	$4.24	$1,020.53	$4.31	0.86%
C	$1,000	$985.30	$6.20	$1,018.55	$6.31	1.26%
R	$1,000	$986.00	$5.47	$1,019.29	$5.56	1.11%
R6	$1,000	$988.10	$2.42	$1,022.36	$2.46	0.49%
Advisor	$1,000	$987.60	$3.01	$1,021.77	$3.06	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	9

TEMPLETON INCOME TRUST

Financial Highlights

Templeton Global Bond Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended August 31,
		2017	2016[a]	2016	2015	2014	2013

Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.89	$12.00	$11.32	$11.66	$13.41	$12.68	$13.12

Income from investment operations[b]:
Net investment income[c]	0.29	0.56	0.16	0.42	0.34	0.37	0.38
Net realized and unrealized gains (losses)	(0.44)	(0.27)	0.60	(0.44)	(1.24)	0.84	0.04

Total from investment operations	(0.15)	0.29	0.76	(0.02)	(0.90)	1.21	0.42

Less distributions from:
Net investment income and net foreign currency gains	(0.22)	(0.40)	—	(0.12)	(0.82)	(0.48)	(0.69)
Net realized gains	—	—	—	—	(0.03)	(—)[d]	(0.17)
Tax return of capital	—	—	(0.08)	(0.20)	—	—	—

Total distributions	(0.22)	(0.40)	(0.08)	(0.32)	(0.85)	(0.48)	(0.86)

Net asset value, end of period	$11.52	$11.89	$12.00	$11.32	$11.66	$13.41	$12.68

Total return[e]	(1.28)%	2.35%	6.75%	(0.15)%	(6.96)%	9.71%	3.09%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	0.94%	0.97%	0.96%	0.93%	0.90%	0.90%	0.86%
Expenses net of waiver and payments by affiliates	0.87%	0.90%	0.91%	0.90%	0.88%	0.89%	0.86%
Expenses net of waiver and payments by affiliates and expense reduction	0.86%	0.89%	0.90%	0.90% [g]	0.88%	0.89% [g]	0.86% [g]
Net investment income	4.84%	4.60%	4.22%	3.66%	2.68%	2.83%	2.84%

Supplemental data
Net assets, end of period (000’s)	$8,856,151	$9,656,645	$12,703,966	$13,759,572	$19,063,126	$23,897,947	$25,959,296
Portfolio turnover rate	12.88%	42.12%	22.63%	49.70%	43.19%	35.18%	42.39%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended August 31,
		2017	2016[a]	2016	2015	2014	2013

Class C
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.92	$12.03	$11.35	$11.69	$13.44	$12.70	$13.14

Income from investment operations[b]:
Net investment income[c]	0.26	0.51	0.15	0.37	0.29	0.32	0.33
Net realized and unrealized gains (losses)	(0.43)	(0.27)	0.59	(0.44)	(1.24)	0.84	0.04

Total from investment operations	(0.17)	0.24	0.74	(0.07)	(0.95)	1.16	0.37

Less distributions from:
Net investment income and net foreign currency gains	(0.20)	(0.35)	—	(0.10)	(0.77)	(0.42)	(0.64)
Net realized gains	—	—	—	—	(0.03)	(—)[d]	(0.17)
Tax return of capital	—	—	(0.06)	(0.17)	—	—	—

Total distributions	(0.20)	(0.35)	(0.06)	(0.27)	(0.80)	(0.42)	(0.81)

Net asset value, end of period	$11.55	$11.92	$12.03	$11.35	$11.69	$13.44	$12.70

Total return[e]	(1.47)%	1.94%	6.59%	(0.55)%	(7.32)%	9.33%	2.67%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.34%	1.37%	1.35%	1.33%	1.30%	1.30%	1.26%
Expenses net of waiver and payments by affiliates	1.27%	1.30%	1.30%	1.30%	1.28%	1.29%	1.26%
Expenses net of waiver and payments by affiliates and expense reduction	1.26%	1.29%	1.29%	1.30% [g]	1.28%	1.29% [g]	1.26% [g]
Net investment income	4.44%	4.20%	3.83%	3.26%	2.28%	2.43%	2.44%

Supplemental data
Net assets, end of period (000’s)	$2,819,032	$3,232,023	$4,072,562	$4,430,727	$6,171,509	$8,216,911	$8,956,685
Portfolio turnover rate	12.88%	42.12%	22.63%	49.70%	43.19%	35.18%	42.39%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	| Semiannual Report	11

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended August 31,
		2017	2016[a]	2016	2015	2014	2013

Class R

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.89	$12.00	$11.32	$11.66	$13.41	$12.67	$13.11

Income from investment operations[b]:
Net investment income[c]	0.27	0.53	0.15	0.39	0.31	0.34	0.34
Net realized and unrealized gains (losses)	(0.43)	(0.27)	0.60	(0.44)	(1.24)	0.84	0.05

Total from investment operations	(0.16)	0.26	0.75	(0.05)	(0.93)	1.18	0.39

Less distributions from:
Net investment income and net foreign currency gains	(0.21)	(0.37)	—	(0.11)	(0.79)	(0.44)	(0.66)
Net realized gains	—	—	—	—	(0.03)	(—)[d]	(0.17)
Tax return of capital	—	—	(0.07)	(0.18)	—	—	—

Total distributions	(0.21)	(0.37)	(0.07)	(0.29)	(0.82)	(0.44)	(0.83)

Net asset value, end of period	$11.52	$11.89	$12.00	$11.32	$11.66	$13.41	$12.67

Total return[e]	(1.40)%	2.10%	6.66%	(0.40)%	(7.19)%	9.52%	2.83%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.19%	1.22%	1.21%	1.18%	1.15%	1.15%	1.11%
Expenses net of waiver and payments by affiliates	1.12%	1.15%	1.16%	1.15%	1.13%	1.14%	1.11%
Expenses net of waiver and payments by affiliates and expense reduction	1.11%	1.14%	1.15%	1.15% [g]	1.13%	1.14% [g]	1.11% [g]
Net investment income	4.59%	4.35%	3.97%	3.41%	2.43%	2.58%	2.59%

Supplemental data
Net assets, end of period (000’s)	$250,612	$274,295	$306,907	$319,155	$358,318	$367,660	$297,364
Portfolio turnover rate	12.88%	42.12%	22.63%	49.70%	43.19%	35.18%	42.39%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended August 31,
		2017	2016[a]	2016	2015	2014	2013[b]

Class R6

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.85	$11.96	$11.28	$11.62	$13.36	$12.64	$13.60

Income from investment operations[c]:
Net investment income[d]	0.31	0.61	0.18	0.47	0.38	0.42	0.13
Net realized and unrealized gains (losses)	(0.45)	(0.27)	0.60	(0.44)	(1.22)	0.83	(0.91)

Total from investment operations	(0.14)	0.34	0.78	0.03	(0.84)	1.25	(0.78)

Less distributions from:
Net investment income and net foreign currency gains	(0.24)	(0.45)	—	(0.14)	(0.87)	(0.53)	(0.18)
Net realized gains	—	—	—	—	(0.03)	(—)[e]	—
Tax return of capital	—	—	(0.10)	(0.23)	—	—	—

Total distributions	(0.24)	(0.45)	(0.10)	(0.37)	(0.90)	(0.53)	(0.18)

Net asset value, end of period	$11.47	$11.85	$11.96	$11.28	$11.62	$13.36	$12.64

Total return[f]	(1.19)%	2.79%	6.92%	0.25%	(6.55)%	10.07%	(5.81)%

Ratios to average net assets[g]
Expenses before waiver and payments by affiliates and expense reduction	0.59%	0.55%	0.55%	0.53%	0.52%	0.52%	0.51%
Expenses net of waiver and payments by affiliates	0.50%	0.48%	0.50%	0.50%	0.50%	0.51%	0.51%
Expenses net of waiver and payments by affiliates and expense reduction	0.49%	0.47%	0.49%	0.50% [h]	0.50%	0.51% [h]	0.51% [h]
Net investment income	5.21%	5.02%	4.63%	4.06%	3.06%	3.21%	3.19%

Supplemental data
Net assets, end of period (000’s)	$4,204,360	$3,870,342	$2,924,394	$3,096,051	$2,805,620	$1,934,358	$123,814
Portfolio turnover rate	12.88%	42.12%	22.63%	49.70%	43.19%	35.18%	42.39%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period May 1, 2013 (effective date) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eAmount rounds to less than $0.01 per share.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended August 31,
		2017	2016[a]	2016	2015	2014	2013

Advisor Class

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$11.85	$11.96	$11.28	$11.62	$13.36	$12.63	$13.08

Income from investment operations[b]:
Net investment income[c]	0.30	0.59	0.17	0.44	0.37	0.40	0.41
Net realized and unrealized gains (losses)	(0.44)	(0.27)	0.60	(0.43)	(1.22)	0.84	0.04

Total from investment operations	(0.14)	0.32	0.77	0.01	(0.85)	1.24	0.45

Less distributions from:
Net investment income and net foreign currency gains	(0.24)	(0.43)	—	(0.13)	(0.86)	(0.51)	(0.73)
Net realized gains	—	—	—	—	(0.03)	(—)[d]	(0.17)
Tax return of capital	—	—	(0.09)	(0.22)	—	—	—

Total distributions	(0.24)	(0.43)	(0.09)	(0.35)	(0.89)	(0.51)	(0.90)

Net asset value, end of period	$11.47	$11.85	$11.96	$11.28	$11.62	$13.36	$12.63

Total return[e]	(1.24)%	2.62%	6.86%	0.10%	(6.67)%	10.02%	3.28%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	0.69%	0.72%	0.71%	0.68%	0.65%	0.65%	0.61%
Expenses net of waiver and payments by affiliates	0.62%	0.65%	0.66%	0.65%	0.63%	0.64%	0.61%
Expenses net of waiver and payments by affiliates and expense reduction	0.61%	0.64%	0.65%	0.65% [g]	0.63%	0.64% [g]	0.61% [g]
Net investment income	5.09%	4.85%	4.47%	3.91%	2.93%	3.08%	3.09%

Supplemental data
Net assets, end of period (000’s)	$20,042,555	$20,808,794	$20,838,200	$22,169,948	$32,534,368	$38,724,654	$32,926,705
Portfolio turnover rate	12.88%	42.12%	22.63%	49.70%	43.19%	35.18%	42.39%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Statement of Investments, June 30, 2018 (unaudited)

Templeton Global Bond Fund

	Principal Amount*			Value
Foreign Government and Agency Securities 54.5%
Argentina 3.7%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	647,366,000		ARS	$21,464,221
18.20%, 10/03/21	10,724,982,000		ARS	321,376,930
16.00%, 10/17/23	11,569,749,000		ARS	359,375,393
senior note, 15.50%, 10/17/26	18,801,412,000		ARS	587,937,994
Government of Argentina,
3.75%, 2/08/19	271,658,000		ARS	10,066,983
[a]FRN, 27.947%, (ARS Badlar + 2.00%), 4/03/22	700,128,000		ARS	22,103,172

				1,322,324,693

Brazil 10.8%
Letra Tesouro Nacional,
Strip, 1/01/20	2,324,580	[b]	BRL	532,536,170
Strip, 7/01/20	3,280,612	[b]	BRL	716,321,827
Strip, 7/01/21	984,960	[b]	BRL	193,028,445
Nota Do Tesouro Nacional,
10.00%, 1/01/21	3,623,620	[b]	BRL	950,262,867
10.00%, 1/01/23	4,646,561	[b]	BRL	1,175,965,982
10.00%, 1/01/25	1,337,796	[b]	BRL	327,079,375

				3,895,194,666

Colombia 4.4%
Government of Colombia,
senior bond, 7.75%, 4/14/21	45,050,000,000		COP	16,133,801
senior bond, 4.375%, 3/21/23	6,831,000,000		COP	2,225,745
senior bond, 9.85%, 6/28/27	10,884,000,000		COP	4,691,775
Titulos de Tesoreria,
B, 5.00%, 11/21/18	52,609,000,000		COP	18,001,627
B, 7.75%, 9/18/30	1,657,779,800,000		COP	609,289,612
B, 7.00%, 6/30/32	16,014,000,000		COP	5,449,612
senior bond, B, 11.25%, 10/24/18	96,940,000,000		COP	33,968,833
senior bond, B, 11.00%, 7/24/20	88,998,000,000		COP	33,715,272
senior bond, B, 7.00%, 5/04/22	131,527,000,000		COP	46,975,249
senior bond, B, 10.00%, 7/24/24	518,579,000,000		COP	210,543,748
senior bond, B, 7.50%, 8/26/26	1,072,334,700,000		COP	387,568,676
senior bond, B, 6.00%, 4/28/28	622,808,100,000		COP	204,324,965
senior note, B, 7.00%, 9/11/19	75,939,000,000		COP	26,543,483

				1,599,432,398

Ghana 1.7%
Government of Ghana,
24.75%, 3/01/21	6,310,000		GHS	1,501,031
16.25%, 5/17/21	63,860,000		GHS	12,847,670
24.50%, 6/21/21	990,000		GHS	237,118
24.75%, 7/19/21	10,770,000		GHS	2,589,830
18.75%, 1/24/22	337,130,000		GHS	71,889,930
17.60%, 11/28/22	3,220,000		GHS	666,027
19.75%, 3/25/24	337,130,000		GHS	75,060,260
19.00%, 11/02/26	1,011,340,000		GHS	218,585,051
senior bond, 19.75%, 3/15/32	1,011,340,000		GHS	227,875,746
senior note, 21.50%, 3/09/20	13,090,000		GHS	2,868,285
senior note, 18.50%, 6/01/20	4,390,000		GHS	924,752
senior note, 18.25%, 9/21/20	4,190,000		GHS	875,872

franklintempleton.com	Semiannual Report	15

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS  (UNAUDITED)

Templeton Global Bond Fund  (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
senior note, 16.50%, 3/22/21	15,240,000	GHS	$3,086,456

			619,008,028

India 7.0%
Government of India,
senior bond, 8.20%, 2/15/22	7,698,000,000	INR	113,289,687
senior bond, 8.35%, 5/14/22	4,260,400,000	INR	63,140,547
senior bond, 8.08%, 8/02/22	14,089,000,000	INR	206,992,641
senior bond, 9.15%, 11/14/24	9,798,000,000	INR	150,513,652
senior note, 7.80%, 4/11/21	14,845,400,000	INR	217,124,275
senior note, 8.79%, 11/08/21	7,315,000,000	INR	109,862,837
senior note, 8.15%, 6/11/22	19,499,000,000	INR	286,446,747
senior note, 6.84%, 12/19/22	2,217,000,000	INR	31,069,088
senior note, 7.16%, 5/20/23	4,378,700,000	INR	61,820,196
senior note, 8.83%, 11/25/23	52,330,900,000	INR	791,002,271
senior note, 7.68%, 12/15/23	18,416,000,000	INR	265,118,038
senior note, 6.79%, 5/15/27	16,759,700,000	INR	225,716,143

			2,522,096,122

Indonesia 9.8%
Government of Indonesia,
senior bond, FR31, 11.00%, 11/15/20	1,090,303,000,000	IDR	82,012,374
senior bond, FR32, 15.00%, 7/15/18	1,150,000,000	IDR	80,785
senior bond, FR34, 12.80%, 6/15/21	1,603,246,000,000	IDR	127,230,396
senior bond, FR35, 12.90%, 6/15/22	1,172,669,000,000	IDR	96,072,080
senior bond, FR36, 11.50%, 9/15/19	437,062,000,000	IDR	32,226,067
senior bond, FR37, 12.00%, 9/15/26	66,550,000,000	IDR	5,742,899
senior bond, FR39, 11.75%, 8/15/23	641,965,000,000	IDR	52,188,224
senior bond, FR40, 11.00%, 9/15/25	710,760,000,000	IDR	57,763,536
senior bond, FR42, 10.25%, 7/15/27	931,607,000,000	IDR	73,982,452
senior bond, FR43, 10.25%, 7/15/22	377,390,000,000	IDR	28,628,164
senior bond, FR44, 10.00%, 9/15/24	248,790,000,000	IDR	19,141,032
senior bond, FR46, 9.50%, 7/15/23	6,667,220,000,000	IDR	505,089,919
senior bond, FR47, 10.00%, 2/15/28	1,889,105,000,000	IDR	148,294,176
senior bond, FR48, 9.00%, 9/15/18	483,192,000,000	IDR	34,059,479
senior bond, FR52, 10.50%, 8/15/30	996,594,000,000	IDR	81,640,083
senior bond, FR53, 8.25%, 7/15/21	5,990,194,000,000	IDR	425,019,240
senior bond, FR56, 8.375%, 9/15/26	6,518,855,000,000	IDR	466,116,385
senior bond, FR61, 7.00%, 5/15/22	165,670,000,000	IDR	11,311,914
senior bond, FR63, 5.625%, 5/15/23	670,707,000,000	IDR	43,691,933
senior bond, FR64, 6.125%, 5/15/28	102,713,000,000	IDR	6,418,669
senior bond, FR68, 8.375%, 3/15/34	2,917,910,000,000	IDR	205,506,067
senior bond, FR70, 8.375%, 3/15/24	10,037,615,000,000	IDR	717,062,122
senior bond, FR71, 9.00%, 3/15/29	2,481,901,000,000	IDR	184,670,311
senior bond, FR73, 8.75%, 5/15/31	1,231,387,000,000	IDR	89,526,884
senior note, FR69, 7.875%, 4/15/19	824,326,000,000	IDR	57,840,895

			3,551,316,086

16	Semiannual Report	franklintempleton.com

TEMPLETON NCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Mexico 11.6%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	529,790,200	[c]	MXN	$2,683,752,166
senior bond, M, 6.50%, 6/10/21	281,607,150	[c]	MXN	1,373,779,896
senior note, M, 5.00%, 12/11/19	14,548,600	[c]	MXN	70,504,001
[d] Mexican Udibonos,
Index Linked, 4.00%, 6/13/19	8,211,223	[e]	MXN	41,448,272
Index Linked, 2.50%, 12/10/20	6,574,366	[e]	MXN	32,133,851

				4,201,618,186

Peru 0.2%
Government of Peru, senior bond, 7.84%, 8/12/20	184,399,000		PEN	62,015,650

Philippines 1.4%
Government of the Philippines,
senior note, 3.375%, 8/20/20	8,357,030,000		PHP	152,937,854
senior note, 7-51, 5.00%, 8/18/18	1,392,270,000		PHP	26,118,084
senior note, 7-56, 3.875%, 11/22/19	17,672,820,000		PHP	328,605,494

				507,661,432

South Korea 2.5%
Korea Monetary Stabilization Bond,
senior note, 1.72%, 12/02/18	68,750,000,000		KRW	61,648,111
senior note, 2.06%, 12/02/19	194,330,000,000		KRW	174,427,810
Korea Treasury Bond, senior note, 1.75%, 12/10/18	759,465,000,000		KRW	681,226,587

				917,302,508

[f] Supranational 0.3%
Inter-American Development Bank, senior bond, 7.50%, 12/05/24	2,473,000,000		MXN	121,440,124

Ukraine 1.1%
[g,h,i] Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	646,908,000			409,237,235

Total Foreign Government and Agency Securities (Cost $21,507,890,041)				19,728,647,128

Quasi-Sovereign and Corporate Bonds 1.2%
India 1.2%
Food Corp. of India, secured note, 6, 9.95%, 3/07/22	22,550,000,000		INR	342,092,658
Mahanagar Telephone Nigam Ltd.,
8.24%, 11/19/24	3,350,000,000		INR	48,336,693
8.29%, 11/28/24	3,050,000,000		INR	44,114,957

Total Quasi-Sovereign and Corporate Bonds (Cost $483,361,133)				434,544,308

Total Investments before Short Term Investments (Cost $21,991,251,174)				20,163,191,436

franklintempleton.com	Semiannual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

	Principal Amount*		Value
Short Term Investments 39.7%
Foreign Government and Agency Securities 2.8%
Argentina 0.5%
[j] Argentina Treasury Bill, 9/14/18 - 10/12/18	398,910,000	ARS	$14,299,226
Letras del Banco Central de la Republica Argentina, Strip, 7/18/18 - 11/21/18	4,845,440,000	ARS	156,463,355

			170,762,581

Philippines 0.3%
[j] Philippine Treasury Bill, 8/29/18 - 12/12/18	5,964,200,000	PHP	110,809,954

South Korea 2.0%
Korea Monetary Stabilization Bond,
senior note, 1.33%, 10/02/18	344,170,000,000	KRW	308,855,095
senior note, 1.61%, 10/08/18	473,590,000,000	KRW	424,551,744

			733,406,839

Total Foreign Government and Agency Securities (Cost $1,084,521,782)			1,014,979,374

U.S. Government and Agency Securities 12.8%
United States 12.8%
[j] FHLB, 7/02/18 — 7/06/18	829,590,000		829,497,981
[j] U.S. Treasury Bill,
8/30/18	750,000,000		747,722,970
9/13/18	349,989,000		348,663,634
9/20/18	377,723,000		376,151,253
9/27/18	500,000,000		497,725,310
11/01/18	500,000,000		496,664,060
1/31/19	388,057,000		383,344,451
2/28/19	571,873,000		563,704,212
U.S. Treasury Note,
1.50%, 8/31/18	188,862,000		188,736,407
2.75%, 2/15/19	183,076,000		183,651,688

Total U.S. Government and Agency Securities (Cost $4,616,224,371)			4,615,861,966

Total Investments before Money Market Funds (Cost $27,691,997,327)			25,794,032,776

	Shares

Money Market Funds (Cost $8,726,785,437) 24.1%
United States 24.1%
[k,l] Institutional Fiduciary Trust Money Market Portfolio, 1.51%.	8,726,785,437		8,726,785,437

Total Investments (Cost $36,418,782,764) 95.4%			34,520,818,213
Other Assets, less Liabilities 4.6%			1,651,892,240

Net Assets 100.0%			$36,172,710,453

18	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bPrincipal amount is stated in 1,000 Brazilian Real Units.

cPrincipal amount is stated in 100 Mexican Peso Units.

dPrincipal amount of security is adjusted for inflation. See Note 1(f).

ePrincipal amount is stated in 100 Unidad de Inversion Units.

fA supranational organization is an entity formed by two or more central governments through international treaties.

gNon-income producing.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

iThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

jThe security was issued on a discount basis with no stated coupon rate.

kSee Note 3(f) regarding investments in affiliated management investment companies.

lThe rate shown is the annualized seven-day effective yield at period end.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Euro	DBAB	Sell	64,735,000	75,765,844		7/05/18	$98,840	$—
Euro	JPHQ	Sell	65,175,000	80,776,266		7/06/18	4,589,272	—
Euro	BOFA	Sell	289,764,500	353,464,157		7/09/18	14,665,073	—
Euro	GSCO	Sell	104,415,800	128,901,305		7/09/18	6,816,035	—
Euro	UBSW	Sell	154,764,200	190,986,761		7/09/18	10,033,024	—
Euro	JPHQ	Sell	7,674,663	9,483,428		7/10/18	509,371	—
Indian Rupee	JPHQ	Buy	15,637,598,034	193,361,370	EUR	7/10/18	1,956,212	—
South Korean Won	HSBK	Sell	66,641,204,000	63,107,201		7/10/18	3,343,057	—
Indian Rupee	JPHQ	Buy	25,670,839,176	316,966,985	EUR	7/11/18	3,663,808	—
Japanese Yen	BZWS	Sell	35,663,421,500	335,187,258		7/11/18	12,744,021	—
Australian Dollar	JPHQ	Sell	125,599,867	96,049,986		7/12/18	3,082,782	—
Japanese Yen	CITI	Sell	3,332,090,000	30,206,052		7/12/18	77,597	—
Mexican Peso	CITI	Buy	1,801,116,000	74,745,252	EUR	7/12/18	3,109,507	—
Euro	BOFA	Sell	177,095,041	220,646,253		7/13/18	13,520,953	—
Euro	GSCO	Sell	139,195,260	173,355,169		7/13/18	10,556,370	—
Japanese Yen	CITI	Sell	6,890,100,000	64,837,321		7/13/18	2,533,378	—
Japanese Yen	DBAB	Sell	19,434,250,000	182,945,025		7/13/18	7,210,217	—
Mexican Peso	CITI	Buy	3,440,414,400	155,986,436	EUR	7/13/18	—	(9,552,248)
Australian Dollar	JPHQ	Sell	224,328,000	170,767,447		7/16/18	4,720,654	—
Euro	GSCO	Sell	171,944,000	202,947,223		7/16/18	1,801,372	—
Euro	JPHQ	Sell	78,318,606	92,533,750		7/16/18	914,021	—
Japanese Yen	BZWS	Sell	19,705,372,000	178,720,564		7/17/18	485,089	—
Japanese Yen	HSBK	Sell	12,607,090,000	114,401,906		7/17/18	370,530	—
Australian Dollar	JPHQ	Sell	188,680,000	142,729,439		7/18/18	3,068,138	—
Euro	GSCO	Sell	156,473,908	195,154,259		7/18/18	12,078,492	—
Mexican Peso	JPHQ	Buy	4,117,023,741	189,807,692	EUR	7/18/18	—	(15,357,905)
Australian Dollar	JPHQ	Sell	388,000,000	301,421,680		7/19/18	14,222,269	—
Euro	MSCO	Sell	257,248,501	300,345,342		7/19/18	—	(660,017)
Mexican Peso	CITI	Buy	2,099,231,755	88,181,360	EUR	7/19/18	2,206,284	—
Euro	JPHQ	Sell	91,801,000	106,481,816		7/23/18	—	(966,246)
Euro	MSCO	Sell	128,624,250	152,403,659		7/23/18	1,855,992	—
Euro	SCNY	Sell	106,299,000	124,004,161		7/23/18	—	(413,018)

franklintempleton.com	Semiannual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Japanese Yen	JPHQ	Sell	33,702,199,000	306,713,512		7/23/18	$1,750,568	$—
Euro	DBAB	Sell	21,602,685	25,092,058		7/25/18	—	(196,485)
Japanese Yen	MSCO	Sell	6,192,115,000	57,134,955		7/26/18	1,092,451	—
Indian Rupee	DBAB	Buy	900,181,000	13,394,554		7/27/18	—	(298,752)
Euro	BOFA	Sell	260,447,167	304,634,633		7/30/18	—	(365,587)
Euro	MSCO	Sell	79,443,338	93,439,268		7/30/18	406,059	—
Japanese Yen	DBAB	Sell	13,902,366,365	129,362,244		7/30/18	3,502,055	—
Japanese Yen	JPHQ	Sell	7,902,175,000	73,454,965		7/30/18	1,915,400	—
Australian Dollar	JPHQ	Sell	248,603,352	188,060,978		7/31/18	4,035,816	—
Euro	BZWS	Sell	242,386,599	297,444,715		7/31/18	13,571,971	—
Euro	GSCO	Sell	253,578,896	309,526,008		7/31/18	12,545,328	—
Euro	MSCO	Sell	79,443,338	92,321,897		7/31/18	—	(718,718)
Euro	SCNY	Sell	221,525,985	270,340,343		7/31/18	10,898,652	—
Japanese Yen	BZWS	Sell	13,069,570,000	121,410,808		7/31/18	3,081,485	—
Japanese Yen	GSCO	Sell	15,371,620,000	141,527,824		7/31/18	2,356,191	—
Japanese Yen	MSCO	Sell	6,192,115,000	56,234,697		7/31/18	172,503	—
Euro	JPHQ	Sell	236,418,000	287,785,721		8/02/18	10,859,048	—
Indian Rupee	HSBK	Buy	22,984,769,550	276,573,719	EUR	8/02/18	10,129,796	—
Euro	GSCO	Sell	164,724,987	200,289,111		8/03/18	7,324,214	—
Mexican Peso	CITI	Buy	758,072,000	31,441,068	EUR	8/06/18	1,105,039	—
Japanese Yen	BZWS	Sell	6,464,800,000	59,911,127		8/08/18	1,346,189	—
Australian Dollar	CITI	Sell	58,864,350	44,166,510		8/09/18	591,929	—
Japanese Yen	CITI	Sell	21,671,885,650	200,047,232		8/09/18	3,706,348	—
Euro	BZWS	Sell	202,258,000	241,636,621		8/10/18	4,572,024	—
Euro	JPHQ	Sell	11,512,010	13,751,441		8/10/18	258,328	—
Australian Dollar	JPHQ	Sell	125,515,159	96,004,662		8/13/18	3,090,527	—
Euro	UBSW	Sell	23,478,000	28,097,062		8/13/18	572,151	—
Japanese Yen	CITI	Sell	23,172,622,285	213,130,923		8/13/18	3,132,977	—
Euro	CITI	Sell	8,800,000	10,573,200		8/14/18	255,519	—
Japanese Yen	CITI	Sell	14,536,527,284	130,168,142		8/14/18	—	(1,576,205)
Australian Dollar	JPHQ	Sell	224,328,000	169,744,511		8/15/18	3,682,055	—
Japanese Yen	HSBK	Sell	6,367,072,000	58,623,258		8/15/18	914,391	—
Euro	BOFA	Sell	94,781,666	114,225,176		8/16/18	3,079,390	—
Euro	SCNY	Sell	140,680,000	169,593,960		8/16/18	4,625,460	—
Japanese Yen	CITI	Sell	6,207,445,000	57,036,423		8/16/18	770,281	—
Japanese Yen	SCNY	Sell	9,153,053,700	84,089,461		8/16/18	1,123,440	—
Euro	JPHQ	Sell	261,527,057	311,842,248		8/17/18	5,137,912	—
South Korean Won	HSBK	Sell	100,447,500,000	93,867,396		8/17/18	3,678,034	—
Australian Dollar	JPHQ	Sell	188,675,000	142,745,845		8/20/18	3,074,200	—
Euro	JPHQ	Sell	37,310,600	44,249,737		8/20/18	483,480	—
Japanese Yen	BOFA	Sell	22,448,856,125	205,012,385		8/20/18	1,470,237	—
Mexican Peso	MSCO	Buy	5,314,781,020	223,770,831	EUR	8/20/18	2,919,189	—
Euro	JPHQ	Sell	70,643,943	83,953,262		8/21/18	1,079,561	—
Euro	UBSW	Sell	119,762,500	142,422,763		8/21/18	1,927,184	—
Japanese Yen	CITI	Sell	35,256,486,200	320,319,863		8/21/18	628,695	—
Japanese Yen	DBAB	Sell	9,637,940,000	87,585,787		8/21/18	192,951	—
Euro	BOFA	Sell	79,015,000	93,590,897		8/22/18	889,563	—
Euro	UBSW	Sell	58,343,508	69,121,304		8/22/18	672,009	—
Japanese Yen	BOFA	Sell	42,198,117,500	382,923,026		8/22/18	260,294	—

20	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)

Japanese Yen	CITI	Sell	4,322,430,000	39,191,140		8/22/18	$—	$(5,701)
Euro	UBSW	Sell	245,086,718	290,088,316		8/23/18	2,526,740	—
Japanese Yen	CITI	Sell	25,386,870,000	229,749,588		8/23/18	—	(481,376)
Euro	DBAB	Sell	68,506,971	81,232,483		8/24/18	846,471	—
Japanese Yen	BOFA	Sell	12,841,448,000	116,493,682		8/24/18	27,442	—
Japanese Yen	SCNY	Sell	11,809,161,000	107,163,602		8/24/18	59,748	—
Japanese Yen	DBAB	Sell	4,271,575,000	40,423,725		8/27/18	1,674,006	—
Japanese Yen	JPHQ	Sell	12,942,268,500	118,514,601		8/27/18	1,108,430	—
Euro	DBAB	Sell	138,539,445	163,610,928		8/29/18	984,549	—
Euro	GSCO	Sell	153,315,798	181,067,490		8/29/18	1,095,692	—
Euro	SCNY	Sell	225,919,559	266,655,114		8/29/18	1,456,421	—
Indian Rupee	CITI	Buy	3,154,839,000	38,490,075	EUR	8/29/18	497,735	—
Japanese Yen	BZWS	Sell	38,433,900,000	354,409,147		8/29/18	5,703,959	—
Japanese Yen	DBAB	Sell	8,644,374,000	79,722,349		8/29/18	1,293,200	—
Japanese Yen	HSBK	Sell	18,077,594,000	165,201,563		8/29/18	1,186,180	—
Euro	BZWS	Sell	242,386,599	285,861,060		8/31/18	1,288,753	—
Indian Rupee	DBAB	Buy	37,183,634,938	455,081,717	EUR	8/31/18	3,964,165	—
Euro	BNDP	Sell	8,856,901	10,427,938		9/04/18	26,370	—
Euro	BOFA	Sell	143,335,694	167,946,433		9/04/18	—	(387,385)
Euro	GSCO	Sell	391,239,960	460,939,359		9/04/18	1,466,117	—
Japanese Yen	BOFA	Sell	42,387,239,840	391,748,982		9/04/18	7,005,927	—
Japanese Yen	HSBK	Sell	14,893,097,250	137,453,597		9/04/18	2,271,034	—
Brazilian Real	CITI	Buy	740,416,000	168,025,199	EUR	9/05/18	—	(7,448,808)
Japanese Yen	JPHQ	Sell	12,728,600,000	116,958,022		9/05/18	1,413,796	—
South Korean Won	HSBK	Sell	331,089,764,000	308,349,024		9/05/18	10,843,649	—
Euro	SCNY	Sell	276,473,292	325,583,796		9/06/18	843,103	—
Euro	UBSW	Sell	15,764,200	18,597,658		9/06/18	81,304	—
Japanese Yen	HSBK	Sell	9,813,450,000	90,006,879		9/06/18	918,453	—
Euro	BOFA	Sell	354,411,500	416,036,572		9/07/18	—	(280,858)
Euro	DBAB	Sell	64,735,000	76,115,413		9/07/18	72,991	—
Euro	GSCO	Sell	127,740,000	150,298,884		9/07/18	246,223	—
Euro	JPHQ	Sell	117,193,824	137,641,216		9/07/18	—	(23,142)
Mexican Peso	CITI	Buy	2,245,017,240	94,960,309	EUR	9/07/18	248,222	—
Japanese Yen	BOFA	Sell	6,474,170,000	59,151,850		9/10/18	360,757	—
Japanese Yen	CITI	Sell	28,538,800,000	260,985,825		9/10/18	1,828,707	—
Euro	JPHQ	Sell	7,674,663	9,138,720		9/11/18	120,742	—
Japanese Yen	BNDP	Sell	6,405,061,130	58,603,316		9/11/18	435,510	—
Japanese Yen	CITI	Sell	12,207,090,000	111,699,593		9/11/18	840,441	—
Japanese Yen	HSBK	Sell	21,369,300,000	192,774,986		9/11/18	—	(1,291,125)
Japanese Yen	HSBK	Sell	21,369,300,000	195,936,275		9/11/18	1,870,164	—
Australian Dollar	JPHQ	Sell	125,515,158	96,024,744		9/12/18	3,102,579	—
Japanese Yen	DBAB	Sell	12,553,300,000	115,506,993		9/12/18	1,495,328	—
Japanese Yen	HSBK	Sell	37,908,340,000	348,596,861		9/12/18	4,305,482	—
Australian Dollar	CITI	Sell	342,635,912	260,925,813		9/13/18	7,262,686	—
Japanese Yen	CITI	Sell	4,208,470,000	38,701,600		9/13/18	476,591	—
Australian Dollar	JPHQ	Sell	224,328,000	170,828,913		9/14/18	4,751,999	—
Euro	UBSW	Sell	96,724,000	114,908,596		9/14/18	1,228,633	—
Japanese Yen	JPHQ	Sell	9,028,069,000	82,392,438		9/14/18	385,574	—
Japanese Yen	SCNY	Sell	12,414,879,000	113,344,767		9/14/18	573,664	—

franklintempleton.com	Semiannual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)

Australian Dollar	JPHQ	Sell	238,215,000	180,250,144		9/18/18	$3,890,114	$—
Euro	BOFA	Sell	284,344,997	336,346,010		9/18/18	2,052,152	—
Euro	GSCO	Sell	139,195,260	163,065,577		9/18/18	—	(581,124)
Japanese Yen	BOFA	Sell	22,448,856,125	204,242,047		9/18/18	266,788	—
Japanese Yen	GSCO	Sell	43,316,578,290	406,146,328		9/18/18	12,562,343	—
Japanese Yen	HSBK	Sell	10,857,850,000	103,605,439		9/18/18	4,948,619	—
Japanese Yen	MSCO	Sell	3,400,000,000	31,032,091		9/18/18	138,941	—
Japanese Yen	BZWS	Sell	36,791,550,000	334,702,928		9/19/18	382,163	—
Euro	GSCO	Sell	296,007,388	345,878,713		9/20/18	—	(2,179,542)
Euro	UBSW	Sell	119,762,500	139,942,481		9/20/18	—	(879,432)
Japanese Yen	CITI	Sell	27,801,468,900	253,316,345		9/20/18	668,846	—
Australian Dollar	BOFA	Sell	264,500,000	195,901,925		9/21/18	80,281	—
Japanese Yen	BOFA	Sell	42,084,293,750	384,717,924		9/21/18	2,246,230	—
Japanese Yen	HSBK	Sell	42,232,203,900	386,373,819		9/21/18	2,557,883	—
Euro	DBAB	Sell	21,602,855	25,181,044		9/24/18	—	(228,317)
Euro	JPHQ	Sell	70,643,943	82,406,160		9/25/18	—	(691,888)
Japanese Yen	DBAB	Sell	31,008,148,000	283,261,955		9/25/18	1,369,734	—
Japanese Yen	HSBK	Sell	19,192,069,750	175,366,134		9/25/18	892,794	—
Japanese Yen	JPHQ	Sell	8,250,436,116	75,371,228		9/25/18	367,272	—
Euro	BOFA	Sell	260,447,167	306,007,189		9/28/18	—	(428,317)
Euro	DBAB	Sell	138,485,021	161,898,684		9/28/18	—	(1,039,267)
Euro	GSCO	Sell	153,315,798	179,077,451		9/28/18	—	(1,310,014)
Japanese Yen	BZWS	Sell	11,637,164,000	106,699,834		9/28/18	882,971	—
Japanese Yen	JPHQ	Sell	15,059,944,500	138,145,767		9/28/18	1,205,524	—
Mexican Peso	CITI	Buy	2,168,516,800	91,709,112	EUR	9/28/18	—	(253,156)
Mexican Peso	CITI	Buy	3,422,907,160	144,031,439	EUR	10/03/18	247,323	—
Japanese Yen	SCNY	Sell	3,331,470,000	31,847,182		10/05/18	1,536,281	—
Australian Dollar	CITI	Sell	58,864,350	45,324,372		10/09/18	1,739,049	—
Japanese Yen	JPHQ	Sell	39,126,500,000	372,837,506		10/09/18	16,731,062	—
Japanese Yen	HSBK	Sell	38,917,825,000	368,304,587		10/11/18	14,037,863	—
Australian Dollar	JPHQ	Sell	224,328,000	169,811,809		10/15/18	3,702,530	—
Mexican Peso	DBAB	Buy	3,204,884,515	136,511,672	EUR	10/15/18	—	(2,186,332)
South Korean Won	CITI	Sell	280,696,000,000	263,564,319		10/16/18	10,874,368	—
Mexican Peso	DBAB	Buy	3,204,884,515	137,737,860	EUR	10/18/18	—	(3,749,016)
Mexican Peso	CITI	Buy	2,307,350,000	95,449,286	EUR	10/19/18	1,651,183	—
Mexican Peso	CITI	Buy	2,307,343,100	97,069,546	EUR	10/24/18	—	(399,230)
Japanese Yen	BZWS	Sell	17,003,283,330	155,844,729		10/26/18	869,514	—
Mexican Peso	CITI	Buy	2,084,698,000	86,269,315	EUR	10/29/18	1,203,806	—
Brazilian Real	JPHQ	Buy	410,750,000	95,202,225	EUR	11/05/18	—	(7,727,434)
Indonesian Rupiah	JPHQ	Buy	1,393,097,000,000	95,221,941		11/13/18	84,326	—
Mexican Peso	CITI	Buy	3,783,708,400	156,496,430	EUR	11/13/18	1,596,541	—
South Korean Won	CITI	Sell	521,261,500,000	488,575,780		11/21/18	18,586,224	—
Mexican Peso	CITI	Buy	3,867,049,000	160,828,370	EUR	12/06/18	—	(485,468)
Mexican Peso	CITI	Buy	2,160,405,048	89,793,142	EUR	12/07/18	—	(229,888)
Mexican Peso	HSBK	Buy	4,253,323,520	168,475,145	EUR	12/11/18	9,177,610	—
Japanese Yen	CITI	Sell	41,463,932,300	379,871,577		12/18/18	259,047	—
Japanese Yen	DBAB	Sell	24,707,170,000	226,958,627		12/18/18	758,390	—
Japanese Yen	HSBK	Sell	24,745,070,000	227,086,700		12/18/18	539,479	—
South Korean Won	CITI	Sell	534,152,500,000	496,909,159		12/20/18	14,687,147	—

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

Forward Exchange Contracts  (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Japanese Yen	BZWS	Sell	35,594,850,000	323,613,081		1/11/19	$—	$(2,901,657)
Japanese Yen	GSCO	Sell	6,380,360,000	57,987,458		1/11/19	—	(540,154)
Japanese Yen	JPHQ	Sell	39,126,500,000	355,496,700		1/11/19	—	(3,414,180)
Japanese Yen	JPHQ	Sell	14,336,430,000	131,768,658		1/16/19	207,026	—
Japanese Yen	SCNY	Sell	10,082,050,000	93,179,760		1/22/19	615,293	—
Japanese Yen	HSBK	Sell	10,034,848,500	92,972,942		1/23/19	834,508	—
Japanese Yen	BZWS	Sell	9,218,756,500	85,300,410		1/24/19	648,473	—
Japanese Yen	DBAB	Sell	25,032,090,000	230,819,002		1/24/19	959,922	—
Japanese Yen	CITI	Sell	14,729,205,625	136,751,268		1/25/19	1,488,450	—
Japanese Yen	HSBK	Sell	17,605,035,074	165,352,072		1/31/19	3,602,413	—
Brazilian Real	JPHQ	Buy	410,750,000	93,885,714	EUR	2/04/19	—	(7,865,514)
Mexican Peso	CITI	Buy	3,716,745,430	154,205,806	EUR	2/05/19	—	(2,677,548)
Japanese Yen	MSCO	Sell	1,969,700,000	18,311,038		2/06/19	205,391	—
Japanese Yen	SCNY	Sell	12,949,800,000	120,396,058		2/06/19	1,360,418	—
Japanese Yen	CITI	Sell	33,420,667,431	315,460,438		2/14/19	8,059,030	—
Japanese Yen	CITI	Sell	18,720,380,000	178,604,017		2/15/19	6,401,298	—

Total Forward Exchange Contracts							$514,479,409	$(79,791,054)

Net unrealized appreciation (depreciation)							$434,688,355

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	$614,156,000	$31,565,085	$ —	$31,565,085
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	383,800,000	20,544,062	—	20,544,062
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	325,000,000	17,339,454	—	17,339,454
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	514,670,000	31,652,153	—	31,652,153
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.978%	Semi-Annual	3/27/25	39,700,000	2,044,134	—	2,044,134
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.985%	Semi-Annual	3/27/25	39,700,000	2,025,507	—	2,025,507
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.450%	Semi-Annual	7/22/25	893,410,000	19,966,781	35,775	19,931,006
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.439%	Semi-Annual	7/23/25	101,430,000	2,354,299	—	2,354,299

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

Interest Rate Swap Contracts  (continued)

Description	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.40%	Semi-Annual	7/24/25	$798,605,000	$20,659,109	$ —	$20,659,109
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.890%	Semi-Annual	7/22/45	385,470,000	859,408	(27,457)	886,865
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.861%	Semi-Annual	7/24/45	54,025,000	436,995	—	436,995
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.574%	Semi-Annual	8/24/45	1,057,400,000	69,410,276	—	69,410,276
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.613%	Semi-Annual	1/26/47	406,800,000	23,957,729	—	23,957,729
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.678%	Semi-Annual	1/27/47	700,300,000	31,946,583	—	31,946,583
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual	4/13/47	404,700,000	32,804,843	—	32,804,843
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.587%	Semi-Annual	7/27/47	980,700,000	63,560,845	—	63,560,845
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	422,692,000	(8,226,138)	—	(8,226,138)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	422,692,000	(9,562,090)	—	(9,562,090)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	422,692,000	(11,071,221)	—	(11,071,221)

Total Interest Rate Swap Contracts				$342,267,814	$8,318	$342,259,496

See Note 9 regarding other derivative information.

See Abbreviations on page 40.

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TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Templeton Global Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$27,691,997,327
Cost - Controlled affiliates (Note 3f)	8,726,785,437

Value - Unaffiliated issuers	$25,794,032,776
Value - Controlled affiliates (Note 3f)	8,726,785,437
Cash	3,333,407
Restricted cash for OTC derivative contracts (Note 1d)	248,550,000
Foreign currency, at value (cost $103,712,128)	102,186,545
Receivables:
Capital shares sold	42,258,688
Interest	441,974,593
Deposits with brokers for:
Centrally cleared swap contracts	827,530,306
Variation margin on centrally cleared swap contracts	5,661,618
Unrealized appreciation on OTC forward exchange contracts	514,479,409
Other assets	24,660

Total assets	36,706,817,439

Liabilities:
Payables:
Capital shares redeemed	124,766,018
Management fees	11,960,748
Distribution fees	7,247,887
Transfer agent fees	9,351,767
Deposits from brokers for:
OTC derivative contracts	248,550,000
Unrealized depreciation on OTC forward exchange contracts	79,791,054
Deferred tax	38,463,182
Accrued expenses and other liabilities	13,976,330

Total liabilities	534,106,986

Net assets, at value	$36,172,710,453

Net assets consist of:
Paid-in capital	$38,213,517,953
Distributions in excess of net investment income	(437,020,572)
Net unrealized appreciation (depreciation)	(1,193,958,680)
Accumulated net realized gain (loss)	(409,828,248)

Net assets, at value	$36,172,710,453

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities  (continued)

June 30, 2018 (unaudited)

Templeton Global Bond Fund

Class A:
Net assets, at value	$8,856,150,599

Shares outstanding	768,928,416

Net asset value per share[a]	$11.52

Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.03

Class C:
Net assets, at value	$2,819,032,299

Shares outstanding	244,129,825

Net asset value and maximum offering price per share[a]	$11.55

Class R:
Net assets, at value	$250,612,264

Shares outstanding	21,759,367

Net asset value and maximum offering price per share	$11.52

Class R6:
Net assets, at value	$4,204,360,050

Shares outstanding	366,503,994

Net asset value and maximum offering price per share	$11.47

Advisor Class:
Net assets, at value	$20,042,555,241

Shares outstanding	1,747,188,316

Net asset value and maximum offering price per share	$11.47

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Templeton Global Bond Fund

Investment income:
Dividends:
Controlled affiliates (Note 3f)	$48,757,602
Interest: (net of foreign taxes)~
Unaffiliated issuers	1,020,806,221

Total investment income	1,069,563,823

Expenses:
Management fees (Note 3a)	89,674,779
Distribaution fees: (Note 3c)
Class A	11,734,483
Class C	9,900,983
Class R	653,238
Transfer agent fees: (Note 3e)
Class A	6,383,491
Class C	2,071,562
Class R	178,376
Class R6	743,454
Advisor Class	14,088,976
Custodian fees (Note 4)	7,667,080
Reports to shareholders	1,328,831
Registration and filing fees	376,013
Professional fees	219,330
Trustees’ fees and expenses	238,770
Other	4,501,636

Total expenses	149,761,002
Expense reductions (Note 4)	(1,473,238)
Expenses waived/paid by affiliates (Note 3f and 3g)	(14,555,760)

Net expenses	133,732,004

Net investment income	935,831,819

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	127,843,737
Foreign currency transactions	(7,302,202)
Forward exchange contracts	(292,158,392)
Swap contracts	17,796,520

Net realized gain (loss)	(153,820,337)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(2,611,932,620)
Translation of other assets and liabilities denominated in foreign currencies	(35,447,784)
Forward exchange contracts	945,145,960
Swap contracts	425,527,818
Change in deferred taxes on unrealized appreciation	37,388,301

Net change in unrealized appreciation (depreciation)	(1,239,318,325)

Net realized and unrealized gain (loss)	(1,393,138,662)

Net increase (decrease) in net assets resulting from operations	$(457,306,843)

~Foreign taxes withheld on interest	$33,218,500
#Net of foreign taxes	$1,491,598

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Bond Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 935,831,819	$ 1,879,109,383
Net realized gain (loss)	(153,820,337)	(403,778,554)
Net change in unrealized appreciation (depreciation)	(1,239,318,325)	(432,308,773)

Net increase (decrease) in net assets resulting from operations	(457,306,843)	1,043,022,056

Distributions to shareholders from:
Net investment income:
Class A	(175,995,010)	(358,835,238)
Class C	(50,629,176)	(102,989,502)
Class R	(4,585,235)	(8,612,023)
Class R6	(85,022,466)	(124,003,530)
Advisor Class	(416,507,667)	(745,682,753)

Total distributions to shareholders	(732,739,554)	(1,340,123,046)

Capital share transactions: (Note 2)
Class A	(507,798,332)	(3,008,113,394)
Class C	(320,726,202)	(824,919,786)
Class R	(15,592,501)	(30,557,210)
Class R6	472,918,358	995,948,171
Advisor Class	(108,143,852)	160,813,008

Total capital share transactions	(479,342,529)	(2,706,829,211)

Net increase (decrease) in net assets	(1,669,388,926)	(3,003,930,201)
Net assets:
Beginning of period	37,842,099,379	40,846,029,580

End of period	$36,172,710,453	$37,842,099,379

Distributions in excess of net investment income included in net assets:
End of period	$ (437,020,572)	$ (640,112,837)

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TEMPLETON INCOME TRUST

Notes to Financial Statements (unaudited)

Templeton Global Bond Fund

1.   Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

1.  Organization and Significant Accounting Policies (continued)

b.  Foreign Currency Translation (continued)

exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d.  Restricted Cash

At June 30, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	68,714,822	$818,761,024	146,518,069	$1,787,700,263
Shares issued in reinvestment of distributions	14,181,245	167,518,203	28,019,970	341,757,014
Shares redeemed	(125,859,727)	(1,494,077,559)	(421,200,374)	(5,137,570,671)
Net increase (decrease)	(42,963,660)	$(507,798,332)	(246,662,335)	$(3,008,113,394)
Class C Shares:
Shares sold	6,111,322	$73,011,937	17,916,474	$219,492,412
Shares issued in reinvestment of distributions	3,824,590	45,296,324	7,372,907	90,142,103
Shares redeemed	(36,857,729)	(439,034,463)	(92,767,902)	(1,134,554,301)
Net increase (decrease)	(26,921,817)	$(320,726,202)	(67,478,521)	$(824,919,786)
Class R Shares:
Shares sold	2,928,912	$34,843,354	5,638,593	$68,799,340
Shares issued in reinvestment of distributions	363,017	4,287,389	656,338	8,001,874
Shares redeemed	(4,594,631)	(54,723,244)	(8,807,014)	(107,358,424)
Net increase (decrease)	(1,302,702)	$(15,592,501)	(2,512,083)	$(30,557,210)

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	66,284,515	$785,121,096	119,288,930	$1,447,841,850
Shares issued in reinvestment of distributions	6,847,211	80,525,253	9,598,144	116,477,262
Shares redeemed	(33,314,481)	(392,727,991)	(46,812,240)	(568,370,941)

Net increase (decrease)	39,817,245	$472,918,358	82,074,834	$995,948,171

Advisor Class Shares:
Shares sold	238,583,548	$2,826,056,278	546,970,493	$6,652,312,487
Shares issued in reinvestment of distributions	29,978,601	352,634,601	51,607,467	626,705,089
Shares redeemed	(277,808,417)	(3,286,834,731)	(585,134,767)	(7,118,204,568)

Net increase (decrease)	(9,246,268)	$(108,143,852)	13,443,193	$160,813,008

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $1.3 billion
0.475%	Over $1.3 billion, up to and including $35 billion
0.470%	Over $35 billion, up to and including $50 billion
0.465%	Over $50 billion, up to and including $65 billion
0.460%	Over $65 billion, up to and including $80 billion
0.455%	In excess of $80 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.478% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

3.  Transactions with Affiliates (continued)

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$345,476
CDSC retained	$89,383

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $23,465,859, of which $7,805,545 was retained by Investor Services.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund (continued)

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	6,224,341,342	12,072,458,875	(9,570,014,780)	8,726,785,437	$8,726,785,437	$48,757,602	$ —	$ —

g.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$92,013,930
Long term	163,993,981

Total capital loss carryforwards	$256,007,911

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $932,446,244.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$36,204,970,677

Unrealized appreciation	$2,030,349,469
Unrealized depreciation	(2,875,724,936)

Net unrealized appreciation (depreciation)	$(845,375,467)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $3,065,644,361 and $3,630,186,755, respectively.

7.  Credit Risk

At June 30, 2018, the Fund had 18.6% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$371,118,945	[a]	Variation margin on centrally cleared swap contracts	$28,859,449	[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	514,479,409		Unrealized depreciation on OTC forward exchange contracts	79,791,054

Value recovery instruments	Investments in securities, at value	409,237,235	[b]

Totals		$1,294,835,589			$108,650,503

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$17,796,520		Swap contracts	$425,527,818

Foreign exchange contracts	Forward exchange contracts	(292,158,392)		Forward exchange contracts	945,145,960
Value recovery instruments	Investments	1,287,900	[a]	Investments	48,090,640[a]

Totals		$(273,073,972)			$1,418,764,418

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

For the period ended June 30, 2018, the average month end notional amount of swap contracts represented $8,868,844,286. The average month end contract value and fair value of forward exchange contracts and VRI, was $38,256,842,354 and $430,190,090, respectively.

At June 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$514,479,409	$79,791,054

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 461,880	$—	$(356,936)	$—	$104,944
BOFA	45,925,087	(1,462,147)	(44,462,940)	—	—
BZWS	45,576,612	(2,901,657)	(42,674,955)	—	—
CITI	96,734,248	(23,109,628)	—	(73,624,620)	—
DBAB	24,422,819	(7,698,169)	(16,724,650)	—	—
GSCO	68,848,377	(4,610,834)	—	(64,237,543)	—
HSBK	76,421,939	(1,291,125)	(62,045,224)	—	13,085,590
JPHQ	109,164,396	(36,046,309)	(73,118,087)	—	—
MSCO	6,790,526	(1,378,735)	—	(5,411,791)	—
SCNY	23,092,480	(413,018)	—	(22,679,462)	—
UBSW	17,041,045	(879,432)	(16,161,613)	—	—

Total	$514,479,409	$(79,791,054)	$(255,544,405)	$(165,953,416)	$13,190,534

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

9.  Other Derivative Information  (continued)

At June 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BOFA	1,462,147	(1,462,147)	—	—	—
BZWS	2,901,657	(2,901,657)	—	—	—
CITI	23,109,628	(23,109,628)	—	—	—
DBAB	7,698,169	(7,698,169)	—	—	—
GSCO	4,610,834	(4,610,834)	—	—	—
HSBK	1,291,125	(1,291,125)	—	—	—
JPHQ	36,046,309	(36,046,309)	—	—	—
MSCO	1,378,735	(1,378,735)	—	—	—
SCNY	413,018	(413,018)	—	—	—
UBSW	879,432	(879,432)	—	—	—

Total	$79,791,054	$(79,791,054)	$ —	$ —	$ —

aAt June 30, 2018, the Fund received Canadian Government Bonds, United Kingdom Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See note 1(c) regarding derivative financial instruments.

See Abbreviations on page 40.

10.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

11.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities	$—	$19,728,647,128	$—	$19,728,647,128
Quasi-Sovereign and Corporate Bonds	—	434,544,308	—	434,544,308
Short Term Investments	12,140,761,327	2,216,865,450	—	14,357,626,777

Total Investments in Securities	$12,140,761,327	$22,380,056,886	$—	$34,520,818,213

Other Financial Instruments:
Forward Exchange Contracts	$—	$514,479,409	$—	$514,479,409
Swap Contracts.	—	371,118,945	—	371,118,945

Total Other Financial Instruments	$—	$885,598,354	$—	$885,598,354

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$79,791,054	$—	$79,791,054
Swap Contracts.	—	28,859,449	—	28,859,449

Total Other Financial Instruments	$—	$108,650,503	$—	$108,650,503

aFor detailed categories, see the accompanying Statement of Investments.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

franklintempleton.com	Semiannual Report	39

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Bond Fund  (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BNDP	BNP Paribas	ARS	Argentine Peso	BADLAR	Argentina Deposit Rates Badlar Private
BOFA	Bank of America Corp.	BRL	Brazilian Real		Banks ARS
BZWS	Barclays Bank PLC	COP	Colombian Peso	FHLB	Federal Home Loan Bank
CITI	Citigroup, Inc.	EUR	Euro	FRN	Floating Rate Note
DBAB	Deutsche Bank AG	GHS	Ghanaian Cedi	GDP	Gross Domestic Product
GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	LIBOR	London InterBank Offered Rate
HSBK	HSBC Bank PLC	INR	Indian Rupee	VRI	Value Recovery Instruments
JPHQ	JP Morgan Chase & Co.	KRW	South Korean Won
MSCO	Morgan Stanley	MXN	Mexican Peso
SCNY	Standard Chartered Bank	PEN	Peruvian Nuevo Sol
UBSW	UBS AG	PHP	Philippine Peso
		USD	United States Dollar

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TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton Global Bond Fund

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on January 12, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0287	$0.6604	$ —
Class C	$0.0287	$0.6056	$ —
Class R	$0.0287	$0.6328	$ —
Class R6	$0.0287	$0.7192	$ —
Advisor Class	$0.0287	$0.6988	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2019, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

franklintempleton.com	Semiannual Report	41

TEMPLETON INCOME TRUST

TEMPLETON GLOBAL BOND FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON INCOME TRUST

Templeton Global Bond Fund

(Fund)

At an in-person meeting held on May 18, 2018 (Meeting), the Board of Trustees (Board) of Templeton Income Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided

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TEMPLETON INCOME TRUST

TEMPLETON GLOBAL BOND FUND

SHAREHOLDER INFORMATION

by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international income funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was below the median of its Performance Universe, but for the five-and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting in particular the Fund’s income objective. In doing so, the Board noted management’s explanation that the Fund’s annualized total return for the one-and three-year periods was below the median of its Performance Universe and benchmark primarily due to underweighted currency positions. The Board also noted management’s further explanation that management has strong convictions for the Fund’s current positioning, highlighting that the Fund continues to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury returns.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and six other international income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

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TEMPLETON INCOME TRUST

TEMPLETON GLOBAL BOND FUND

SHAREHOLDER INFORMATION

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s decline in assets over the past three calendar years, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton Global Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	406 S 08/18

Semiannual Report and Shareholder Letter June 30, 2018 Templeton Global Total Return Fund A SERIES OF TEMPLETON INCOME TRUST Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended June 30, 2018, the global economy generally expanded amid price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. The European Central Bank did not change its benchmark interest rate during the period, but announced in June that it would begin reducing its monthly bond purchases in October 2018, while keeping interest rates unchanged through the summer of 2019. The US Federal Reserve raised the federal funds rate range by 0.25% in March and June 2018, after a 0.25% increase in December 2017, shortly before the period, and continued reducing its balance sheet. Global markets were pressured by Korean peninsula tensions, worries that central banks could raise interest rates due to strong economic growth and rising inflation, US trade conflicts with China and other allies, and concerns about consumer data privacy. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, declined 0.94% in US dollar terms but rose 0.09% in local currency terms. The US dollar appreciated against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than

60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Total Return Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer – Investment

Management

Templeton Income Trust

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Global Total Return Fund

This semiannual report for Templeton Global Total Return Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government agencies and government-related or corporate issuers worldwide (collectively, “bonds”). Bonds may be denominated and issued in the local currency or in another currency. Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the six months under review, the Fund’s Class A shares had a -1.73% cumulative total return. In comparison, the global fixed income market, as measured by the Fund’s benchmark, the Bloomberg Barclays Multiverse Index, had a -1.58% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The six-month period began with sharply rising yields in the US and Europe as reflation sentiments appeared to return to markets. Deregulation efforts and tax cuts were anticipated to add stimulus to an already strong US economy. The 10-year US Treasury yield rose 45 basis points (bps), finishing February at 2.86%. In Europe, the 10-year German bund yield rose 27 bps during January, reaching its peak yield for the period at 0.70%

Portfolio Composition*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

***Includes U.S. and foreign government and agency securities, money market funds and other net assets (including derivatives).

on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (ECB) later in the year, but those expectations would diminish by the end of the period. Overall, the US dollar was broadly weaker against the euro and global currencies during the opening months of the period, but that trend would sharply reverse in April.

In February, Jerome Powell took over as US Federal Reserve (Fed) Chairman, replacing Janet Yellen. The Fed continued to unwind its balance sheet throughout the period, and raised the federal funds target rate 25 basis points twice; once in March and again in June. In Japan, Haruhiko Kuroda was reappointed to a second five-year term as Bank of Japan (BOJ) Governor, effectively extending the BOJ’s current monetary accommodation indefinitely.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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TEMPLETON GLOBAL TOTAL RETURN FUND

By March, the rising yield trends in the US and Europe stalled and moderately reversed. Protectionist trade activity from the US in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high yield credit tiers in the US and Europe during the month, ultimately widening even further by the end of June.

Geographic Composition

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

In April, US Treasury yields rose sharply and the US dollar strengthened broadly as reflation sentiments appeared to again return to financial markets. The 10-year US Treasury yield rose above 3.00% for the first time in more than four years, ultimately reaching 3.11% on May 17, its highest level since 2011. However, risk aversion returned to global bond markets in the second half of May, as political issues in Italy raised concerns over the euro and Italian debt ratios. Consequently, yields in Italy, Spain, and much of peripheral Europe rose sharply, while yields in Germany, France, and the US declined as investors shifted to what they perceived as less risky investments. Several Latin American countries also saw rising yields and depreciations of their exchange rates during May, as upcoming elections in Mexico and Brazil, as well as policy concerns in Argentina appeared to increase regional volatility.

In the second half of June, a return of tariff threats from the US brought back risk aversion, driving the 10-year US Treasury yield back to where it began the month at 2.86%. Overall, the 10-year US Treasury yield finished the period 45 bps higher. In Europe, ECB president Mario Draghi provided updated guidance on the ECB’s monetary policy timeline at its June 14 meeting: The net asset purchase program will be reduced to €15 billion per month for October, November and December, and conclude at the end 2018. Draghi also indicated that rates would likely remain unchanged until at least the summer of 2019. The 10-year German bund correspondingly finished June four bps lower for the month at 0.30%, finishing the six-month period 13 bps lower than where it started.

On the whole, duration exposures in the US and in several parts of the world faced headwinds from rising rates during the period, with the exception of core European countries, which began the period with rising yields, but finished with sharply declining yields. Additionally, the US dollar started the period weaker before significantly strengthening against global currencies over the final three months. Avoiding US Treasury duration proved important to performance during the period, as did long exposure to the US dollar.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest and currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe offer positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. We continued to prefer local-currency positions in specific countries that we believed to have resilient economies and relatively higher, maintainable rate differentials. During the period, we held notable local-currency duration exposures in Brazil, Argentina, Colombia, Indonesia and India, and notable currency exposure to the Mexican peso. We also continued to hold net-negative positions in the euro and Japanese yen as

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hedges against a broadly strengthening US dollar and as directional views on the currencies. We also held net-negative positioning in the Australian dollar based on the Reserve Bank of Australia’s continued rate accommodation, and as a partial hedge against potential economic risks in China as well as broad-based beta risks across emerging markets. In credit markets, we continued to see areas of value in specific sovereign credits, but we largely preferred the risk-adjusted returns in specific areas of the local-currency bond markets over the more fully valued credit markets. Overall, the strategy was positioned for depreciation of the euro and yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies and overall credit exposures had a largely neutral effect on absolute results. Among currencies, positions in Latin America and Asia ex-Japan largely detracted from absolute performance (the Argentine peso, Brazilian real and Indian rupee detracted, while the Mexican peso contributed). The Fund’s net-negative position in the euro contributed to absolute results, while its net-negative position in the Japanese yen had a largely neutral effect. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Asia ex-Japan (Indonesia) and Latin America (Argentina) detracted from absolute performance.

During the period, currency positions detracted from the Fund’s relative performance. Interest-rate strategies and overall credit exposures had largely neutral effects on relative results. Among currencies, overweighted positions in Latin America and Asia ex-Japan detracted from relative performance (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). The Fund’s underweighted position in the euro contributed to relative results, while its underweighted position in the Japanese yen had a largely neutral effect. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Underweighted duration exposure to US Treasuries contributed to relative performance, while select overweighted duration exposures in Asia ex-Japan (Indonesia) and Latin America (Argentina) detracted.

Currency Composition*

6/30/18

	% of Total Net Assets

Americas	155.4%

U.S. Dollar	112.6%

Mexican Peso	22.5%

Brazilian Real	11.9%

Colombian Peso	4.3%

Argentine Peso	4.1%

Middle East & Africa	6.4%

Ghanaian Cedi	4.2%

Egyptian Pound	2.2%

South Africa Rand	0.0%	**

Asia Pacific	-22.7%

Indian Rupee	12.1%

Indonesian Rupiah	9.9%

Philippine Peso	2.4%

Australian Dollar	-9.3%

Japanese Yen	-37.8%

South Korean Won	0.0%	**

Europe	-39.1%

Swiss Franc	0.0%	**

British Pound Sterling	0.0%	**

Deutsche Mark	0.0%	**

Euro	-39.1%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

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TEMPLETON GLOBAL TOTAL RETURN FUND

Thank you for your continued participation in Templeton Global Total Return Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL TOTAL RETURN FUND

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
6-Month	-1.73%	-5.88%

1-Year	-2.22%	-6.40%

5-Year	+9.23%	+0.90%

Since Inception (9/30/08)	+91.79%	+6.44%

Advisor
6-Month	-1.52%	-1.52%

1-Year	-1.97%	-1.97%

5-Year	+10.60%	+2.03%

Since Inception (9/30/08)	+96.62%	+7.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON GLOBAL TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (1/1/18–6/30/18)

Share Class	Net Investment Income

A	$0.2565

C	$0.2327

R	$0.2419

R6	$0.2789

Advisor	$0.2716

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver

A	1.07%	1.12%

Advisor	0.82%	0.87%

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON  GLOBAL  TOTAL  RETURN  FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$982.70	$5.01	$1,019.74	$5.11	1.02%
C	$1,000	$981.50	$6.98	$1,017.75	$7.10	1.42%
R	$1,000	$982.30	$6.19	$1,018.55	$6.31	1.26%
R6	$1,000	$984.50	$3.20	$1,021.57	$3.26	0.65%
Advisor	$1,000	$984.80	$3.79	$1,020.98	$3.86	0.77%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	9

TEMPLETON  INCOME  TRUST

Financial Highlights

Templeton Global Total Return Fund

	Six Months Ended June 30, 2018 (unaudited)		Year Ended December 31,			Year Ended August 31,
			2017		2016[a]	2016		2015		2014		2013

Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.04		$12.09		$11.38	$11.63		$13.59		$12.95		$13.15

Income from investment operations[b]:
Net investment income[c]	0.32		0.63		0.21	0.58		0.51		0.49		0.52
Net realized and unrealized gains (losses)	(0.52)		(0.28)		0.60	(0.47)		(1.48)		0.74		0.17

Total from investment operations	(0.20)		0.35		0.81	0.11		(0.97)		1.23		0.69

Less distributions from:
Net investment income and net foreign currency gains	(0.26)		(0.16)		—	(0.13)		(0.96)		(0.59)		(0.86)
Net realized gains	—		—		—	—		(0.03)		—		(0.03)
Tax return of capital	—		(0.24)		(0.10)	(0.23)		—		—		—

Total distributions	(0.26)		(0.40)		(0.10)	(0.36)		(0.99)		(0.59)		(0.89)

Net asset value, end of period	$11.58		$12.04		$12.09	$11.38		$11.63		$13.59		$12.95

Total return[d]	(1.73)%		2.83%		7.08%	1.08%		(7.40)%		9.56%		5.27%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.10%		1.07%		1.10%	1.07%		1.04%		1.03%		1.01%
Expenses net of waiver and payments by affiliates	1.02%		1.02%		1.09%	1.06%		1.02%		1.01%		1.00%
Expenses net of waiver and payments by affiliates and expense reduction	1.02%	[f]	1.02%	[f]	1.07%	1.06%	[f]	1.02%	[f]	1.01%	[f]	1.00%[f]
Net investment income	5.36%		5.15%		5.22%	5.14%		4.05%		3.66%		3.76%
Supplemental data
Net assets, end of period (000’s)	$856,045		$921,181		$1,197,319	$1,227,550		$1,632,114		$2,115,198		$1,875,526
Portfolio turnover rate	13.85%		41.66%		17.10%	44.16%		32.07%		28.85%		25.45%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON  INCOME  TRUST

FINANCIAL  HIGHLIGHTS

Templeton Global Total Return Fund  (continued)

	Six Months Ended June 30, 2018		Year Ended December 31,			Year Ended August 31,
	(unaudited)		2017		2016[a]	2016		2015		2014		2013
Class C

Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.02		$12.07		$11.38	$11.61		$13.58		$12.94		$13.13

Income from investment operations[b]:
Net investment income[c]	0.30		0.58		0.19	0.54		0.46		0.44		0.46
Net realized and unrealized gains (losses)	(0.52)		(0.28)		0.59	(0.46)		(1.49)		0.73		0.19

Total from investment operations	(0.22)		0.30		0.78	0.08		(1.03)		1.17		0.65

Less distributions from:
Net investment income and net foreign currency gains	(0.23)		(0.14)		—	(0.12)		(0.91)		(0.53)		(0.81)
Net realized gains	—		—		—	—		(0.03)		—		(0.03)
Tax return of capital	—		(0.21)		(0.09)	(0.19)		—		—		—

Total distributions	(0.23)		(0.35)		(0.09)	(0.31)		(0.94)		(0.53)		(0.84)

Net asset value, end of period	$11.57		$12.02		$12.07	$11.38		$11.61		$13.58		$12.94

Total return[d]	(1.85)%		2.43%		6.85%	0.76%		(7.85)%		9.22%		4.78%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.50%		1.47%		1.50%	1.47%		1.44%		1.43%		1.41%
Expenses net of waiver and payments by affiliates	1.42%		1.42%		1.49%	1.46%		1.42%		1.41%		1.40%
Expenses net of waiver and payments by affiliates and expense reduction	1.42%	[f]	1.42%	[f]	1.47%	1.46%	[f]	1.42%	[f]	1.41%	[f]	1.40%	[f]
Net investment income	4.96%		4.75%		4.82%	4.74%		3.65%		3.26%		3.36%
Supplemental data
Net assets, end of period (000’s)	$351,771		$398,445		$481,915	$517,428		$708,010		$904,521		$809,479
Portfolio turnover rate	13.85%		41.66%		17.10%	44.16%		32.07%		28.85%		25.45%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. |	Semiannual Report	11

TEMPLETON  INCOME  TRUST

FINANCIAL  HIGHLIGHTS

Templeton Global Total Return Fund  (continued)

	Six Months Ended June 30, 2018	Year Ended December 31,		Year Ended August 31,
	(unaudited)	2017	2016[a]	2016	2015	2014	2013

Class R
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.04	$12.09	$11.40	$11.63	$13.60	$12.96	$13.15

Income from investment operations[b]:
Net investment income[c]	0.31	0.60	0.19	0.56	0.48	0.46	0.50
Net realized and unrealized gains (losses)	(0.52)	(0.28)	0.59	(0.46)	(1.49)	0.73	0.17

Total from investment operations	(0.21)	0.32	0.78	0.10	(1.01)	1.19	0.67

Less distributions from:
Net investment income and net foreign currency gains	(0.24)	(0.15)	—	(0.12)	(0.93)	(0.55)	(0.83)
Net realized gains	—	—	—	—	(0.03)	—	(0.03)
Tax return of capital	—	(0.22)	(0.09)	(0.21)	—	—	—

Total distributions	(0.24)	(0.37)	(0.09)	(0.33)	(0.96)	(0.55)	(0.86)

Net asset value, end of period	$11.59	$12.04	$12.09	$11.40	$11.63	$13.60	$12.96

Total return[d]	(1.77)%	2.58%	6.89%	0.91%	(7.70)%	9.36%	4.93%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.34%	1.32%	1.35%	1.32%	1.29%	1.28%	1.26%
Expenses net of waiver and payments by affiliates	1.26%	1.27%	1.34%	1.31%	1.27%	1.26%	1.25%
Expenses net of waiver and payments by affiliates and expense reduction	1.26%[f]	1.27%[f]	1.32%	1.31%[f]	1.27%[f]	1.26%[f]	1.25%[f]
Net investment income	5.12%	4.90%	4.97%	4.89%	3.80%	3.41%	3.51%

Supplemental data
Net assets, end of period (000’s)	$7,408	$8,788	$9,782	$9,692	$9,809	$8,090	$7,450
Portfolio turnover rate	13.85%	41.66%	17.10%	44.16%	32.07%	28.85%	25.45%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON  INCOME  TRUST

FINANCIAL  HIGHLIGHTS

Templeton Global Total Return Fund  (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended August 31,
		2017	2016[a]	2016	2015	2014	2013[b]

Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.05	$12.10	$11.41	$11.64	$13.61	$12.97	$14.03

Income from investment operations[c]:
Net investment income[d]	0.34	0.68	0.22	0.64	0.56	0.54	0.15
Net realized and unrealized gains (losses)	(0.52)	(0.29)	0.59	(0.47)	(1.49)	0.74	(1.03)

Total from investment operations	(0.18)	0.39	0.81	0.17	(0.93)	1.28	(0.88)

Less distributions from:
Net investment income and net foreign currency gains	(0.28)	(0.17)	—	(0.15)	(1.01)	(0.64)	(0.18)
Net realized gains	—	—	—	—	(0.03)	—	—
Tax return of capital	—	(0.27)	(0.12)	(0.25)	—	—	—

Total distributions	(0.28)	(0.44)	(0.12)	(0.40)	(1.04)	(0.64)	(0.18)

Net asset value, end of period	$11.59	$12.05	$12.10	$11.41	$11.64	$13.61	$12.97

Total return[e]	(1.55)%	3.22%	7.21%	1.47%	(7.12)%	10.02%	(6.31)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	0.73%	0.69%	0.72%	0.69%	0.68%	0.68%	0.68%
Expenses net of waiver and payments by affiliates	0.65%	0.64%	0.71%	0.68%	0.66%	0.66%	0.67%
Expenses net of waiver and payments by affiliates and expense reduction	0.65%[g]	0.64%[g]	0.69%	0.68%[g]	0.66%[g]	0.66%[g]	0.67%[g]
Net investment income	5.73%	5.53%	5.60%	5.52%	4.41%	4.01%	4.09%

Supplemental data
Net assets, end of period (000’s)	$1,044,734	$1,058,884	$904,147	$882,402	$1,220,888	$1,038,236	$691,716
Portfolio turnover rate	13.85%	41.66%	17.10%	44.16%	32.07%	28.85%	25.45%

aFor the period September 1, 2016 to December 31, 2016.

bFor the period May 1, 2013 (effective date) to August 31, 2013.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. |	Semiannual Report	13

TEMPLETON  INCOME  TRUST

FINANCIAL  HIGHLIGHTS

Templeton Global Total Return Fund  (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended August 31,
		2017	2016[a]	2016	2015	2014	2013

Advisor Class
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$12.05	$12.10	$11.41	$11.64	$13.61	$12.97	$13.16

Income from investment operations[b]:
Net investment income[c]	0.34	0.66	0.21	0.61	0.55	0.53	0.55
Net realized and unrealized gains (losses)	(0.52)	(0.28)	0.59	(0.45)	(1.49)	0.73	0.19

Total from investment operations	(0.18)	0.38	0.80	0.16	(0.94)	1.26	0.74

Less distributions from:
Net investment income and net foreign currency gains	(0.27)	(0.17)	—	(0.14)	(1.00)	(0.62)	(0.90)
Net realized gains	—	—	—	—	(0.03)	—	(0.03)
Tax return of capital	—	(0.26)	(0.11)	(0.25)	—	—	—

Total distributions	(0.27)	(0.43)	(0.11)	(0.39)	(1.03)	(0.62)	(0.93)

Net asset value, end of period	$11.60	$12.05	$12.10	$11.41	$11.64	$13.61	$12.97

Total return[d]	(1.52)%	3.08%	7.06%	1.42%	(7.23)%	9.91%	5.45%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	0.85%	0.82%	0.85%	0.82%	0.79%	0.78%	0.76%
Expenses net of waiver and payments by affiliates	0.77%	0.77%	0.84%	0.81%	0.77%	0.76%	0.75%
Expenses net of waiver and payments by affiliates and expense reduction	0.77%[f]	0.77%[f]	0.82%	0.81%[f]	0.77%[f]	0.76%[f]	0.75%[f]
Net investment income	5.61%	5.40%	5.47%	5.39%	4.30%	3.91%	4.01%

Supplemental data
Net assets, end of period (000’s)	$2,997,653	$3,117,593	$2,729,232	$2,497,162	$3,857,408	$5,017,585	$3,602,558
Portfolio turnover rate	13.85%	41.66%	17.10%	44.16%	32.07%	28.85%	25.45%
aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Statement of Investments, June 30, 2018 (unaudited)

Templeton Global Total Return Fund

	Shares/ Warrants			Value
Common Stocks and Other Equity Interests 0.0%†
South Africa 0.0%†
[a,b,c] Edcon Holdings Ltd., F wts., 2/20/49	22,026			$—
[a,b,c] Edcon Holdings Ltd., F1 wts., 2/20/49	394,125,656			—
[a,b,c] Edcon Holdings Ltd., F2 wts., 2/20/49	31,916,299			—
[a,b,c] K2016470219 South Africa Ltd., A	434,200,485			316,676
[a,b,c] K2016470219 South Africa Ltd., B	50,014,925			36,477

				353,153

Switzerland 0.0%†
[a,b] CEVA Logistics AG	29,666			667,923

Total Common Stocks and Other Equity Interests (Cost $10,369,720)				1,021,076

	Principal Amount*

Convertible Bonds (Cost $53,860,000) 1.0%
Canada 1.0%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	53,860,000			54,102,370

[d,e]Senior Floating Rate Interests (Cost $127,634) 0.0%†
United States 0.0%†
Navistar Inc., Tranche B Term Loan, 5.53%, (1-month USD LIBOR + 3.50%), 11/06/24	128,227			128,789

Foreign Government and Agency Securities 57.1%
Argentina 3.3%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	115,050,000		ARS	3,814,625
18.20%, 10/03/21	1,505,307,000		ARS	45,106,924
16.00%, 10/17/23	1,462,549,400		ARS	45,429,185
senior note, 15.50%, 10/17/26	2,527,300,600		ARS	79,031,088
Government of Argentina,
3.75%, 2/08/19	57,489,000		ARS	2,130,402
[d] FRN, 27.947%, (ARS Badlar + 2.00%), 4/03/22	9,178,000		ARS	289,751

				175,801,975

Bosnia and Herzegovina 0.0%†
[d,f] Government of Bosnia & Herzegovina, senior bond, B, Reg S, FRN, 0.50%, (6-month EUR LIBOR + 0.813%), 12/20/21	102,083		DEM	55,493

Brazil 11.2%
Letra Tesouro Nacional,
Strip, 1/01/19	29,950	[g]	BRL	7,481,023
Strip, 7/01/19	471,390	[g]	BRL	113,169,486
Strip, 7/01/20	128,850	[g]	BRL	28,134,405
Strip, 7/01/21	510	[g]	BRL	99,948
Nota Do Tesouro Nacional,
10.00%, 1/01/21	207,870	[g]	BRL	54,512,102
10.00%, 1/01/23	373,872	[g]	BRL	94,620,678
10.00%, 1/01/25	669,104	[g]	BRL	163,590,053
10.00%, 1/01/27	40,960	[g]	BRL	9,758,028
[h] Index Linked, 6.00%, 5/15/19	17,935	[g]	BRL	14,767,408
[h] Index Linked, 6.00%, 8/15/22	19,212	[g]	BRL	15,770,098
[h] Index Linked, 6.00%, 5/15/23	105,138	[g]	BRL	85,942,019

				587,845,248

franklintempleton.com	Semiannual Report	15

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Colombia 4.3%
Government of Colombia,
senior bond, 7.75%, 4/14/21	12,635,000,000	COP	$4,524,985
senior bond, 4.375%, 3/21/23	1,916,000,000	COP	624,290
senior bond, 9.85%, 6/28/27	3,053,000,000	COP	1,316,059
Titulos de Tesoreria,
B, 5.00%, 11/21/18	6,334,000,000	COP	2,167,354
B, 7.75%, 9/18/30	179,020,000,000	COP	65,795,847
B, 7.00%, 6/30/32	11,774,000,000	COP	4,006,728
senior bond, B, 11.25%, 10/24/18	27,187,000,000	COP	9,526,621
senior bond, B, 11.00%, 7/24/20	19,102,000,000	COP	7,236,445
senior bond, B, 7.00%, 5/04/22	30,519,000,000	COP	10,899,949
senior bond, B, 10.00%, 7/24/24	59,139,000,000	COP	24,010,511
senior bond, B, 7.50%, 8/26/26	176,576,000,000	COP	63,818,999
senior bond, B, 6.00%, 4/28/28	75,595,000,000	COP	24,800,489
senior note, B, 7.00%, 9/11/19	18,368,000,000	COP	6,420,294

			225,148,571

Ghana 4.0%
Ghana Treasury Note,
22.50%, 12/10/18	27,720,000	GHS	5,900,766
21.00%, 1/07/19	87,130,000	GHS	18,499,002
19.95%, 5/06/19	8,280,000	GHS	1,769,136
17.24%, 11/11/19	2,000,000	GHS	417,754
17.18%, 1/06/20	4,880,000	GHS	1,014,643
16.50%, 2/17/20	11,380,000	GHS	2,333,502
16.50%, 3/16/20	2,870,000	GHS	586,857
Government of Ghana,
19.04%, 9/24/18	43,190,000	GHS	9,055,985
24.50%, 10/22/18	71,467,000	GHS	15,234,530
24.50%, 4/22/19	23,280,000	GHS	5,136,688
24.50%, 5/27/19	13,490,000	GHS	2,989,824
21.00%, 3/23/20	3,716,000	GHS	809,446
24.75%, 3/01/21	990,000	GHS	235,503
24.50%, 6/21/21	50,930,000	GHS	12,198,391
24.75%, 7/19/21	45,750,000	GHS	11,001,369
18.75%, 1/24/22	51,790,000	GHS	11,043,750
17.60%, 11/28/22	1,250,000	GHS	258,551
16.50%, 2/06/23	5,210,000	GHS	1,040,739
19.75%, 3/25/24	50,640,000	GHS	11,274,735
19.00%, 11/02/26	166,050,000	GHS	35,889,066
senior bond, 19.75%, 3/15/32	152,324,000	GHS	34,321,737
senior note, 21.50%, 3/09/20	380,000	GHS	83,266
senior note, 18.25%, 9/21/20	14,680,000	GHS	3,068,688
senior note, 24.00%, 11/23/20	94,380,000	GHS	21,954,440
senior note, 16.50%, 3/22/21	480,000	GHS	97,211
senior note, 18.25%, 7/25/22	22,820,000	GHS	4,812,126

			211,027,705

16	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
India 10.6%
Government of India,
senior bond, 8.20%, 2/15/22	1,582,000,000		INR	$23,281,928
senior bond, 8.35%, 5/14/22	527,100,000		INR	7,811,797
senior bond, 8.08%, 8/02/22	3,850,000,000		INR	56,563,395
senior bond, 8.13%, 9/21/22	805,000,000		INR	11,843,942
senior bond, 9.15%, 11/14/24	2,349,000,000		INR	36,084,565
senior note, 8.27%, 6/09/20	878,000,000		INR	12,982,370
senior note, 7.80%, 4/11/21	4,542,700,000		INR	66,440,139
senior note, 8.79%, 11/08/21	2,781,000,000		INR	41,767,403
senior note, 8.15%, 6/11/22	4,125,000,000		INR	60,597,612
senior note, 6.84%, 12/19/22	631,000,000		INR	8,842,848
senior note, 7.16%, 5/20/23	2,481,400,000		INR	35,033,374
senior note, 8.83%, 11/25/23	2,786,900,000		INR	42,125,097
senior note, 7.68%, 12/15/23	7,744,000,000		INR	111,483,171
senior note, 6.79%, 5/15/27	3,180,500,000		INR	42,834,311

				557,691,952

Indonesia 7.3%
Government of Indonesia,
senior bond, FR34, 12.80%, 6/15/21	34,970,000,000		IDR	2,775,149
senior bond, FR35, 12.90%, 6/15/22	95,624,000,000		IDR	7,834,092
senior bond, FR36, 11.50%, 9/15/19	33,165,000,000		IDR	2,445,368
senior bond, FR39, 11.75%, 8/15/23	20,613,000,000		IDR	1,675,724
senior bond, FR40, 11.00%, 9/15/25	110,250,000,000		IDR	8,960,028
senior bond, FR42, 10.25%, 7/15/27	21,121,000,000		IDR	1,677,299
senior bond, FR43, 10.25%, 7/15/22	3,593,000,000		IDR	272,559
senior bond, FR44, 10.00%, 9/15/24	15,790,000,000		IDR	1,214,827
senior bond, FR46, 9.50%, 7/15/23	651,100,000,000		IDR	49,325,513
senior bond, FR47, 10.00%, 2/15/28	33,169,000,000		IDR	2,603,757
senior bond, FR48, 9.00%, 9/15/18	23,719,000,000		IDR	1,671,917
senior bond, FR52, 10.50%, 8/15/30	27,140,000,000		IDR	2,223,284
senior bond, FR53, 8.25%, 7/15/21	1,074,263,000,000		IDR	76,221,645
senior bond, FR56, 8.375%, 9/15/26	624,244,000,000		IDR	44,635,194
senior bond, FR59, 7.00%, 5/15/27	455,512,000,000		IDR	30,054,909
senior bond, FR61, 7.00%, 5/15/22	167,591,000,000		IDR	11,443,080
senior bond, FR63, 5.625%, 5/15/23	120,764,000,000		IDR	7,866,941
senior bond, FR64, 6.125%, 5/15/28	18,838,000,000		IDR	1,177,211
senior bond, FR70, 8.375%, 3/15/24	1,022,875,000,000		IDR	73,071,633
senior bond, FR71, 9.00%, 3/15/29	624,606,000,000		IDR	46,474,934
senior bond, FR73, 8.75%, 5/15/31	122,117,000,000		IDR	8,878,407

				382,503,471

Kenya 0.4%
[i]Government of Kenya, senior note, 144A, 6.875%, 6/24/24	19,534,000			19,331,335

Mexico 10.9%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	9,077,230	[j]	MXN	45,982,420
senior bond, M, 6.50%, 6/10/21	34,131,210	[j]	MXN	166,504,189
senior note, M, 5.00%, 12/11/19	34,266,500	[j]	MXN	166,058,959
senior note, M 10, 8.50%, 12/13/18	37,301,100	[j]	MXN	188,710,589

franklintempleton.com	Semiannual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Mexico (continued)
[k] Mexican Udibonos,
Index Linked, 4.00%, 6/13/19	651,929	[l]	MXN	$3,290,779
Index Linked, 2.50%, 12/10/20	513,991	[l]	MXN	2,512,257

				573,059,193

Philippines 2.0%
Government of the Philippines,
senior note, 3.375%, 8/20/20	215,350,000		PHP	3,941,013
senior note, 7-51, 5.00%, 8/18/18	441,600,000		PHP	8,284,130
senior note, 7-56, 3.875%, 11/22/19	4,951,340,000		PHP	92,064,398

				104,289,541

South Korea 2.4%
Korea Monetary Stabilization Bond, senior note, 2.06%, 12/02/19	117,660,000,000		KRW	105,609,922
Korea Treasury Bond, senior note, 1.25%, 12/10/19	24,100,000,000		KRW	21,386,622

				126,996,544

Ukraine 0.7%
[a,i,m] Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	60,200,000			38,082,821

Total Foreign Government and Agency Securities (Cost $3,331,186,443)				3,001,833,849

Quasi-Sovereign and Corporate Bonds 0.0%†
South Africa 0.0%†
[b,c,n] K2016470219 South Africa Ltd.,
senior secured note, 144A, PIK, 3.00%, 12/31/22	33,402,528			208,766
senior secured note, 144A, PIK, 8.00%, 12/31/22	10,616,112		EUR	248,067
[c,n] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	7,477,818			747,782

Total Quasi-Sovereign and Corporate Bonds (Cost $42,578,240)				1,204,615

	Shares

Escrows and Litigation Trusts (Cost $—) 0.0%
United States 0.0%
[a,b] NewPage Corp., Litigation Trust	2,500,000			—

Total Investments before Short Term Investments (Cost $3,438,122,037)				3,058,290,699

	Principal Amount*

Short Term Investments 37.1%

Foreign Government and Agency Securities 8.5%
Argentina 0.7%
[o] Argentina Treasury Bill, 9/14/18 - 10/12/18	45,251,000		ARS	1,622,055
Letras del Banco Central de la Republica Argentina, Strip, 7/18/18 - 11/21/18	1,113,326,000		ARS	35,581,444

				37,203,499

18	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

	Principal Amount*			Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Egypt 2.2%
[o] Egypt Treasury Bill, 7/10/18 - 10/30/18	2,149,200,000		EGP	$116,192,731

Mexico 3.1%
[o] Mexico Treasury Bill, 8/16/18 - 5/23/19	334,324,320	[p]	MXN	161,148,222

Philippines 0.4%
[o] Philippine Treasury Bill, 8/29/18 - 12/12/18	1,124,580,000		PHP	20,893,776

South Korea 2.1%
Korea Monetary Stabilization Bond,
senior note, 1.33%, 10/02/18	46,780,000,000		KRW	41,979,956
senior note, 1.61%, 10/08/18	79,100,000,000		KRW	70,909,527

				112,889,483

Total Foreign Government and Agency Securities (Cost $464,585,120)				448,327,711

U.S. Government and Agency Securities 6.3%
United States 6.3%
[o] U.S. Treasury Bill,
9/13/18	56,008,000			55,795,904
9/20/18	60,670,000			60,417,546
1/31/19	62,329,000			61,572,079
2/28/19	91,853,000			90,540,947
U.S. Treasury Note,
1.50%, 8/31/18	30,335,000			30,314,827
2.75%, 2/15/19	29,405,000			29,497,465

Total U.S. Government and Agency Securities (Cost $328,241,931)				328,138,768

Total Investments before Money Market Funds (Cost $4,230,949,088)				3,834,757,178

	Shares

Money Market Funds (Cost $1,173,012,878) 22.3%
United States 22.3%
[q,r] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	1,173,012,878			1,173,012,878

Total Investments (Cost $5,403,961,966) 95.2%				5,007,770,056
Other Assets, less Liabilities 4.8%				249,840,833

Net Assets 100.0%				$5,257,610,889

franklintempleton.com	Semiannual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dThe coupon rate shown represents the rate at period end.

eSee Note 1(e) regarding senior floating rate interests.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

gPrincipal amount is stated in 1,000 Brazilian Real Units.

hRedemption price at maturity and coupon payment is adjusted for inflation. See Note 1(g).

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2018, the aggregate value of these securities was $57,414,156, representing 1.1% of net assets.

jPrincipal amount is stated in 100 Mexican Peso Units.

kPrincipal amount of security is adjusted for inflation. See Note 1(g).

lPrincipal amount is stated in 100 Unidad de Inversion Units.

mThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

nIncome may be received in additional securities and/or cash.

oThe security was issued on a discount basis with no stated coupon rate.

pPrincipal amount is stated in 10 Mexican Peso Units.

qSee Note 3(f) regarding investments in affiliated management investment companies.

rThe rate shown is the annualized seven-day effective yield at period end.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Japanese Yen	MSCO	Buy	1,074,900,000	9,748,953		7/03/18	$—	$(35,817)
Japanese Yen	MSCO	Sell	1,074,900,000	9,706,739		7/03/18	—	(6,397)
Brazilian Real	CITI	Buy	53,617,000	12,782,692	EUR	7/05/18	—	(1,115,547)
Brazilian Real	CITI	Sell	53,617,000	12,057,435	EUR	7/05/18	267,813	—
Euro	DBAB	Sell	30,383,715	35,561,100		7/05/18	46,391	—
Japanese Yen	DBAB	Buy	2,461,820,000	22,323,358		7/05/18	—	(74,518)
Japanese Yen	DBAB	Sell	2,461,820,000	22,734,845		7/05/18	486,005	—
Euro	BOFA	Sell	12,512,633	15,330,856		7/09/18	700,809	—
Euro	GSCO	Sell	8,776,716	10,834,856		7/09/18	572,925	—
Euro	UBSW	Sell	28,979,798	35,762,519		7/09/18	1,878,697	—
Euro	JPHQ	Sell	15,347,745	18,964,902		7/10/18	1,018,638	—
Indian Rupee	JPHQ	Buy	206,289,980	2,550,808	EUR	7/10/18	25,806	—
South Korean Won	HSBK	Sell	11,762,276,000	11,138,519		7/10/18	590,055	—
Indian Rupee	JPHQ	Buy	338,647,720	4,181,404	EUR	7/11/18	48,333	—
Japanese Yen	BZWS	Sell	2,532,491,700	23,801,949		7/11/18	904,964	—
Japanese Yen	DBAB	Sell	95,091,000	854,060		7/11/18	—	(5,685)
Australian Dollar	JPHQ	Sell	66,563,262	50,902,923		7/12/18	1,633,760	—
Euro	DBAB	Sell	13,069,770	16,257,552		7/12/18	972,664	—
Japanese Yen	CITI	Sell	83,690,000	758,666		7/12/18	1,949	—
Mexican Peso	CITI	Buy	387,700,000	16,089,321	EUR	7/12/18	669,338	—
Euro	BOFA	Sell	1,737,194	2,164,405		7/13/18	132,632	—
Euro	GSCO	Sell	11,097,345	13,820,745		7/13/18	841,607	—

20	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Indonesian Rupiah	JPHQ	Buy	1,055,830,000,000	98,427,333	AUD	7/13/18	$764,999	$—
Japanese Yen	CITI	Sell	271,000,000	2,550,168		7/13/18	99,642	—
Japanese Yen	DBAB	Sell	2,999,000,000	28,231,196		7/13/18	1,112,646	—
Mexican Peso	CITI	Buy	678,625,900	30,769,433	EUR	7/13/18	—	(1,885,269)
Australian Dollar	JPHQ	Sell	12,245,500	9,321,764		7/16/18	257,689	—
Euro	JPHQ	Sell	101,548,880	120,077,661		7/16/18	1,282,379	—
Japanese Yen	BZWS	Sell	8,836,050,000	80,139,763		7/17/18	217,518	—
Japanese Yen	HSBK	Sell	495,720,000	4,498,367		7/17/18	14,570	—
Australian Dollar	JPHQ	Sell	14,280,000	10,802,292		7/18/18	232,208	—
Euro	GSCO	Sell	8,064,735	10,058,338		7/18/18	622,531	—
Mexican Peso	JPHQ	Buy	138,330,710	6,377,479	EUR	7/18/18	—	(516,021)
Euro	MSCO	Sell	5,229,000	6,105,014		7/19/18	—	(13,416)
Mexican Peso	CITI	Buy	387,026,670	16,257,632	EUR	7/19/18	406,763	—
Japanese Yen	JPHQ	Sell	5,235,455,000	49,122,994		7/20/18	1,758,424	—
Euro	MSCO	Sell	2,614,500	3,097,856		7/23/18	37,726	—
Euro	MSCO	Sell	2,614,500	3,034,676		7/23/18	—	(25,453)
Euro	SCNY	Sell	4,214,000	4,915,884		7/23/18	—	(16,373)
Japanese Yen	JPHQ	Sell	1,950,353,000	17,745,778		7/23/18	97,511	—
South Korean Won	HSBK	Sell	54,232,000,000	51,261,402		7/24/18	2,607,564	—
Euro	DBAB	Sell	7,802,951	9,063,322		7/25/18	—	(70,971)
Euro	BOFA	Sell	23,608,257	27,613,633		7/30/18	—	(33,139)
Euro	MSCO	Sell	9,521,000	11,198,362		7/30/18	48,665	—
Japanese Yen	DBAB	Sell	174,474,569	1,623,495		7/30/18	43,951	—
Japanese Yen	JPHQ	Sell	1,484,000,000	13,794,578		7/30/18	359,705	—
Euro	BZWS	Sell	10,073,051	12,361,145		7/31/18	564,021	—
Euro	GSCO	Sell	12,277,741	14,986,579		7/31/18	607,418	—
Euro	MSCO	Sell	9,521,000	11,064,449		7/31/18	—	(86,136)
Euro	SCNY	Sell	1,131,282	1,380,565		7/31/18	55,657	—
Japanese Yen	BZWS	Sell	209,770,000	1,948,675		7/31/18	49,459	—
Japanese Yen	GSCO	Sell	183,530,000	1,689,776		7/31/18	28,132	—
Euro	JPHQ	Sell	2,285,000	2,781,473		8/02/18	104,954	—
Indian Rupee	HSBK	Buy	854,165,525	10,278,099	EUR	8/02/18	376,446	—
Japanese Yen	DBAB	Sell	1,237,175,669	11,238,908		8/02/18	36,141	—
Euro	GSCO	Sell	5,717,100	6,951,422		8/03/18	254,201	—
Euro	CITI	Sell	303,457	365,565		8/06/18	10,000	—
Japanese Yen	MSCO	Sell	1,074,900,000	9,771,108		8/06/18	34,946	—
Japanese Yen	BZWS	Sell	619,000,000	5,736,448		8/08/18	128,897	—
Japanese Yen	CITI	Sell	2,741,651,200	25,407,303		8/08/18	570,551	—
Japanese Yen	JPHQ	Sell	4,453,400,000	41,140,524		8/08/18	796,956	—
Japanese Yen	SCNY	Sell	4,454,700,000	41,246,077		8/08/18	890,732	—
Australian Dollar	CITI	Sell	13,912,200	10,438,463		8/09/18	139,898	—
Euro	CITI	Sell	1,043,697	1,253,062		8/09/18	29,853	—
Euro	DBAB	Sell	677,000	811,946		8/09/18	18,505	—
Euro	JPHQ	Sell	11,202,250	13,439,115		8/09/18	310,115	—
Japanese Yen	BZWS	Sell	4,455,270,000	41,183,860		8/09/18	820,430	—
Japanese Yen	CITI	Sell	826,558,767	7,634,316		8/09/18	145,938	—
Euro	JPHQ	Sell	17,420,515	20,809,328		8/10/18	390,915	—
Australian Dollar	JPHQ	Sell	66,518,369	50,878,903		8/13/18	1,637,865	—
Euro	UBSW	Sell	1,080,000	1,292,479		8/13/18	26,319	—

franklintempleton.com	Semiannual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	CITI	Sell	2,788,087,124	25,566,066		8/13/18	$299,501	$—
Japanese Yen	CITI	Sell	2,755,224,124	24,671,808		8/14/18	—	(298,751)
Australian Dollar	JPHQ	Sell	12,245,500	9,265,925		8/15/18	200,994	—
Euro	DBAB	Sell	13,698,285	16,471,160		8/15/18	409,137	—
Japanese Yen	HSBK	Sell	85,634,000	788,454		8/15/18	12,298	—
Japanese Yen	JPHQ	Sell	2,843,509,000	26,724,332		8/15/18	951,782	—
Euro	BOFA	Sell	6,976,140	8,407,225		8/16/18	226,650	—
Euro	SCNY	Sell	1,757,000	2,118,116		8/16/18	57,769	—
Japanese Yen	CITI	Sell	309,271,000	2,841,702		8/16/18	38,377	—
Japanese Yen	DBAB	Sell	2,783,555,000	25,572,628		8/16/18	341,652	—
Japanese Yen	SCNY	Sell	206,868,600	1,900,510		8/16/18	25,391	—
Euro	JPHQ	Sell	8,837,922	10,538,250		8/17/18	173,628	—
South Korean Won	HSBK	Sell	60,173,000,000	56,231,193		8/17/18	2,203,323	—
Australian Dollar	JPHQ	Sell	14,276,000	10,800,793		8/20/18	232,608	—
Brazilian Real	HSBK	Buy	91,050,000	24,584,852		8/20/18	—	(1,197,861)
Euro	JPHQ	Sell	83,483,469	99,009,975		8/20/18	1,081,801	—
Japanese Yen	BOFA	Sell	1,123,710,625	10,262,197		8/20/18	73,595	—
Mexican Peso	MSCO	Buy	654,045,210	27,537,587	EUR	8/20/18	359,240	—
Euro	JPHQ	Sell	35,180,422	41,808,414		8/21/18	537,617	—
Euro	UBSW	Sell	82,327,765	97,905,001		8/21/18	1,324,795	—
Japanese Yen	BNDP	Sell	5,282,022,900	47,961,142		8/21/18	65,953	—
Japanese Yen	CITI	Sell	845,744,500	7,683,941		8/21/18	15,081	—
Japanese Yen	DBAB	Sell	134,994,000	1,226,772		8/21/18	2,703	—
Euro	BOFA	Sell	9,579,000	11,346,038		8/22/18	107,842	—
Euro	UBSW	Sell	341,006	404,000		8/22/18	3,928	—
Japanese Yen	BOFA	Sell	1,434,702,500	13,019,079		8/22/18	8,850	—
Japanese Yen	CITI	Sell	16,448,000	149,133		8/22/18	—	(22)
Euro	BNDP	Sell	4,802,000	5,693,107		8/23/18	58,895	—
Euro	UBSW	Sell	13,130,824	15,541,840		8/23/18	135,373	—
Euro	DBAB	Sell	15,547,058	18,435,002		8/24/18	192,099	—
Euro	JPHQ	Sell	23,929,363	28,419,708		8/24/18	341,017	—
Japanese Yen	BOFA	Sell	65,296,000	592,345		8/24/18	140	—
Japanese Yen	SCNY	Sell	90,565,000	821,843		8/24/18	458	—
Japanese Yen	DBAB	Sell	16,255,000	153,828		8/27/18	6,370	—
Japanese Yen	JPHQ	Sell	195,437,500	1,789,655		8/27/18	16,738	—
Euro	DBAB	Sell	6,636,369	7,837,353		8/29/18	47,162	—
Euro	GSCO	Sell	12,080,371	14,267,038		8/29/18	86,334	—
Euro	SCNY	Sell	1,153,718	1,361,745		8/29/18	7,438	—
Indian Rupee	CITI	Buy	85,545,000	1,043,677	EUR	8/29/18	13,496	—
Japanese Yen	BZWS	Sell	2,868,690,000	26,452,949		8/29/18	425,741	—
Japanese Yen	DBAB	Sell	66,294,000	611,393		8/29/18	9,918	—
Japanese Yen	HSBK	Sell	257,326,000	2,351,566		8/29/18	16,885	—
South Korean Won	HSBK	Sell	5,990,000,000	5,560,455		8/30/18	179,555	—
Euro	BZWS	Sell	10,073,051	11,879,754		8/31/18	53,558	—
Indian Rupee	DBAB	Buy	4,025,105,574	49,262,316	EUR	8/31/18	429,118	—
Euro	BOFA	Sell	1,034,213	1,211,787		9/04/18	—	(2,795)
Euro	GSCO	Sell	8,999,600	10,602,879		9/04/18	33,725	—
Japanese Yen	BOFA	Sell	3,288,665,160	30,394,318		9/04/18	543,563	—
Japanese Yen	CITI	Sell	8,236,852,000	76,046,753		9/04/18	1,281,998	—

22	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Sell	81,408,000	751,343		9/04/18	$12,414	$—
Euro	CITI	Sell	30,200,000	35,504,630		9/05/18	34,954	—
Japanese Yen	JPHQ	Sell	3,563,682,246	32,745,253		9/05/18	395,827	—
South Korean Won	HSBK	Sell	30,082,000,000	28,015,832		9/05/18	985,227	—
Euro	SCNY	Sell	4,966,194	5,848,349		9/06/18	15,144	—
Euro	UBSW	Sell	28,019,798	33,056,076		9/06/18	144,512	—
Japanese Yen	HSBK	Sell	284,000,000	2,604,788		9/06/18	26,580	—
Mexican Peso	JPHQ	Buy	1,531,000,000	62,996,338	EUR	9/06/18	2,256,357	—
Euro	BOFA	Sell	17,501,898	20,545,129		9/07/18	—	(13,870)
Euro	DBAB	Sell	30,383,715	35,725,173		9/07/18	34,259	—
Euro	GSCO	Sell	24,160,708	28,427,489		9/07/18	46,571	—
Euro	JPHQ	Sell	11,697,590	13,738,528		9/07/18	—	(2,310)
Japanese Yen	GSCO	Sell	11,008,384,000	105,416,019		9/07/18	5,472,392	—
Japanese Yen	BOFA	Sell	619,900,000	5,663,773		9/10/18	34,542	—
Japanese Yen	CITI	Sell	2,026,500,000	18,532,236		9/10/18	129,854	—
Euro	JPHQ	Sell	15,347,745	18,275,558		9/11/18	241,460	—
Japanese Yen	BNDP	Sell	91,664,560	838,688		9/11/18	6,233	—
Japanese Yen	CITI	Sell	4,387,300,000	40,145,491		9/11/18	302,059	—
Japanese Yen	HSBK	Sell	1,517,450,000	13,689,096		9/11/18	—	(91,684)
Japanese Yen	HSBK	Sell	1,517,450,000	13,913,582		9/11/18	132,802	—
Australian Dollar	JPHQ	Sell	66,518,369	50,889,546		9/12/18	1,644,252	—
Euro	DBAB	Sell	13,069,770	15,481,273		9/12/18	122,693	—
Japanese Yen	DBAB	Sell	1,148,800,000	10,570,482		9/12/18	136,843	—
Japanese Yen	HSBK	Sell	3,469,350,000	31,903,389		9/12/18	394,035	—
Australian Dollar	CITI	Sell	133,116,000	101,371,162		9/13/18	2,821,595	—
Japanese Yen	CITI	Sell	38,352,000	352,690		9/13/18	4,343	—
Mexican Peso	CITI	Buy	820,626,370	33,312,077	EUR	9/13/18	1,679,781	—
Australian Dollar	JPHQ	Sell	12,245,500	9,325,120		9/14/18	259,400	—
Euro	UBSW	Sell	7,424,000	8,819,749		9/14/18	94,303	—
Japanese Yen	JPHQ	Sell	2,417,114,000	22,059,193		9/14/18	103,231	—
Japanese Yen	SCNY	Sell	618,542,000	5,647,135		9/14/18	28,581	—
Euro	JPHQ	Sell	414,287	491,594		9/17/18	4,571	—
Australian Dollar	JPHQ	Sell	18,024,000	13,638,220		9/18/18	294,337	—
Euro	BOFA	Sell	70,410,833	83,287,566		9/18/18	508,163	—
Euro	GSCO	Sell	11,097,345	13,000,407		9/18/18	—	(46,330)
Japanese Yen	BOFA	Sell	1,123,710,625	10,223,637		9/18/18	13,354	—
Japanese Yen	GSCO	Sell	2,976,590,570	28,041,142		9/18/18	995,183	—
Japanese Yen	HSBK	Sell	2,845,000,000	27,146,947		9/18/18	1,296,649	—
Japanese Yen	JPHQ	Sell	1,355,500,000	12,355,526		9/18/18	39,154	—
Japanese Yen	MSCO	Sell	13,000,000	118,652		9/18/18	531	—
Japanese Yen	BZWS	Sell	12,032,497,776	109,462,968		9/19/18	124,985	—
Euro	GSCO	Sell	162,509,045	189,877,103		9/20/18	—	(1,208,042)
Euro	UBSW	Sell	82,327,765	96,199,993		9/20/18	—	(604,544)
Japanese Yen	CITI	Sell	14,794,651,513	134,803,203		9/20/18	355,929	—
Japanese Yen	BOFA	Sell	1,430,815,375	13,079,947		9/21/18	76,369	—
Japanese Yen	HSBK	Sell	1,435,854,500	13,136,340		9/21/18	86,966	—
Euro	DBAB	Sell	15,171,012	17,683,863		9/24/18	—	(160,340)
Euro	JPHQ	Sell	35,180,422	41,037,962		9/25/18	—	(344,558)
Japanese Yen	DBAB	Sell	7,443,020,000	67,992,593		9/25/18	328,783	—

franklintempleton.com	Semiannual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Sell	97,747,000	893,156		9/25/18	$4,547	$—
Japanese Yen	JPHQ	Sell	1,511,066,602	13,804,551		9/25/18	67,584	—
Australian Dollar	CITI	Sell	18,400,000	13,580,304		9/28/18	—	(42,437)
Euro	BOFA	Sell	23,608,257	27,738,049		9/28/18	—	(38,825)
Euro	DBAB	Sell	6,633,762	7,755,332		9/28/18	—	(49,783)
Euro	GSCO	Sell	12,080,371	14,110,235		9/28/18	—	(103,221)
Japanese Yen	BZWS	Sell	260,566,000	2,389,100		9/28/18	19,770	—
Japanese Yen	JPHQ	Sell	210,200,500	1,928,207		9/28/18	16,852	—
Mexican Peso	CITI	Buy	863,629,300	36,523,893	EUR	9/28/18	—	(100,821)
Brazilian Real	CITI	Buy	53,617,000	11,881,357	EUR	10/02/18	—	(284,295)
Japanese Yen	DBAB	Sell	1,224,644,331	11,173,966		10/02/18	34,522	—
Mexican Peso	CITI	Buy	909,046,900	38,251,500	EUR	10/03/18	65,683	—
Japanese Yen	SCNY	Sell	376,020,000	3,594,563		10/05/18	173,399	—
Australian Dollar	CITI	Sell	13,912,200	10,712,116		10/09/18	411,013	—
Japanese Yen	HSBK	Sell	6,005,600,000	56,834,883		10/11/18	2,166,251	—
Australian Dollar	JPHQ	Sell	12,245,500	9,269,599		10/15/18	202,112	—
Mexican Peso	DBAB	Buy	407,399,000	17,353,112	EUR	10/15/18	—	(277,923)
Mexican Peso	DBAB	Buy	407,399,000	17,508,982	EUR	10/18/18	—	(476,568)
South Korean Won	HSBK	Sell	21,782,000,000	20,494,919		10/18/18	884,481	—
Japanese Yen	BZWS	Sell	735,719,080	6,743,282		10/26/18	37,623	—
South Korean Won	CITI	Sell	2,182,000,000	2,040,683		11/15/18	73,821	—
South Korean Won	DBAB	Sell	28,680,000,000	26,863,994		11/19/18	1,007,249	—
Indonesian Rupiah	JPHQ	Buy	926,807,000,000	84,945,558	AUD	11/21/18	406,756	—
Mexican Peso	CITI	Buy	712,951,000	29,651,227	EUR	12/06/18	—	(89,504)
South Korean Won	DBAB	Sell	28,685,000,000	27,009,086		12/11/18	1,123,017	—
Japanese Yen	CITI	Sell	1,155,015,400	10,581,667		12/18/18	7,216	—
Japanese Yen	DBAB	Sell	7,430,160,000	68,253,018		12/18/18	228,070	—
Japanese Yen	HSBK	Sell	7,441,570,000	68,291,647		12/18/18	162,237	—
South Korean Won	CITI	Sell	22,784,500,000	21,195,870		12/20/18	626,486	—
Japanese Yen	BZWS	Sell	3,257,620,000	29,616,881		1/11/19	—	(265,558)
Japanese Yen	GSCO	Sell	1,641,201,000	14,915,941		1/11/19	—	(138,942)
Japanese Yen	JPHQ	Sell	6,037,750,000	54,857,966		1/11/19	—	(526,854)
Japanese Yen	JPHQ	Sell	3,767,300,000	34,625,919		1/16/19	54,402	—
Japanese Yen	SCNY	Sell	240,140,000	2,219,409		1/22/19	14,655	—
Japanese Yen	HSBK	Sell	126,059,100	1,167,938		1/23/19	10,483	—
Japanese Yen	BZWS	Sell	1,015,610,000	9,397,357		1/24/19	71,441	—
Japanese Yen	DBAB	Sell	2,079,900,000	19,178,600		1/24/19	79,759	—
Japanese Yen	CITI	Sell	2,765,977,000	25,680,330		1/25/19	279,514	—
Japanese Yen	HSBK	Sell	225,900,265	2,121,727		1/31/19	46,225	—
Mexican Peso	CITI	Buy	884,360,620	36,691,655	EUR	2/05/19	—	(637,095)
Japanese Yen	MSCO	Sell	460,900,000	4,284,692		2/06/19	48,061	—
Japanese Yen	SCNY	Sell	1,239,900,000	11,527,520		2/06/19	130,255	—
Japanese Yen	JPHQ	Sell	4,464,960,000	41,847,492		2/12/19	785,587	—
Japanese Yen	CITI	Sell	4,649,794,152	43,889,791		2/14/19	1,121,247	—

24	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	CITI	Sell	1,878,130,000	17,918,523	2/15/19	$642,213	$—

Total Forward Exchange Contracts						$74,107,071	$(10,887,675)

Net unrealized appreciation (depreciation)						$63,219,396

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.391%	Semi-Annual		5/04/21	$ 24,190,000	$ (396,251)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.076%	Semi-Annual		6/14/21	11,000,000	(73,220)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual		1/23/25	73,168,000	3,764,914
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual		1/27/25	107,950,000	5,548,185
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual		1/29/25	26,990,000	1,444,722
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual		1/30/25	22,850,000	1,219,097
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual		2/03/25	36,010,000	2,214,611
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.036%	Semi-Annual		3/23/25	50,330,000	2,394,266
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.978%	Semi-Annual		3/27/25	37,700,000	1,941,155
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.985%	Semi-Annual		3/27/25	37,700,000	1,923,466
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.349%	Semi-Annual		2/25/41	4,680,000	(1,184,887)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.320%	Semi-Annual		2/28/41	3,510,000	(861,907)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.299%	Semi-Annual		3/01/41	1,170,000	(283,347)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual		10/04/43	50,300,000	(6,856,686)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.752%	Semi-Annual		7/29/45	100,600,000	2,976,883

franklintempleton.com	Semiannual Report	25

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.378%	Semi-Annual		11/18/46	$347,500,000	$39,233,049
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.794%	Semi-Annual		3/13/47	55,500,000	1,222,869
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual		4/13/47	34,200,000	2,771,977
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.587%	Semi-Annual		7/27/47	53,800,000	3,486,590
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual		2/20/48	52,462,000	(1,021,412)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual		2/22/48	52,462,000	(1,187,222)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual		2/23/48	52,462,000	(1,374,527)

Total Centrally Cleared Swap Contracts					$56,902,325
OTC Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.523%	Semi-Annual	DBAB	3/28/21	$10,830,000	$ (291,318)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.440%	Semi-Annual	CITI	4/21/21	29,610,000	(531,830)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 4.347%	Semi-Annual	CITI	2/25/41	4,680,000	(1,171,508)
Total OTC Swap Contracts					$ (1,994,656)
Total Interest Rate Swap Contracts					$54,907,669

See Note 10 regarding other derivative information.

See Abbreviations on page 44.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Templeton Global Total Return Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,230,949,088
Cost - Non-controlled affiliates (Note 3f)	1,173,012,878

Value - Unaffiliated issuers	$3,834,757,178
Value - Non-controlled affiliates (Note 3f)	1,173,012,878
Cash	3,136,242
Restricted cash for OTC derivative contracts (Note 1d)	24,280,000
Foreign currency, at value (cost $26,347,408)	25,913,555
Receivables:
Capital shares sold	12,355,169
Interest	65,780,372
Deposits with brokers for:
Centrally cleared swap contracts	110,838,615
Variation margin on centrally cleared swap contracts	901,146
Unrealized appreciation on OTC forward exchange contracts	74,107,071
Other assets	3,635

Total assets	5,325,085,861

Liabilities:
Payables:
Investment securities purchased	732,985
Capital shares redeemed	19,005,628
Management fees	2,331,430
Distribution fees	770,493
Transfer agent fees	1,066,746
Deposits from brokers for:
OTC derivative contracts	24,280,000
Unrealized depreciation on OTC forward exchange contracts	10,887,675
Unrealized depreciation on OTC swap contracts	1,994,656
Deferred tax	4,633,073
Accrued expenses and other liabilities	1,772,286

Total liabilities	67,474,972

Net assets, at value	$5,257,610,889

Net assets consist of:
Paid-in capital	$5,798,896,872
Distributions in excess of net investment income	(73,835,375)
Net unrealized appreciation (depreciation)	(287,694,868)
Accumulated net realized gain (loss)	(179,755,740)

Net assets, at value	$5,257,610,889

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Templeton Global Total Return Fund

Class A:
Net assets, at value	$ 856,045,312

Shares outstanding	73,916,346

Net asset value per share[a]	$11.58

Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.09

Class C:
Net assets, at value	$ 351,771,065

Shares outstanding.	30,414,339

Net asset value and maximum offering price per share[a]	$11.57

Class R:
Net assets, at value	$ 7,408,124

Shares outstanding	639,304

Net asset value and maximum offering price per share	$11.59

Class R6:
Net assets, at value	$1,044,733,568

Shares outstanding	90,149,825

Net asset value and maximum offering price per share	$11.59

Advisor Class:
Net assets, at value	$2,997,652,820

Shares outstanding	258,424,241

Net asset value and maximum offering price per share	$11.60

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Templeton Global Total Return Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$6,659,520
Interest: (net of foreign taxes)~
Unaffiliated issuers	168,138,874

Total investment income	174,798,394

Expenses:
Management fees (Note 3a)	16,546,564
Distribution fees: (Note 3c)
Class A	1,118,535
Class C	1,236,508
Class R	20,315
Transfer agent fees: (Note 3e)
Class A	611,392
Class C	259,950
Class R	5,612
Class R6	132,418
Advisor Class	2,116,926
Custodian fees (Note 4)	1,811,258
Reports to shareholders	152,653
Registration and filing fees	58,850
Professional fees	63,493
Trustees’ fees and expenses	32,820
Other	720,036

Total expenses	24,887,330
Expense reductions (Note 4)	(113,791)
Expenses waived/paid by affiliates (Note 3f and 3g)	(1,962,636)

Net expenses	22,810,903

Net investment income	151,987,491

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	12,586,904
Foreign currency transactions	(3,692,705)
Forward exchange contracts	(47,489,896)
Swap contracts	1,538,042

Net realized gain (loss)	(37,057,655)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(409,025,099)
Translation of other assets and liabilities denominated in foreign currencies	(5,431,885)
Forward exchange contracts	146,903,502
Swap contracts	64,170,264
Change in deferred taxes on unrealized appreciation	3,023,273

Net change in unrealized appreciation (depreciation)	(200,359,945)

Net realized and unrealized gain (loss)	(237,417,600)

Net increase (decrease) in net assets resulting from operations	$(85,430,109)

~Foreign taxes withheld on interest	$4,677,003
#Net of foreign taxes	$698,452

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Total Return Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 151,987,491	$ 295,880,627
Net realized gain (loss)	(37,057,655)	(167,278,108)
Net change in unrealized appreciation (depreciation)	(200,359,945)	29,699,491

Net increase (decrease) in net assets resulting from operations	(85,430,109)	158,302,010

Distributions to shareholders from:
Net investment income:
Class A	(19,159,488)	(13,780,919)
Class C	(7,384,958)	(4,965,683)
Class R	(165,186)	(115,500)
Class R6	(25,493,492)	(14,024,471)
Advisor Class	(70,522,024)	(41,964,005)
Tax return of capital:
Class A	—	(20,936,530)
Class C	—	(7,544,067)
Class R	—	(175,472)
Class R6	—	(21,306,544)
Advisor Class	—	(63,753,414)

Total distributions to shareholders	(122,725,148)	(188,566,605)

Capital share transactions: (Note 2)
Class A	(31,826,690)	(275,510,086)
Class C	(32,620,076)	(83,142,274)
Class R	(1,080,005)	(968,436)
Class R6	28,237,474	161,782,959
Advisor Class	(1,836,029)	410,598,236

Total capital share transactions	(39,125,326)	212,760,399

Net increase (decrease) in net assets	(247,280,583)	182,495,804
Net assets:
Beginning of period	5,504,891,472	5,322,395,668

End of period	$5,257,610,889	$5,504,891,472

Distributions in excess of net investment income included in net assets:
End of period	$(73,835,375)	$(103,097,718)

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Notes to Financial Statements (unaudited)

Templeton Global Total Return Fund

1.  Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Total Return Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to

franklintempleton.com	Semiannual Report	31

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.  Restricted Cash

At June 30, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are

franklintempleton.com	Semiannual Report	33

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

e. Senior Floating Rate Interests (continued)

generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	7,022,738	$84,327,831	33,742,447	$414,260,382
Shares issued in reinvestment of distributions	1,278,813	15,250,556	2,098,750	25,867,212
Shares redeemed	(10,916,427)	(131,405,077)	(58,373,224)	(715,637,680)

Net increase (decrease)	(2,614,876)	$(31,826,690)	(22,532,027)	$(275,510,086)

Class C Shares:
Shares sold	1,245,263	$15,009,392	3,636,927	$44,597,845
Shares issued in reinvestment of distributions	539,715	6,428,187	863,774	10,640,768
Shares redeemed	(4,516,273)	(54,057,655)	(11,277,134)	(138,380,887)

Net increase (decrease)	(2,731,295)	$(32,620,076)	(6,776,433)	$(83,142,274)

Class R Shares:
Shares sold	106,662	$1,280,255	214,481	$2,632,340
Shares issued in reinvestment of distributions	12,349	147,384	19,095	235,626
Shares redeemed	(209,460)	(2,507,644)	(312,735)	(3,836,402)

Net increase (decrease)	(90,449)	$(1,080,005)	(79,159)	$(968,436)

Class R6 Shares:
Shares sold	17,068,359	$207,203,060	23,169,563	$284,931,861
Shares issued in reinvestment of distributions	1,847,989	22,048,588	2,489,836	30,709,528
Shares redeemed	(16,652,269)	(201,014,174)	(12,517,090)	(153,858,430)

Net increase (decrease)	2,264,079	$28,237,474	13,142,309	$161,782,959

Advisor Class Shares:
Shares sold	46,058,533	$554,362,233	96,887,074	$1,194,713,888
Shares issued in reinvestment of distributions	5,063,092	60,480,700	7,245,294	89,429,422
Shares redeemed	(51,318,794)	(616,678,962)	(70,993,581)	(873,545,074)

Net increase (decrease)	(197,169)	$(1,836,029)	33,138,787	$410,598,236

franklintempleton.com	Semiannual Report	35

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $2.5 billion
0.585%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.565%	In excess of $10 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.605% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$42,395
CDSC retained	$6,392

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $3,126,298, of which $947,249 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	790,331,763	1,472,640,446	(1,089,959,331)	1,173,012,878	$1,173,012,878	$6,659,520	$—	$ —

g.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

franklintempleton.com	Semiannual Report	37

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the Fund had long-term capital loss carryforwards, not subject to expiration, of $110,374,541.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $137,818,612.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$5,413,788,849

Unrealized appreciation	$313,391,017
Unrealized depreciation	(595,473,954)

Net unrealized appreciation (depreciation)	$(282,082,937)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $507,891,200 and $646,066,155, respectively.

7.  Credit Risk

At June 30, 2018, the Fund had 24.8% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

At June 30, 2018, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value

22,026		Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$233	$—
394,125,656		Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	4,175,958	—
31,916,299		Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	338,169	—
434,200,485		K2016470219 South Africa Ltd., A	2/22/11 - 2/01/17	1,608,225	316,676
50,014,925		K2016470219 South Africa Ltd., B	2/01/17	37,134	36,477
33,402,528		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/22/11 - 6/30/18	29,876,470	208,766
10,616,112	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 6/30/18	6,233,923	248,067
7,477,818		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 6/30/18	6,467,847	747,782

		Total Restricted Securities (Value is 0.0%† of Net Assets)		$48,737,959	$1,557,768

†Rounds to less than 0.1% of net assets.

*In U.S. dollars unless otherwise indicated.

10. Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$70,141,784	[a]	Variation margin on centrally cleared swap contracts	$13,239,459	[a]
	Unrealized appreciation on OTC swap contracts	—		Unrealized depreciation on OTC swap contracts	1,994,656
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	74,107,071		Unrealized depreciation on OTC forward exchange contracts	10,887,675
Value recovery instruments	Investments in securities, at value	38,082,821	[b]

Totals		$182,331,676			$26,121,790

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$1,538,042	Swap contracts	$64,170,264
Foreign exchange contracts	Forward exchange contracts	(47,489,896)	Forward exchange contracts	146,903,502

franklintempleton.com	Semiannual Report	39

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

10.  Other Derivative Information (continued)

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Value recovery instruments	Investments	$119,886	[a]	Investments	$4,475,203	[a]

Totals		$(45,831,968)			$215,548,969

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2018, the average month end notional amount of swap contracts represented $1,268,044,286. The average month end contract value and fair value of forward exchange contracts and VRI was $5,347,922,074 and $40,032,707, respectively.

At June 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$74,107,071	$10,887,675
Swap contracts	—	1,994,656

Total	$74,107,071	$12,882,331

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)

Counterparty
BNDP	$ 131,081	$ —	$ —	$ —	$ 131,081
BOFA	2,426,509	(88,629)	(2,337,880)	—	—
BZWS	3,418,407	(265,558)	(2,887,414)	—	265,435
CITI	12,545,906	(6,157,079)	—	(6,388,827)	—
DBAB	7,249,657	(1,407,106)	(5,842,551)	—	—
GSCO	9,561,019	(1,496,535)	—	(8,064,484)	—
HSBK	12,209,593	(1,289,545)	(9,685,025)	—	1,235,023
JPHQ	21,028,324	(1,389,743)	(19,638,581)	—	—
MSCO	529,169	(167,219)	—	(361,950)	—
SCNY	1,399,479	(16,373)	—	(1,280,000)	103,106
UBSW	3,607,927	(604,544)	(3,003,383)	—	—

Total	$74,107,071	$(12,882,331)	$(43,394,834)	$(16,095,261)	$1,734,645

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

At June 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BOFA	88,629	(88,629)	—	—	—
BZWS	265,558	(265,558)	—	—	—
CITI	6,157,079	(6,157,079)	—	—	—
DBAB	1,407,106	(1,407,106)	—	—	—
GSCO	1,496,535	(1,496,535)	—	—	—
HSBK	1,289,545	(1,289,545)	—	—	—
JPHQ	1,389,743	(1,389,743)	—	—	—
MSCO	167,219	(167,219)	—	—	—
SCNY	16,373	(16,373)	—	—	—
UBSW	604,544	(604,544)	—	—	—

Total	$12,882,331	$(12,882,331)	$ —	$ —	$ —

aAt June 30, 2018, the Fund received United Kingdom Treasury Bonds, U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 44.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which, matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

12. Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
South Africa	$—	$—	$353,153	[c]	$353,153
Switzerland	—	—	667,923		667,923
Convertible Bonds	—	54,102,370	—		54,102,370
Senior Floating Rate Interests	—	128,789	—		128,789
Foreign Government and Agency Securities	—	3,001,833,849	—		3,001,833,849
Quasi-Sovereign and Corporate Bonds:
South Africa	—	747,782	456,833		1,204,615
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	1,441,339,354	508,140,003	—		1,949,479,357

Total Investments in Securities	$1,441,339,354	$3,564,952,793	$1,477,909		$5,007,770,056

Other Financial Instruments:
Forward Exchange Contracts	$—	$74,107,071	$—		$74,107,071
Swap Contracts.	—	70,141,784	—		70,141,784

Total Other Financial Instruments	$—	$144,248,855	$—		$144,248,855

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$10,887,675	$—		$10,887,675
Swap Contracts	—	15,234,115	—		15,234,115

Total Other Financial Instruments	$—	$26,121,790	$—		$26,121,790

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks as well as other equity investments.

cIncludes securities determined to have no value at June 30, 2018.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Total Return Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BNDP	BNP Paribas	ARS	Argentine Peso	BADLAR	Argentina Deposit Rates Badlar Private
BOFA	Bank of America Corp.	AUD	Australian Dollar		Banks ARS
BZWS	Barclays Bank PLC	BRL	Brazilian Real	FRN	Floating Rate Note
CITI	Citigroup, Inc.	COP	Colombian Peso	GDP	Gross Domestic Product
DBAB	Deutsche Bank AG	DEM	Deutsche Mark	LIBOR	London InterBank Offered Rate
GSCO	The Goldman Sachs Group Inc.	EUR	Euro	PIK	Payment-In-Kind
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi	VRI	Value Recovery Instruments
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah
MSCO	Morgan Stanley	INR	Indian Rupee
SCNY	Standard Chartered Bank	KRW	South Korean Won
UBSW	UBS AG	MXN	Mexican Peso
		PHP	Philippine Peso
		RSD	Serbian Dinar
		USD	United States Dollar
		ZAR	South African Rand

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TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton Global Total Return Fund

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on January 12, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0283	$0.6993	$ —
Class C	$0.0283	$0.6466	$ —
Class R	$0.0283	$0.6670	$ —
Class R6	$0.0283	$0.7548	$ —
Advisor Class	$0.0283	$0.7389	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2019, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL TOTAL RETURN FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON INCOME TRUST

Templeton Global Total Return Fund

(Fund)

At an in-person meeting held on May 18, 2018 (Meeting), the Board of Trustees (Board) of Templeton Income Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided

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TEMPLETON INCOME TRUST

TEMPLETON GLOBAL TOTAL RETURN FUND

SHAREHOLDER INFORMATION

by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international income funds. The Fund commenced operations on September 30, 2008, and thus has been in operation for less than 10 years. The Board noted that the Fund’s annualized income return for the one-, three- and five-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was below the median of its Performance Universe, but for the five-year period was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting the Fund’s favorable income returns and longer term total return. In doing so, the Board noted management’s explanation that the Fund’s annualized total return for the one-and three-year periods was below the median of its Performance Universe and benchmark primarily due to underweighted currency positions. The Board also noted management’s further explanation that management has strong convictions for the Fund’s current positioning, highlighting that the Fund continues to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury returns.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and five other international income funds. The Board noted that the Management Rate for the Fund was slightly above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the

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TEMPLETON INCOME TRUST

TEMPLETON GLOBAL TOTAL RETURN FUND

SHAREHOLDER INFORMATION

allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s decline in assets over the past three calendar years, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

48	Semiannual Report	franklintempleton.com

Semiannual Report and Shareholder Letter
Templeton Global Total Return Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	407 S 08/18

Semiannual Report and Shareholder Letter June 30, 2018 Templeton International Bond Fund A SERIES OF TEMPLETON INCOME TRUST Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended June 30, 2018, the global economy generally expanded amid price gains in oil and other commodities, encouraging corporate earnings reports and investor optimism about global economic growth. The European Central Bank did not change its benchmark interest rate during the period, but announced in June that it would begin reducing its monthly bond purchases in October 2018, while keeping interest rates unchanged through the summer of 2019. The US Federal Reserve raised the federal funds rate range by 0.25% in March and June 2018, after a 0.25% increase in December 2017, shortly before the period, and continued reducing its balance sheet. Global markets were pressured by Korean peninsula tensions, worries that central banks could raise interest rates due to strong economic growth and rising inflation, US trade conflicts with China and other allies, and concerns about consumer data privacy. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, declined 0.94% in US dollar terms but rose 0.09% in local currency terms. The US dollar appreciated against most foreign currencies during the period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than

60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton International Bond Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Christopher J. Molumphy, CFA

President and Chief Executive Officer – Investment

Management

Templeton Income Trust

This letter reflects our analysis and opinions as of June 30, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Semiannual Report

Templeton International Bond Fund

This semiannual report for Templeton International Bond Fund covers the period ended June 30, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located outside of the US. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the six months under review, the Fund’s Class A shares had a -1.29% cumulative total return. In comparison, the Fund’s benchmark, the FTSE Non-USD World Government Bond Index (WGBI), which measures performance of investment-grade, non-US world government bond markets, had a cumulative total return of -0.92% in US dollar terms for the same period.1 The benchmark changed its name from the Citigroup Non-USD WGBI during the period. You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The six-month period began with sharply rising yields in the US and Europe as reflation sentiments appeared to return to markets. Deregulation efforts and tax cuts were anticipated to add stimulus to an already strong US economy. The 10-year US Treasury yield rose 45 basis points (bps), finishing February at 2.86%. In Europe, the 10-year German bund yield rose 27 bps during January, reaching its peak yield for the period at 0.70%

on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (ECB) later in the year, but those expectations would diminish by the end of the period. Overall, the US dollar was broadly weaker against the euro and global currencies during the opening months of the period, but that trend would sharply reverse in April.

In February, Jerome Powell took over as US Federal Reserve (Fed) Chairman, replacing Janet Yellen. The Fed continued to unwind its balance sheet throughout the period, and raised the federal funds target rate 25 basis points twice; once in March and again in June. In Japan, Haruhiko Kuroda was reappointed to a second five-year term as Bank of Japan (BOJ) Governor, effectively extending the BOJ’s current monetary accommodation indefinitely.

By March, the rising yield trends in the US and Europe stalled and moderately reversed. Protectionist trade activity from the US in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high yield credit tiers in the US and Europe during the month, ultimately widening even further by the end of June.

Portfolio Composition*

Based on Total Net Assets as of 6/30/18

* Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

** Includes foreign treasury bills, money market funds and other net assets less liabilities (including derivatives).

In April, US Treasury yields rose sharply and the US dollar strengthened broadly as reflation sentiments appeared to again

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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TEMPLETON INTERNATIONAL BOND FUND

return to financial markets. The 10-year US Treasury yield rose above 3.00% for the first time in more than four years, ultimately reaching 3.11% on May 17, its highest level since 2011. However, risk aversion returned to global bond markets in the second half of May, as political issues in Italy raised concerns over the euro and Italian debt ratios. Consequently, yields in Italy, Spain, and much of peripheral Europe rose sharply, while yields in Germany, France, and the US declined as investors shifted to what they perceived as less risky investments. Several Latin American countries also saw rising yields and depreciations of their exchange rates during May, as upcoming elections in Mexico and Brazil, as well as policy concerns in Argentina appeared to increase regional volatility.

Geographic Composition*

Based on Total Net Assets as of 6/30/18

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

In the second half of June, a return of tariff threats from the US brought back risk aversion, driving the 10-year US Treasury yield back to where it began the month at 2.86%. Overall, the 10-year US Treasury yield finished the period 45 bps higher. In Europe, ECB president Mario Draghi provided updated guidance on the ECB’s monetary policy timeline at its June 14 meeting: The net asset purchase program will be reduced to €15 billion per month for October, November and December, and conclude at the end 2018. Draghi also indicated that rates would likely remain unchanged until at least the summer of 2019. The 10-year German bund correspondingly finished June four bps lower for the month at 0.30%, finishing the six-month period 13 bps lower than where it started.

On the whole, duration exposures in the US and in several parts of the world faced headwinds from rising rates during the period, with the exception of core European countries, which began the period with rising yields, but finished with sharply declining yields. Additionally, the US dollar started the period weaker before significantly strengthening against global currencies over the final three months. Avoiding US Treasury duration proved important to performance during the period, as did long exposure to the US dollar.

Investment Strategy

We invest selectively in non-US bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts. The Fund may also enter into various other transactions involving derivatives, including swap agreements (which may include interest rate and credit default swaps).

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

On the whole, we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. We continued to prefer local-currency positions in specific countries that we believed to have resilient economies and relatively higher, maintainable rate differentials. During the period, we held notable local-currency duration exposures in Brazil, Argentina, Colombia, Indonesia and India, and notable currency exposure to the Mexican peso. We also continued to hold net-negative positions in the euro and Japanese yen as hedges against a broadly strengthening US dollar and as directional views on the currencies. We also held net-negative positioning in the Australian dollar based on the Reserve Bank of Australia’s continued rate accommodation, and as a partial hedge against potential economic risks in China as well as broad-based beta risks across emerging markets. In credit markets, we continued to see areas of value in specific sovereign credits, but we largely preferred the risk-adjusted

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TEMPLETON INTERNATIONAL BOND FUND

returns in specific areas of the local-currency bond markets over the more fully valued credit markets. Overall, the strategy was positioned for depreciation of the euro and yen, rising US Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

During the period, the Fund’s negative absolute performance was primarily due to currency positions, followed by interest-rate strategies. Overall credit exposures had a largely neutral effect on absolute results. Among currencies, positions in Latin America and Asia ex-Japan largely detracted from absolute performance (the Argentine peso, Brazilian real and Indian rupee detracted, while the Mexican peso contributed). The Fund’s net-negative position in the euro contributed to absolute results, while its net-negative position in the Japanese yen had a largely neutral effect. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Asia ex-Japan (Indonesia) and Latin America (Argentina) detracted from absolute performance.

During the period, currency positions contributed to the Fund’s relative results, while interest-rate strategies detracted. Overall sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s underweighted positions in the euro and the Australian dollar contributed to relative results, while its underweighted position in the Japanese yen detracted. Overweighted currency positions in Latin America and Asia ex-Japan detracted from relative performance (the Brazilian real, Argentine peso and Indian rupee detracted, while the Mexican peso contributed). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select overweighted duration exposures in Asia ex-Japan (Indonesia) and Latin America (Argentina) detracted from relative performance, while underweighted duration exposure to US Treasuries contributed.

Currency Composition*

6/30/18

% of Total Net Assets
Americas	155.4%
U.S. Dollar	116.2%
Mexican Peso	19.8%
Brazilian Real	10.9%
Colombian Peso	4.3%
Argentine Peso	4.2%
Middle East & Africa	1.6%
Ghananian Cedi	1.6%
Asia Pacific	-20.4%
Indian Rupee	9.5%
Indonesian Rupiah	9.1%
Philippine Peso	2.6%
Australian Dollar	-8.8%
Japanese Yen	-32.8%
Europe	-36.6%
Euro	-36.6%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

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TEMPLETON INTERNATIONAL BOND FUND

Thank you for your continued participation in Templeton International Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager
Sonal Desai, Ph.D. Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON INTERNATIONAL BOND FUND

Performance Summary as of June 30, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/181

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return [2]	Average Annual Total Return [3]
A
6-Month	-1.29%	-5.49%
1-Year	-2.15%	-6.31%
5-Year	+1.53%	-0.56%
10-Year	+50.59%	+3.73%
Advisor
6-Month	-1.26%	-1.26%
1-Year	-1.99%	-1.99%
5-Year	+2.85%	+0.56%
10-Year	+54.63%	+4.46%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON INTERNATIONAL BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/18–6/30/18)

Share Class	Net Investment Income
A	$0.1458
C	$0.1248
R	$0.1326
R6	$0.1631
Advisor	$0.1588

Total Annual Operating Expenses4

Share Class	With Waiver	Without Waiver
A	1.08%	1.53%
Advisor	0.83%	1.28%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON INTERNATIONAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Ending Account Value 6/30/18	Expenses Paid During Period 1/1/18–6/30/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$987.10	$4.88	$1,019.89	$4.96	0.99%
C	$1,000	$985.10	$6.84	$1,017.90	$6.95	1.39%
R	$1,000	$985.80	$6.11	$1,018.65	$6.21	1.24%
R6	$1,000	$988.70	$3.25	$1,021.52	$3.31	0.66%
Advisor	$1,000	$987.40	$3.65	$1,021.12	$3.71	0.74%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON INCOME TRUST

Financial Highlights

Templeton International Bond Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended August 31,
		2017	2016[a]	2016	2015	2014	2013

Class A
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$10.57	$10.61	$10.07	$10.03	$11.86	$11.30	$11.70

Income from investment operations[b]:
Net investment income[c]	0.19	0.42	0.12	0.34	0.30	0.26	0.26
Net realized and unrealized gains (losses)	(0.33)	(0.18)	0.44	(0.17)	(1.68)	0.61	(0.14)

Total from investment operations	(0.14)	0.24	0.56	0.17	(1.38)	0.87	0.12

Less distributions from:
Net investment income	(0.15)	(0.28)	—	(0.04)	(0.45)	(0.31)	(0.46)
Net realized gains	—	—	—	—	—	—	(—)[d]
Tax return of capital	—	—	(0.02)	(0.09)	—	—	(0.06)

Total distributions	(0.15)	(0.28)	(0.02)	(0.13)	(0.45)	(0.31)	(0.52)

Net asset value, end of period	$10.28	$10.57	$10.61	$10.07	$10.03	$11.86	$11.30

Total return[e]	(1.29)%	2.25%	5.54%	1.70%	(11.90)%	7.77%	0.89%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.28%	1.44%	1.58%	1.27%	1.17%	1.14%	1.13%
Expenses net of waiver and payments by affiliates	1.00%	0.99%	1.00%	0.99%	1.04%	1.04%	1.04%
Expenses net of waiver and payments by affiliates and expense reduction	0.99%	0.99% [g]	0.99%	0.99% [g]	1.04% [g]	1.04% [g]	1.04%	[g]
Net investment income	3.54%	3.87%	3.48%	3.28%	2.72%	2.23%	2.14%

Supplemental data
Net assets, end of period (000’s)	$53,100	$71,262	$84,766	$92,981	$84,779	$141,831	$127,365
Portfolio turnover rate	14.01%	88.62%	31.37%	105.96%	43.49%	33.45%	43.53%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Six Months Ended June 30, 2018	Year Ended December 31,		Year Ended August 31,
	(unaudited)	2017	2016[a]	2016	2015	2014	2013
Class C
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$10.58	$10.62	$10.08	$10.04	$11.87	$11.31	$11.71

Income from investment operations[b]:
Net investment income[c]	0.17	0.38	0.11	0.29	0.26	0.22	0.21
Net realized and unrealized gains (losses)	(0.33)	(0.18)	0.43	(0.16)	(1.68)	0.61	(0.13)

Total from investment operations	(0.16)	0.20	0.54	0.13	(1.42)	0.83	0.08

Less distributions from:
Net investment income and net foreign currency gains	(0.12)	(0.24)	—	(0.03)	(0.41)	(0.27)	(0.42)
Net realized gains	—	—	—	—	—	—	(—)[d]
Tax return of capital	—	—	(—)[d]	(0.06)	—	—	(0.06)

Total distributions	(0.12)	(0.24)	—	(0.09)	(0.41)	(0.27)	(0.48)

Net asset value, end of period	$10.30	$10.58	$10.62	$10.08	$10.04	$11.87	$11.31

Total return[e]	(1.49)%	1.84%	5.36%	1.30%	(12.20)%	7.38%	0.58%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.68%	1.84%	1.98%	1.66%	1.51%	1.49%	1.48%
Expenses net of waiver and payments by affiliates	1.40%	1.39%	1.40%	1.38%	1.38%	1.39%	1.39%
Expenses net of waiver and payments by affiliates and expense reduction	1.39%	1.39% [g]	1.39%	1.38% [g]	1.38% [g]	1.39% [g]	1.39% [g]
Net investment income	3.14%	3.47%	3.08%	2.89%	2.38%	1.88%	1.79%

Supplemental data
Net assets, end of period (000’s)	$9,196	$9,733	$11,563	$11,906	$15,559	$23,990	$27,270
Portfolio turnover rate	14.01%	88.62%	31.37%	105.96%	43.49%	33.45%	43.53%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31,		Year Ended August 31,
		2017	2016[a]	2016	2015	2014	2013
Class R
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$10.56	$10.61	$10.08	$10.03	$11.87	$11.31	$11.71

Income from investment operations[b]:
Net investment income[c]	0.17	0.40	0.11	0.30	0.28	0.24	0.23
Net realized and unrealized gains (losses)	(0.32)	(0.19)	0.43	(0.15)	(1.70)	0.61	(0.13)

Total from investment operations	(0.15)	0.21	0.54	0.15	(1.42)	0.85	0.10

Less distributions from:
Net investment income and net foreign currency gains	(0.13)	(0.26)	—	(0.03)	(0.42)	(0.29)	(0.44)
Net realized gains	—	—	—	—	—	—	(—)[d]
Tax return of capital	—	—	(0.01)	(0.07)	—	—	(0.06)

Total distributions	(0.13)	(0.26)	(0.01)	(0.10)	(0.42)	(0.29)	(0.50)

Net asset value, end of period	$10.28	$10.56	$10.61	$10.08	$10.03	$11.87	$11.31

Total return[e]	(1.42)%	1.92%	5.44%	1.44%	(12.16)%	7.55%	0.71%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.53%	1.69%	1.83%	1.52%	1.37%	1.34%	1.33%
Expenses net of waiver and payments by affiliates	1.25%	1.24%	1.25%	1.24%	1.24%	1.24%	1.24%
Expenses net of waiver and payments by affiliates and expense reduction	1.24%	1.24% [g]	1.24%	1.24% [g]	1.24% [g]	1.24% [g]	1.24% [g]
Net investment income	3.29%	3.62%	3.23%	3.03%	2.52%	2.03%	1.94%

Supplemental data
Net assets, end of period (000’s)	$251	$286	$1,010	$1,005	$1,001	$1,558	$1,452
Portfolio turnover rate	14.01%	88.62%	31.37%	105.96%	43.49%	33.45%	43.53%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017[a]
Class R6
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$10.57	$10.78

Income from investment operations[b]:
Net investment income[c]	0.20	0.18
Net realized and unrealized gains (losses)	(0.32)	(0.24)

Total from investment operations	(0.12)	(0.06)

Less distributions from net investment income	(0.16)	(0.15)

Net asset value, end of period	$10.29	$10.57

Total return[d]	(1.13)%	(0.61)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates and expense reduction	1.06%	0.99%
Expenses net of waiver and payments by affiliates	0.67%	0.68%
Expenses net of waiver and payments by affiliates and expense reduction	0.66%	0.68% [f]
Net investment income	3.87%	4.39%

Supplemental data
Net assets, end of period (000’s)	$467	$414
Portfolio turnover rate	14.01%	88.62%

aFor the period August 1, 2017 (effective date) to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Semiannual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Six Months Ended June 30, 2018	Year Ended December 31,		Year Ended August 31,
	(unaudited)	2017	2016[a]	2016	2015	2014	2013
Advisor Class
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period	$10.58	$10.62	$10.08	$10.04	$11.87	$11.31	$11.71

Income from investment operations[b]:
Net investment income[c]	0.20	0.45	0.13	0.35	0.33	0.30	0.29
Net realized and unrealized gains (losses)	(0.33)	(0.18)	0.43	(0.16)	(1.68)	0.60	(0.14)

Total from investment operations	(0.13)	0.27	0.56	0.19	(1.35)	0.90	0.15

Less distributions from:
Net investment income and net foreign currency gains	(0.16)	(0.31)	—	(0.04)	(0.48)	(0.34)	(0.49)
Net realized gains	—	—	—	—	—	—	(—)[d]
Tax return of capital	—	—	(0.02)	(0.11)	—	—	(0.06)

Total distributions	(0.16)	(0.31)	(0.02)	(0.15)	(0.48)	(0.34)	(0.55)

Net asset value, end of period	$10.29	$10.58	$10.62	$10.08	$10.04	$11.87	$11.31

Total return[e]	(1.26)%	2.51%	5.59%	1.95%	(11.63)%	8.09%	1.17%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates and expense reduction	1.03%	1.19%	1.33%	1.02%	0.87%	0.84%	0.83%
Expenses net of waiver and payments by affiliates	0.75%	0.74%	0.75%	0.74%	0.74%	0.74%	0.74%
Expenses net of waiver and payments by affiliates and expense reduction	0.74%	0.74% [g]	0.74%	0.74% [g]	0.74% [g]	0.74% [g]	0.74% [g]
Net investment income	3.79%	4.12%	3.73%	3.53%	3.02%	2.53%	2.44%

Supplemental data
Net assets, end of period (000’s)	$295,547	$276,074	$249,190	$248,750	$307,449	$355,214	$251,785
Portfolio turnover rate	14.01%	88.62%	31.37%	105.96%	43.49%	33.45%	43.53%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

Statement of Investments, June 30, 2018 (unaudited)

Templeton International Bond Fund

	Principal Amount*			Value
Foreign Government and Agency Securities 59.1%
Argentina 3.5%
Argentine Bonos del Tesoro,
21.20%, 9/19/18	4,926,000		ARS	$163,328
18.20%, 10/03/21.	73,188,000		ARS	2,193,098
16.00%, 10/17/23.	171,501,000		ARS	5,327,102
senior note, 15.50%, 10/17/26	153,089,000		ARS	4,787,238
Government of Argentina,
3.75%, 2/08/19	923,000		ARS	34,204
[a] FRN, 27.947%, (ARS Badlar + 2.00%), 4/03/22	5,808,000		ARS	183,360

				12,688,330

Brazil 4.6%
Letra Tesouro Nacional,
Strip, 7/01/20	21,410	[b]	BRL	4,674,875
Strip, 7/01/21	27,790	[b]	BRL	5,446,171
Nota Do Tesouro Nacional,
10.00%, 1/01/21	130	[b]	BRL	34,091
10.00%, 1/01/23	8,407	[b]	BRL	2,127,670
10.00%, 1/01/27	12,900	[b]	BRL	3,073,207
[c] Index Linked, 6.00%, 8/15/22	929	[b]	BRL	762,566
[c] Index Linked, 6.00%, 8/15/24	630	[b]	BRL	516,358

				16,634,938

Colombia 4.3%
Government of Colombia,
senior bond, 7.75%, 4/14/21	378,000,000		COP	135,374
senior bond, 4.375%, 3/21/23	57,000,000		COP	18,572
senior bond, 9.85%, 6/28/27	91,000,000		COP	39,227
Titulos de Tesoreria,
B, 5.00%, 11/21/18	440,000,000		COP	150,558
B, 7.75%, 9/18/30	2,344,400,000		COP	861,646
B, 7.00%, 6/30/32	516,000,000		COP	175,596
senior bond, B, 11.25%, 10/24/18	814,000,000		COP	285,234
senior bond, B, 11.00%, 7/24/20	746,000,000		COP	282,609
senior bond, B, 7.00%, 5/04/22	11,196,000,000		COP	3,998,684
senior bond, B, 10.00%, 7/24/24	11,997,000,000		COP	4,870,798
senior bond, B, 7.50%, 8/26/26	7,767,700,000		COP	2,807,442
senior bond, B, 6.00%, 4/28/28	4,498,900,000		COP	1,475,956
senior note, B, 7.00%, 9/11/19	637,000,000		COP	222,655

				15,324,351

Ghana 1.6%
Ghana Treasury Note, 17.24%, 11/11/19	280,000		GHS	58,486
Government of Ghana,
21.00%, 3/23/20	90,000		GHS	19,604
24.75%, 3/01/21	180,000		GHS	42,819
16.25%, 5/17/21	1,510,000		GHS	303,789
24.50%, 6/21/21	50,000		GHS	11,976
24.75%, 7/19/21	280,000		GHS	67,331
18.75%, 1/24/22	2,910,000		GHS	620,531
17.60%, 11/28/22	80,000		GHS	16,547
19.75%, 3/25/24	2,910,000		GHS	647,897
19.00%, 11/02/26	8,740,000		GHS	1,889,012
senior bond, 19.75%, 3/15/32	8,740,000		GHS	1,969,302

franklintempleton.com	Semiannual Report	15

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund  (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
senior note, 21.50%, 3/09/20	200,000		GHS	$43,824
senior note, 18.50%, 6/01/20	100,000		GHS	21,065
senior note, 18.25%, 9/21/20	160,000		GHS	33,446
senior note, 16.50%, 3/22/21	360,000		GHS	72,908

				5,818,537

India 9.0%
Government of India,
senior bond, 8.20%, 2/15/22	19,000,000		INR	279,619
senior bond, 8.35%, 5/14/22	30,400,000		INR	450,538
senior bond, 8.08%, 8/02/22	673,000,000		INR	9,887,575
senior bond, 8.13%, 9/21/22	51,000,000		INR	750,362
senior bond, 9.15%, 11/14/24	227,000,000		INR	3,487,099
senior note, 7.80%, 4/11/21	196,900,000		INR	2,879,799
senior note, 8.79%, 11/08/21	110,000,000		INR	1,652,073
senior note, 8.15%, 6/11/22	82,000,000		INR	1,204,607
senior note, 6.84%, 12/19/22	12,000,000		INR	168,168
senior note, 7.16%, 5/20/23	19,100,000		INR	269,661
senior note, 8.83%, 11/25/23	257,900,000		INR	3,898,261
senior note, 7.68%, 12/15/23	302,000,000		INR	4,347,613
senior note, 6.79%, 5/15/27	232,300,000		INR	3,128,568

				32,403,943

Indonesia 6.7%
Government of Indonesia,
senior bond, FR39, 11.75%, 8/15/23	1,040,000,000		IDR	84,546
senior bond, FR40, 11.00%, 9/15/25	1,060,000,000		IDR	86,146
senior bond, FR42, 10.25%, 7/15/27	6,831,000,000		IDR	542,476
senior bond, FR44, 10.00%, 9/15/24	686,000,000		IDR	52,778
senior bond, FR47, 10.00%, 2/15/28	4,555,000,000		IDR	357,566
senior bond, FR52, 10.50%, 8/15/30	7,950,000,000		IDR	651,257
senior bond, FR56, 8.375%, 9/15/26	53,156,000,000		IDR	3,800,803
senior bond, FR59, 7.00%, 5/15/27	5,896,000,000		IDR	389,021
senior bond, FR64, 6.125%, 5/15/28	159,000,000		IDR	9,936
senior bond, FR68, 8.375%, 3/15/34	55,620,000,000		IDR	3,917,272
senior bond, FR70, 8.375%, 3/15/24	180,376,000,000		IDR	12,885,611
senior bond, FR71, 9.00%, 3/15/29	4,732,000,000		IDR	352,093
senior bond, FR73, 8.75%, 5/15/31	10,430,000,000		IDR	758,304

				23,887,809

Mexico 8.9%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	4,433,950	[d]	MXN	22,461,010
senior bond, M, 6.50%, 6/10/21	958,380	[d]	MXN	4,675,319
senior note, M, 5.00%, 12/11/19	904,100	[d]	MXN	4,381,361
[e] Mexican Udibonos, Index Linked, 4.00%, 6/13/19	42,632	[f]	MXN	215,197

				31,732,887

16	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
Philippines 0.4%
Government of the Philippines,
senior note, 3.375%, 8/20/20	1,700,000		PHP	$31,111
senior note, 7-51, 5.00%, 8/18/18	5,550,000		PHP	104,114
senior note, 7-56, 3.875%, 11/22/19	65,380,000		PHP	1,215,665

				1,350,890

South Korea 19.2%
Korea Monetary Stabilization Bond, senior note, 2.06%, 12/02/19	12,470,000,000		KRW	11,192,892
Korea Treasury Bond,
senior note,1.75%, 12/10/18	34,485,000,000		KRW	30,932,431
senior note, 1.25%, 12/10/19	11,430,000,000		KRW	10,143,116
senior note, 1.75%, 6/10/20	5,410,000,000		KRW	4,824,659
senior note, 1.75%, 12/10/20	5,200,000,000		KRW	4,624,769
senior note, 1.375%, 9/10/21	8,154,000,000		KRW	7,131,570

				68,849,437

Ukraine 0.9%
[g,h,i] Government of Ukraine, 144A, VRI, GDP Linked Security, 5/31/40	4,962,000			3,138,986

Total Foreign Government and Agency Securities (Cost $231,037,703)				211,830,108

Short Term Investments 36.4%
Foreign Government and Agency Securities 5.1%
Argentina 0.6%
[j] Argentina Treasury Bill, 9/14/18 - 10/12/18	3,248,000		ARS	116,427
Letras del Banco Central de la Republica Argentina, Strip, 7/18/18 - 11/21/18	64,909,000		ARS	2,050,169

				2,166,596

Mexico 2.3%
[j] Mexico Treasury Bill,
11/08/18 - 5/23/19	9,656,670	[k]	MXN	4,577,056
12/06/18	7,557,700	[k]	MXN	3,675,572

				8,252,628

Philippines 2.2%
[j] Philippine Treasury Bill, 8/29/18 - 12/12/18	428,810,000		PHP	7,966,939

Total Foreign Government and Agency Securities (Cost $19,587,539)				18,386,163

Total Investments before Money Market Funds (Cost $250,625,242)				230,216,271

	Shares
Money Market Funds (Cost $112,379,799) 31.3%
United States 31.3%
[l,m] Institutional Fiduciary Trust Money Market Portfolio, 1.51%	112,379,799			112,379,799

Total Investments (Cost $363,005,041) 95.5%				342,596,070
Other Assets, less Liabilities 4.5%				15,965,060

Net Assets 100.0%				$358,561,130

franklintempleton.com	Semiannual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bPrincipal amount is stated in 1,000 Brazilian Real Units.

cRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(f).

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount of security is adjusted for inflation. See Note 1(f).

fPrincipal amount is stated in 100 Unidad de Inversion Units.

gNon-income producing.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.

iThe principal represents the notional amount. See Note 1(c) regarding value recovery instruments.

jThe security was issued on a discount basis with no stated coupon rate.

kPrincipal amount is stated in 10 Mexican Peso Units.

lSee Note 3(f) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day effective yield at period end.

At June 30, 2018, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	DBAB	Sell	3,493,966	4,089,338		7/05/18	$5,335	$—
Euro	JPHQ	Sell	5,133,700	6,362,579		7/06/18	361,487	—
Euro	BOFA	Sell	617,410	744,349		7/09/18	22,460	—
Euro	GSCO	Sell	399,000	492,566		7/09/18	26,046	—
Euro	UBSW	Sell	596,154	735,683		7/09/18	38,647	—
Euro	HSBK	Sell	5,247,292	6,460,859		7/10/18	325,151	—
Euro	JPHQ	Sell	206,662	255,368		7/10/18	13,716	—
Japanese Yen	DBAB	Sell	23,005,000	206,619		7/11/18	—	(1,375)
Australian Dollar	JPHQ	Sell	4,768,557	3,646,659		7/12/18	117,042	—
Euro	DBAB	Sell	3,684,803	4,583,545		7/12/18	274,226	—
Japanese Yen	CITI	Sell	7,840,000	71,071		7/12/18	183	—
Euro	BOFA	Sell	208,570	259,862		7/13/18	15,925	—
Euro	GSCO	Sell	247,466	308,197		7/13/18	18,767	—
Indonesian Rupiah	JPHQ	Buy	104,632,000,000	9,754,079	AUD	7/13/18	75,811	—
Japanese Yen	CITI	Sell	20,800,000	195,733		7/13/18	7,648	—
Euro	GSCO	Sell	191,000	225,439		7/16/18	2,001	—
Euro	HSBK	Sell	396,000	491,391		7/16/18	28,136	—
Euro	JPHQ	Sell	3,955,910	4,676,457		7/16/18	48,700	—
Japanese Yen	HSBK	Sell	28,700,000	260,436		7/17/18	844	—
Euro	GSCO	Sell	582,885	726,974		7/18/18	44,994	—
Euro	MSCO	Sell	403,500	471,098		7/19/18	—	(1,035)
Euro	MSCO	Sell	201,750	239,049		7/23/18	2,911	—
Euro	MSCO	Sell	201,750	234,173		7/23/18	—	(1,964)
Euro	SCNY	Sell	388,000	452,625		7/23/18	—	(1,508)
Japanese Yen	JPHQ	Sell	44,076,000	401,267		7/23/18	2,434	—
Euro	DBAB	Sell	434,885	505,130		7/25/18	—	(3,955)
Japanese Yen	MSCO	Sell	11,745,000	108,372		7/26/18	2,072	—
Mexican Peso	DBAB	Buy	218,500,000	9,136,525	EUR	7/26/18	260,702	—
Euro	BOFA	Sell	118,760	138,909		7/30/18	—	(167)
Japanese Yen	DBAB	Sell	31,548,058	293,556		7/30/18	7,947	—
Euro	BZWS	Sell	2,023,992	2,483,742		7/31/18	113,330	—

18	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Euro	CITI	Sell	805,010	981,468		7/31/18	$38,675	$—
Euro	SCNY	Sell	670,194	817,875		7/31/18	32,972	—
Japanese Yen	BZWS	Sell	37,960,000	352,632		7/31/18	8,951	—
Japanese Yen	GSCO	Sell	33,200,000	305,675		7/31/18	5,089	—
Japanese Yen	MSCO	Sell	11,745,000	106,664		7/31/18	327	—
Euro	HSBK	Sell	810,000	987,868		8/02/18	39,080	—
Euro	JPHQ	Sell	1,228,000	1,494,814		8/02/18	56,404	—
Euro	GSCO	Sell	1,005,086	1,222,084		8/03/18	44,689	—
Euro	CITI	Sell	239,000	287,916		8/06/18	7,876	—
Japanese Yen	BZWS	Sell	15,100,000	139,936		8/08/18	3,144	—
Euro	CITI	Sell	203,000	243,722		8/09/18	5,806	—
Euro	DBAB	Sell	780,000	935,477		8/09/18	21,320	—
Euro	JPHQ	Sell	247,137	296,486		8/09/18	6,842	—
Japanese Yen	CITI	Sell	77,248,911	713,006		8/09/18	13,154	—
Euro	BZWS	Sell	736,000	879,296		8/10/18	16,637	—
Euro	JPHQ	Sell	186,425	222,690		8/10/18	4,183	—
Australian Dollar	JPHQ	Sell	4,765,341	3,644,938		8/13/18	117,336	—
Japanese Yen	CITI	Sell	44,099,000	405,494		8/13/18	5,854	—
Euro	HSBK	Sell	152,000	182,786		8/14/18	4,571	—
Japanese Yen	CITI	Sell	29,073,000	260,336		8/14/18	—	(3,151)
Euro	DBAB	Sell	1,328,838	1,597,828		8/15/18	39,689	—
Japanese Yen	HSBK	Sell	15,273,000	140,622		8/15/18	2,193	—
Japanese Yen	JPHQ	Sell	8,460,000	79,510		8/15/18	2,832	—
Euro	BOFA	Sell	473,307	570,401		8/16/18	15,377	—
Euro	SCNY	Sell	327,000	394,208		8/16/18	10,752	—
Japanese Yen	CITI	Sell	1,461,342,500	13,427,384		8/16/18	181,338	—
Japanese Yen	SCNY	Sell	34,402,400	316,056		8/16/18	4,223	—
Euro	JPHQ	Sell	1,801,118	2,147,635		8/17/18	35,384	—
Euro	JPHQ	Sell	2,629,256	3,118,253		8/20/18	34,071	—
Euro	JPHQ	Sell	2,061,845	2,450,297		8/21/18	31,509	—
Euro	UBSW	Sell	140,305	166,852		8/21/18	2,258	—
Japanese Yen	CITI	Sell	31,268,000	284,083		8/21/18	558	—
Japanese Yen	DBAB	Sell	40,563,000	368,621		8/21/18	812	—
Euro	BOFA	Sell	781,000	925,071		8/22/18	8,793	—
Euro	UBSW	Sell	60,021	71,109		8/22/18	691	—
Japanese Yen	CITI	Sell	7,521,000	68,192		8/22/18	—	(10)
Mexican Peso	CITI	Buy	217,062,136	9,026,654	EUR	8/22/18	245,787	—
Euro	UBSW	Sell	573,000	678,211		8/23/18	5,907	—
Japanese Yen	CITI	Sell	16,634,000	150,537		8/23/18	—	(315)
Euro	CITI	Sell	48,798	57,973		8/24/18	713	—
Euro	DBAB	Sell	922,000	1,093,266		8/24/18	11,392	—
Euro	JPHQ	Sell	576,468	684,638		8/24/18	8,210	—
Japanese Yen	BOFA	Sell	23,333,000	211,670		8/24/18	50	—
Japanese Yen	SCNY	Sell	23,295,000	211,393		8/24/18	118	—
Japanese Yen	DBAB	Sell	7,432,000	70,332		8/27/18	2,913	—
Japanese Yen	JPHQ	Sell	46,880,000	429,288		8/27/18	4,015	—
Euro	DBAB	Sell	3,690,518	4,358,391		8/29/18	26,227	—
Euro	SCNY	Sell	683,487	806,726		8/29/18	4,406	—
Japanese Yen	BZWS	Sell	17,800,000	164,139		8/29/18	2,642	—

franklintempleton.com	Semiannual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	DBAB	Sell	17,053,000	157,271		8/29/18	$2,551	$—
Japanese Yen	HSBK	Sell	53,185,000	486,030		8/29/18	3,490	—
Euro	BZWS	Sell	2,023,992	2,387,015		8/31/18	10,761	—
Euro	BNDP	Sell	2,850,000	3,355,533		9/04/18	8,485	—
Euro	BOFA	Sell	237,212	277,941		9/04/18	—	(641)
Euro	GSCO	Sell	1,449,586	1,707,830		9/04/18	5,432	—
Japanese Yen	HSBK	Sell	27,402,000	252,903		9/04/18	4,178	—
Brazilian Real	JPHQ	Buy	79,379,361	21,139,644		9/05/18	—	(781,106)
Japanese Yen	JPHQ	Sell	70,000,000	643,202		9/05/18	7,775	—
South Korean Won	HSBK	Sell	4,362,000,000	4,062,398		9/05/18	142,862	—
Euro	SCNY	Sell	337,841	397,852		9/06/18	1,030	—
Euro	UBSW	Sell	596,154	703,306		9/06/18	3,075	—
Japanese Yen	HSBK	Sell	33,100,000	303,586		9/06/18	3,098	—
Euro	BOFA	Sell	1,852,229	2,174,294		9/07/18	—	(1,468)
Euro	DBAB	Sell	3,493,966	4,108,206		9/07/18	3,940	—
Euro	GSCO	Sell	616,000	724,786		9/07/18	1,187	—
Mexican Peso	CITI	Buy	23,897,760	1,010,834	EUR	9/07/18	2,642	—
Japanese Yen	BOFA	Sell	15,120,000	138,145		9/10/18	843	—
Euro	JPHQ	Sell	206,662	246,086		9/11/18	3,251	—
Australian Dollar	JPHQ	Sell	4,765,341	3,645,700		9/12/18	117,793	—
Euro	DBAB	Sell	3,684,803	4,364,686		9/12/18	34,591	—
Japanese Yen	CITI	Sell	9,278,000	85,322		9/13/18	1,051	—
Mexican Peso	CITI	Buy	82,331,810	3,342,134	EUR	9/13/18	168,529	—
Japanese Yen	JPHQ	Sell	1,947,650,700	17,774,752		9/14/18	83,181	—
Japanese Yen	SCNY	Sell	42,686,000	389,713		9/14/18	1,972	—
Euro	JPHQ	Sell	380,597	451,619		9/17/18	4,199	—
Euro	BOFA	Sell	1,484,202	1,755,632		9/18/18	10,712	—
Euro	GSCO	Sell	247,466	289,904		9/18/18	—	(1,033)
Japanese Yen	GSCO	Sell	2,961,029,440	28,216,616		9/18/18	1,312,050	—
Japanese Yen	JPHQ	Sell	172,858,450	1,575,336		9/18/18	4,706	—
Japanese Yen	MSCO	Sell	6,000,000	54,763		9/18/18	245	—
Japanese Yen	BZWS	Sell	18,748,705	170,562		9/19/18	195	—
Japanese Yen	DBAB	Sell	2,870,000,000	27,448,933		9/19/18	1,369,558	—
Euro	GSCO	Sell	830,952	970,951		9/20/18	—	(6,119)
Euro	UBSW	Sell	140,305	163,946		9/20/18	—	(1,030)
Japanese Yen	CITI	Sell	18,818,061	171,463		9/20/18	453	—
Euro	DBAB	Sell	3,464,889	4,038,795		9/24/18	—	(36,620)
Euro	HSBK	Sell	677,192	789,342		9/24/18	—	(7,174)
Euro	JPHQ	Sell	2,061,845	2,405,142		9/25/18	—	(20,194)
Japanese Yen	HSBK	Sell	34,880,000	318,713		9/25/18	1,623	—
Japanese Yen	JPHQ	Sell	18,778,488	171,549		9/25/18	836	—
Euro	BOFA	Sell	118,760	139,535		9/28/18	—	(195)
Euro	DBAB	Sell	3,689,068	4,312,779		9/28/18	—	(27,685)
Japanese Yen	BZWS	Sell	63,037,000	577,979		9/28/18	4,783	—
Japanese Yen	JPHQ	Sell	51,050,000	468,290		9/28/18	4,092	—
Japanese Yen	SCNY	Sell	23,520,000	224,839		10/05/18	10,846	—
Australian Dollar	CITI	Sell	17,916,470	13,795,323		10/09/18	529,312	—
Japanese Yen	BZWS	Sell	13,651,450	125,123		10/26/18	698	—
Brazilian Real	DBAB	Buy	8,737,100	2,001,168	EUR	10/31/18	—	(134,222)

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	DBAB	Sell	66,524,667,500	62,027,662		10/31/18	$2,101,288	$—
Indian Rupee	DBAB	Buy	118,000,000	1,395,211	EUR	11/02/18	47,664	—
Indonesian Rupiah	DBAB	Buy	16,430,000,000	941,547	EUR	11/07/18	13,498	—
Indonesian Rupiah	JPHQ	Buy	5,408,000,000	495,665	AUD	11/21/18	2,373	—
Mexican Peso	CITI	Buy	22,997,080	955,830	EUR	12/07/18	—	(2,449)
South Korean Won	GSCO	Sell	4,520,000,000	4,207,195		12/07/18	128,944	—
Japanese Yen	CITI	Sell	1,492,610,500	13,674,543		12/18/18	9,325	—
South Korean Won	CITI	Sell	955,000,000	888,413		12/20/18	26,259	—
Japanese Yen	SCNY	Sell	37,130,000	343,161		1/22/19	2,266	—
Japanese Yen	BZWS	Sell	20,800,000	192,461		1/24/19	1,463	—
Japanese Yen	DBAB	Sell	7,860,000	72,476		1/24/19	301	—
Japanese Yen	JPHQ	Sell	623,484,220	5,783,766		1/25/19	58,119	—
Japanese Yen	HSBK	Sell	40,858,365	383,755		1/31/19	8,361	—
Mexican Peso	CITI	Buy	42,756,760	1,773,955	EUR	2/05/19	—	(30,802)
Japanese Yen	MSCO	Sell	16,900,000	157,108		2/06/19	1,762	—
Japanese Yen	SCNY	Sell	30,300,000	281,703		2/06/19	3,183	—
Japanese Yen	CITI	Sell	29,073,000	274,422		2/14/19	7,011	—

Total Forward Exchange Contracts							$9,210,127	$(1,064,218)

Net unrealized appreciation (depreciation)							$8,145,909

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2018, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.970%	Semi-Annual	1/23/25	$15,050,000	$774,409
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	8,880,000	456,395
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	2,220,000	118,832
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	1,880,000	100,302
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	2,960,000	182,040
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.449%	Semi-Annual	7/02/25	4,540,000	100,182
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.310%	Semi-Annual	7/29/25	7,284,000	233,314
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.752%	Semi-Annual	7/29/45	5,970,000	176,660

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts (continued)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.378%	Semi-Annual	11/18/46	$21,600,000	$2,438,392
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	5,060,000	(98,616)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	5,060,000	(114,609)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	5,060,000	(132,675)

Total Interest Rate Swap Contracts				$4,234,626

See Note 9 regarding other derivative information.

See Abbreviations on page 38.

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TEMPLETON INCOME TRUST

Financial Statements

Statement of Assets and Liabilities

June 30, 2018 (unaudited)

Templeton International Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$250,625,242
Cost - Non-controlled affiliates (Note 3f)	112,379,799

Value - Unaffiliated issuers	$230,216,271
Value - Non-controlled affiliates (Note 3f)	112,379,799
Restricted cash for OTC derivative contracts (Note 1d)	2,970,000
Foreign currency, at value (cost $666,496)	659,744
Receivables:
Capital shares sold	340,797
Interest.	3,101,526
Affiliates	630,033
Deposits with brokers for:
Centrally cleared swap contracts	6,464,177
Variation margin on centrally cleared swap contracts	54,678
Unrealized appreciation on OTC forward exchange contracts	9,210,127
Other assets	230

Total assets	366,027,382

Liabilities:
Payables:
Investment securities purchased	5,119
Capital shares redeemed	2,555,126
Management fees	137,780
Distribution fees	34,034
Transfer agent fees	140,145
Deposits from brokers for:
OTC derivative contracts	2,970,000
Funds advanced by custodian	244,202
Unrealized depreciation on OTC forward exchange contracts	1,064,218
Deferred tax	140,984
Accrued expenses and other liabilities	174,644

Total liabilities	7,466,252

Net assets, at value	$358,561,130

Net assets consist of:
Paid-in capital	$378,076,122
Distributions in excess of net investment income	(3,204,194)
Net unrealized appreciation (depreciation)	(8,354,085)
Accumulated net realized gain (loss)	(7,956,713)

Net assets, at value	$358,561,130

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2018 (unaudited)

Templeton International Bond Fund

Class A:
Net assets, at value	$ 53,099,531

Shares outstanding	5,162,996

Net asset value per share[a]	$10.28

Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.74

Class C:
Net assets, at value	$ 9,196,380

Shares outstanding	893,214

Net asset value and maximum offering price per share[a]	$10.30

Class R:
Net assets, at value	$ 250,617

Shares outstanding	24,382

Net asset value and maximum offering price per share	$10.28

Class R6:
Net assets, at value	$ 467,273

Shares outstanding	45,417

Net asset value and maximum offering price per share	$10.29

Advisor Class:
Net assets, at value	$295,547,329

Shares outstanding	28,710,818

Net asset value and maximum offering price per share	$ 10.29

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2018 (unaudited)

Templeton International Bond Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$584,379
Interest: (net of foreign taxes)~
Unaffiliated issuers	7,747,019

Total investment income	8,331,398

Expenses:
Management fees (Note 3a)	1,240,231
Distribution fees: (Note 3c)
Class A	77,981
Class C	31,215
Class R	596
Transfer agent fees: (Note 3e)
Class A	62,896
Class C	9,635
Class R	241
Class R6	518
Advisor Class	296,048
Custodian fees (Note 4)	98,757
Reports to shareholders	26,269
Registration and filing fees	55,722
Professional fees	41,678
Trustees’ fees and expenses	2,178
Other	57,664

Total expenses	2,001,629
Expense reductions (Note 4)	(23,206)
Expenses waived/paid by affiliates (Note 3f and 3g)	(518,086)

Net expenses	1,460,337

Net investment income	6,871,061

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	1,164,188
Foreign currency transactions	(125,175)
Forward exchange contracts	(8,559,399)
Swap contracts	157,911

Net realized gain (loss)	(7,362,475)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(23,038,601)
Translation of other assets and liabilities denominated in foreign currencies	(267,102)
Forward exchange contracts	15,371,732
Swap contracts	3,494,882
Change in deferred taxes on unrealized appreciation	251,810

Net change in unrealized appreciation (depreciation)	(4,187,279)

Net realized and unrealized gain (loss)	(11,549,754)

Net increase (decrease) in net assets resulting from operations	$(4,678,693)

~Foreign taxes withheld on interest	$329,643
#Net of foreign taxes	$41,148

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton International Bond Fund

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$ 6,871,061	$ 14,985,297
Net realized gain (loss)	(7,362,475)	(4,065,661)
Net change in unrealized appreciation (depreciation)	(4,187,279)	(3,564,134)

Net increase (decrease) in net assets resulting from operations	(4,678,693)	7,355,502

Distributions to shareholders from:
Net investment income:
Class A	(846,444)	(2,135,713)
Class C	(113,404)	(226,565)
Class R	(2,987)	(7,288)
Class R6	(7,148)	(4,040)
Advisor Class	(4,492,549)	(7,732,320)

Total distributions to shareholders	(5,462,532)	(10,105,926)

Capital share transactions: (Note 2)
Class A	(16,710,513)	(13,408,837)
Class C	(280,568)	(1,837,725)
Class R	(29,367)	(724,335)
Class R6	66,851	424,421
Advisor Class	27,886,925	29,536,606

Total capital share transactions	10,933,328	13,990,130

Net increase (decrease) in net assets	792,103	11,239,706
Net assets:
Beginning of period	357,769,027	346,529,321

End of period	$358,561,130	$357,769,027

Distributions in excess of net investment income included in net assets:
End of period	$ (3,204,194)	$ (4,612,723)

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TEMPLETON INCOME TRUST

Notes to Financial Statements (unaudited)

Templeton International Bond Fund

1.    Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton International Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.    Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.    Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

1.    Organization and Significant Accounting Policies (continued)

b.    Foreign Currency Translation (continued)

exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.    Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested

28	Semiannual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d.    Restricted Cash

At June 30, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.    Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.    Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number

franklintempleton.com	Semiannual Report	29

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

1.    Organization and Significant Accounting Policies (continued)

f.    Security Transactions, Investment Income, Expenses and Distributions (continued)

of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g.    Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.    Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.    Shares of Beneficial Interest

At June 30, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017[a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	487,570	$5,162,672	1,636,962	$17,770,560
Shares issued in reinvestment of distributions	78,779	828,573	194,303	2,102,871
Shares redeemed	(2,146,164)	(22,701,758)	(3,078,899)	(33,282,268)

Net increase (decrease)	(1,579,815)	$(16,710,513)	(1,247,634)	$(13,408,837)

Class C Shares:
Shares sold	81,004	$861,756	116,561	$1,258,227
Shares issued in reinvestment of distributions	9,767	102,759	18,551	200,916
Shares redeemed	(117,450)	(1,245,083)	(304,164)	(3,296,868)

Net increase (decrease)	(26,679)	$(280,568)	(169,052)	$(1,837,725)

Class R Shares:
Shares sold	7,111	$75,297	6,017	$64,972
Shares issued in reinvestment of distributions	284	2,987	675	7,288
Shares redeemed	(10,076)	(107,651)	(74,817)	(796,595)

Net increase (decrease)	(2,681)	$(29,367)	(68,125)	$(724,335)

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017[a]
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	11,614	$123,528	41,387	$448,560
Shares issued in reinvestment of distributions	673	7,072	371	3,972
Shares redeemed	(6,012)	(63,749)	(2,616)	(28,111)

Net increase (decrease)	6,275	$66,851	39,142	$424,421

Advisor Class Shares:
Shares sold	5,700,232	$60,349,327	16,643,696	$181,321,450
Shares issued in reinvestment of distributions	393,469	4,138,522	673,632	7,293,102
Shares redeemed	(3,482,330)	(36,600,924)	(14,686,688)	(159,077,946)

Net increase (decrease)	2,611,371	$27,886,925	2,630,640	$29,536,606

aFor the period August 1, 2017 (effective date) to December 31, 2017 for Class R6.

3.    Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.    Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

For the period ended June 30, 2018, the annualized gross effective investment management fee rate was 0.677% of the Fund’s average daily net assets.

b.    Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.    Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.    Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$3,620
CDSC retained	$23

e.    Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2018, the Fund paid transfer agent fees of $369,338, of which $78,736 was retained by Investor Services.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

f.    Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended June 30, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.51%	56,018,858	112,648,766	(56,287,825)	112,379,799	$112,379,799	$584,379	$ —	$ —

g.    Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.74%, and Class R6 does not exceed 0.63% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end. Prior to May 1, 2018, expenses for Class R6 were limited to 0.68%.

4.    Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5.    Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2017, the Fund had short-term capital loss carryforwards, not subject to expiration, of $565,250.

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At December 31, 2017, the Fund deferred late-year ordinary losses of $7,288,413.

At June 30, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$360,964,043

Unrealized appreciation	$24,950,612
Unrealized depreciation	(30,549,447)

Net unrealized appreciation (depreciation)	$(5,598,835)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and tax straddles.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2018, aggregated $33,963,426 and $46,338,552, respectively.

7.   Credit Risk

At June 30, 2018, the Fund had 11.8% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.   Other Derivative Information

At June 30, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$4,580,526	[a]	Variation margin on centrally cleared swap contracts	$345,900	[a]

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	9,210,127		Unrealized depreciation on OTC forward exchange contracts	1,064,218

Value recovery instruments	Investments in securities, at value	3,138,986	[b]

Totals		$16,929,639			$1,410,118

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Statement of Assets and Liabilities.

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$ 157,911		Swap contracts	$ 3,494,882
Foreign exchange contracts	Forward exchange contracts	(8,559,399)		Forward exchange contracts	15,371,732
Value recovery instruments	Investments	9,858	[a]	Investments	368,882	[a]

Totals		$(8,391,630)			$19,235,496

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2018, the average month end notional amount of swap contracts represented $84,348,571. The average month end contract value and fair value of forward exchange contracts and VRI, was $467,303,368 and $3,299,671, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

At June 30, 2018, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$9,210,127	$1,064,218

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2018, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 8,485	$ —	$ —	$ —	$ 8,485
BOFA	74,160	(2,471)	(71,689)	—	—
BZWS	162,604	—	(162,604)	—	—
CITI	1,252,174	(36,727)	—	(1,215,447)	—
DBAB	4,223,954	(203,857)	(4,020,097)	—	—
GSCO	1,589,199	(7,152)	—	(1,570,000)	12,047
HSBK	563,587	(7,174)	(516,330)	—	40,083
JPHQ	1,206,301	(801,300)	(405,001)	—	—
MSCO	7,317	(2,999)	—	—	4,318
SCNY	71,768	(1,508)	—	—	70,260
UBSW	50,578	(1,030)	—	—	49,548

Total	$9,210,127	$(1,064,218)	$(5,175,721)	$(2,785,447)	$184,741

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

9. Other Derivative Information (continued)

At June 30, 2018, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BOFA	2,471	(2,471)	—	—	—
BZWS.	—	—	—	—	—
CITI	36,727	(36,727)	—	—	—
DBAB	203,857	(203,857)	—	—	—
GSCO	7,152	(7,152)	—	—	—
HSBK	7,174	(7,174)	—	—	—
JPHQ	801,300	(801,300)	—	—	—
MSCO	2,999	(2,999)	—	—	—
SCNY	1,508	(1,508)	—	—	—
UBSW	1,030	(1,030)	—	—	—

Total.	$1,064,218	$(1,064,218)	$ —	$ —	$ —

aAt June 30, 2018, the Fund received Canadian Government Bonds, United Kingdom Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amount disclosed in the table above was adjusted due to the requirement to limit collateral amount to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amount disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 38.

10.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2018, the Fund did not use the Global Credit Facility.

11.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Foreign Government and Agency Securities	$—	$211,830,108	$—	$211,830,108
Short Term Investments	112,379,799	18,386,163	—	130,765,962

Total Investments in Securities	$112,379,799	$230,216,271	$—	$342,596,070

Other Financial Instruments:
Forward Exchange Contracts	$—	$9,210,127	$—	$9,210,127
Swap Contracts	—	4,580,526	—	4,580,526

Total Other Financial Instruments	$—	$13,790,653	$—	$13,790,653

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$1,064,218	$—	$1,064,218
Swap Contracts	—	345,900	—	345,900

Total Other Financial Instruments	$—	$1,410,118	$—	$1,410,118

aFor detailed categories, see the accompanying Statement of Investments.

12.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

On February 27, 2018, the Board approved an automatic conversion feature for Class C that will convert shareholders’ Class C shares into Class A shares after they have been held for 10 years. The conversion feature will become effective on a future date prior to the calendar year end of 2018. Further details are disclosed in the Fund’s Prospectus.

On May 18, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. The changes will become effective on or about September 10, 2018. Further details are disclosed in the Fund’s Prospectus.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton International Bond Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BNDP	BNP Paribas	ARS	Argentine Peso	BADLAR	Argentina Deposit Rates Badlar Private
BOFA	Bank of America Corp.	AUD	Australian Dollar		Banks ARS
BZWS	Barclays Bank PLC	BRL	Brazilian Real	FRN	Floating Rate Note
CITI	Citigroup, Inc.	COP	Colombian Peso	GDP	Gross Domestic Product
DBAB	Deutsche Bank AG	EUR	Euro	LIBOR	London InterBank Offered Rate
GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi	VRI	Value Recovery Instrument
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah
JPHQ	JP Morgan Chase & Co.	INR	Indian Rupee
MSCO	Morgan Stanley	KRW	South Korean Won
SCNY	Standard Chartered Bank	MXN	Mexican Peso
UBSW	UBS AG	PHP	Philippine Peso
		USD	United States Dollar

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TEMPLETON INCOME TRUST

Tax Information (unaudited)

Templeton International Bond Fund

At December 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Funds hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code (Code). This written statement will allow shareholders of record on January 12, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund, to Class A, Class C, Class R, Class R6 and Advisor Class shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0246	$0.4877	$ —
Class C	$0.0246	$0.4472	$ —
Class R	$0.0246	$0.4623	$ —
Class R6	$0.0246	$0.5556	$ —
Advisor Class	$0.0246	$0.5275	$ —

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

By mid-February 2019, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON INCOME TRUST

TEMPLETON INTERNATIONAL BOND FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON INCOME TRUST

Templeton International Bond Fund

(Fund)

At an in-person meeting held on May 18, 2018 (Meeting), the Board of Trustees (Board) of Templeton Income Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided

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TEMPLETON INTERNATIONAL BOND FUND

SHAREHOLDER INFORMATION

by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international income funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median and in the second quintile (the second best) of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, noting the Fund’s favorable income returns and longer term total return. The Board further noted management’s explanation that the Fund’s annualized total return for the one- and three-year periods was below the median of its Performance Universe and benchmark primarily due to underweighted currency positions and for the five-year period was below the median of its Performance Universe and benchmark primarily due to interest-rate strategies. The Board also noted management’s further explanation that management has strong convictions for the Fund’s current positioning, highlighting that the Fund continues to maintain low portfolio duration while aiming at a negative correlation with U.S. Treasury returns.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and six other international income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been

franklintempleton.com	Semiannual Report	41

TEMPLETON INCOME TRUST

TEMPLETON INTERNATIONAL BOND FUND

SHAREHOLDER INFORMATION

engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that given the Fund’s decline in assets over the past three calendar years, the Fund is not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Templeton International Bond Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
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© 2018 Franklin Templeton Investments. All rights reserved.	447 S 08/18

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer—Finance and Administration

Date August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer—Finance and Administration

Date August 24, 2018

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date August 24, 2018